As filed with the SEC on _________________.	Registration No. 2-89780

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 37

_________________

PRUCO LIFE OF NEW JERSEY

VARIABLE APPRECIABLE ACCOUNT

(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

(Name of Depositor)

213 Washington Street

Newark, New Jersey 07102-2992

(800) 778-2255

(Address and telephone number of principal executive offices)

_________________

Thomas C. Castano

Assistant Secretary

Pruco Life Insurance Company of New Jersey

213 Washington Street

Newark, New Jersey 07102-2992

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

_________________

It is proposed that this filing will become effective (check appropriate space):

 immediately upon filing pursuant to paragraph (b) of Rule 485

[x] on May 1, 2006pursuant to paragraph (b) of Rule 485
               date

 60 days after filing pursuant to paragraph (a)(1) of Rule 485

 on ____________ pursuant to paragraph (a)(1) of Rule 485
                 date

[x] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS

May 1, 2006

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

VARIABLE APPRECIABLE ACCOUNT

Variable

APPRECIABLE LIFE®

INSURANCE CONTRACTS

As of May 1, 1992, Pruco Life of New Jersey no longer offered these Contracts for sale.

This prospectus describes two forms of an individual variable life insurance Contract (the “Contract”) offered by Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”, “us”, “we”, or “our”) under the name Variable Appreciable Life® Insurance.

You may choose to invest your Contract’s premiums and its earnings in one or more of the following ways:

•

Invest your Contract’s premiums and its earnings in one or more of 13 available variable investment options of the Pruco Life of New Jersey Variable Appreciable Account (the “Account”), each of which invests in a corresponding portfolio of The Prudential Series Fund (the “Series Fund”):

Conservative Balanced

Diversified Bond

Equity

Flexible Managed

Global

Government Income

High Yield Bond

Jennison

Money Market

Natural Resources

Small Capitalization Stock

Stock Index

Value

•	Invest in the fixed rate option, which pays a guaranteed interest rate.

•	Invest in the Pruco Life of New Jersey Variable Contract Real Property Account (the “Real Property Account”).

Please Read this Prospectus. Please read this prospectus and keep it for future reference. A current prospectus for the Real Property Account accompanies this prospectus. These prospectuses contain important information about the available variable investment options. Please read these prospectuses and keep them for future reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Contract may have been purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance Contract is subject to risk, including the possible loss of your money. An investment in Pruco Life of New Jersey Variable Appreciable Life is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102-2992
Telephone: (800) 778-2255

Appreciable Life is a registered mark of Prudential.

                                                       TABLE OF CONTENTS

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes the maximum fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer amounts between investment options.

Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge on Premiums (Load) (2)	Deducted from premium payment.	5% of premium payment.
Administrative Fee	Deducted from premium payment.	$2
Taxes Attributable to Premiums (1)	Deducted from premium payments.	2.5% of premium payments.
Maximum Deferred Sales Charge (Load) (2)	Upon lapse, surrender, or decrease in the face amount.	45% of one scheduled annual premium.
Other Surrender Fees (2)	Upon lapse, surrender, or decrease in the face amount.	$5 per $1,000 of coverage amount.
Withdrawal Fee	Upon withdrawal.	The lesser of $15 and 2% of the withdrawal amount.
Face amount Change Fee	When there is a change in the face amount.	$15
Living Needs Benefit Fee	When the benefit is paid.	$150

(1)

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life of New Jersey.

(2)	Duration of charge is limited. See CHARGES AND EXPENSES.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the portfolio fees and expenses.

Periodic Contract and Optional Rider Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance (“COI”) for the face amount. (1)(2)

Minimum and Maximum Charges

_____________

Initial COI for a representative Contract owner, male age 30 in the preferred underwriting class, no riders.

	Monthly	From $0.06 to $83.34 per $1,000 of Net Amount of Risk. _____________ $0.15 per $1,000 of Net Amount of Risk. (3)

Mortality and Expense Risk Fees	Daily	Effective annual rate of 0.60% of the amount of assets in the variable investment options.
Additional Mortality Fees for risk associated with certain occupation, avocation, or aviation risks.	Monthly	From $0.10 to $2.08 per $1,000 of the face amount.
Fee for the face amount.	Monthly	$2.50 plus $0.02 per $1,000 of the face amount.
Net interest on loans (5)	Annually	1.5%
Guaranteed Death Benefit Fee for the face amount or an increase to the face amount.	Monthly	$0.01 per $1,000 of the face amount or increase in the face amount.
Fee for an increase to the face amount.	Monthly	$0.02 per $1,000 of the face amount.
Fee for Level Premium Term Rider (1) Minimum and Maximum Charges _____________ Level Premium Term Rider fee for a representative Contract owner, male age 30 in the preferred underwriting class.	Monthly	From $0.16 to $7.91 per $1,000 of coverage. _____________ $0.19 per $1,000 of coverage. (3)
Fee for Child Level Premium Term Rider (4)(6)	Monthly	$0.45 per $1,000 of insurance amount.
Fee for Accidental Death Benefit Rider Minimum and Maximum Charges _____________ Accidental Death Benefit fee for a representative Contract owner, male age 30 in the preferred underwriting class.	Monthly	From $0.04 to $0.64 per $1,000 of coverage. _____________ $0.07 per $1,000 of coverage. (3)

Option to Purchase Additional Insurance Rider (1)

Minimum and Maximum Charges

_____________

Option to Purchase Additional Insurance Rider fee for a representative Contract owner, male age 30 in the preferred underwriting class.

	Monthly	From $0.06 to $0.47 per $1,000 of coverage, depending on issue age. _____________ $0.17 per $1,000 of coverage. (3)

Waiver of Premium Rider Charge Minimum and Maximum Charges _____________ Waiver of Premium Rider fee for a representative Contract owner, male age 30 in the preferred underwriting class.	Monthly	From $0.008 to $0.21 per $1,000 of coverage. _____________ $0.07 per $1,000 of coverage. (3)
Applicant Waiver of Premium Rider Minimum and Maximum Charges _____________ Applicant Waiver of Premium Rider fee for a representative Contract owner, male age 30 in the preferred underwriting class.	Monthly	From 0.40% to 3.14% of the Contract’s applicable premium. Capped at $0.15 per $1,000 of coverage. _____________ 0.7% of the Contract’s applicable premium capped at $0.15 per $1,000 of coverage. (3)

(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.
(2)	For example, the highest COI rate is for an insured who is a male/female age 99.
(3)	You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life of New Jersey representative.
(4)	Both the charge and the duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk.
(5)

The maximum loan rate reflects the net difference between a loan with an effective annual interest rate of 5.5% and an effective annual interest credited equal to 4%. A loan with a variable loan interest rate may be charged a lower effective annual interest rate. See Loans.

(6)	Duration of charge is limited. See CHARGES AND EXPENSES.

Portfolio Expenses

This table describes the portfolio fees and expenses that you will pay periodically during the time you own the Contract. The table shows the minimum and maximum fees and expenses charged by any of the portfolios. More detail concerning portfolio fees and expenses is contained in the prospectus for the Series Fund.

Total Annual Fund Operating Expenses (1)	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.38%	0.82%

(1)	Total Annual operating expense for Real Property Partnership is 8.65%.

SUMMARY OF THE CONTRACT

AND CONTRACT BENEFITS

Brief Description of the Contract

The Contract is a form of variable universal life insurance. Our variable appreciable life insurance policy is a flexible form of variable universal life insurance. It has a death benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest premiums in one or more of the 13 available variable investment options that invest in portfolios of The Prudential Series Fund, in the fixed rate option, or in the Real Property Account. Although the value of your Contract Fund may increase if there is favorable investment performance in the portfolios you select, investment returns in the portfolios are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. Within certain limits, the Contract will provide you with some flexibility in determining the amount and timing of your premium payments. The Contract has a Tabular Contract Fund that is designed to encourage the payment of premiums and the accumulation of cash value. Some features and/or riders described in this prospectus may not be available in some states.

Types of Death Benefit Available Under the Contract

The death benefit is an important feature of the Contract. You may choose one of the following two forms of the Contract. They each have a different death benefit amount.

Contract Form A, level death benefit: The death benefit will generally be equal to the face amount of insurance. It can never be less than this amount. The death benefit remains fixed in amount (unless the Contract becomes paid-up) and only the cash surrender value will vary with investment experience. Under a newer version, sold in most jurisdictions beginning in September 1986, the death benefit may be increased to ensure that the Contract continues to satisfy the Internal Revenue Code's definition of life insurance.

Contract Form B, variable death benefit: The death benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options. However, the death benefit under Form B, as is true under Form A, will never be less than the initial face amount and it may also be increased to satisfy Internal Revenue Code requirements.

Throughout this prospectus the word “Contract” refers to both Form A and B unless specifically stated otherwise. Under both Form A and B Contracts there is no guaranteed minimum cash surrender value.

Death Benefit Guarantee

The Pruco Life of New Jersey Variable Appreciable Life Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:

•

We guarantee that if the Scheduled Premiums are paid when due, or received within 61 days after the Scheduled Premiums are due (or missed premiums are paid later with interest), the Contract will not lapse because of unfavorable investment performance, and the least amount we will pay upon the death of the insured is the face amount of insurance.

•

If all premiums are not paid when due (or not made up later with interest), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in the Contract. This amount is called the “Tabular Contract Fund”, and it increases each month. In later years it becomes quite high. The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero. This means that when a Variable Appreciable Life Contract lapses, it may still have considerable value and you may have a substantial incentive to reinstate it. If you choose otherwise, you may take, in one form or another, the cash surrender value. See LAPSE AND REINSTATEMENT.

The Contract Fund

Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of your variable investment options; (2) interest credited on any amounts allocated to the fixed rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES.

Tabular Contract Fund

The Tabular Contract Fund is designed to encourage the payment of premiums and the accumulation of cash value. Even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly date is equal to or greater than the Tabular Contract Fund Value on the next Monthly date.

The Tabular Contract Fund is a guideline representing the amount that would be in the Contract fund if all scheduled premiums are paid on their due dates, there are no unscheduled premiums paid, there are no withdrawals, the investment options you have chosen earn exactly a uniform rate of return of 4% per year, and we have deducted the maximum mortality, sales load and expense charges.

Premium Payments

Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. We guarantee that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience. Your Contract may terminate if the Contract debt exceeds what the cash surrender value would be if there was no Contract debt. We will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract in-force. See Loans.

Your Scheduled Premium consists of two amounts:

•

The initial amount is payable from the time you purchase your Contract until the Contract anniversary immediately following your 65th birthday or the Contract's tenth anniversary, whichever is later (the “Premium Change Date”);

•	The guaranteed maximum amount payable after the Premium Change Date. See PREMIUMS.

The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. See PREMIUMS and Tax Treatment of Contract Benefits. Pruco Life of New Jersey will generally accept any premium payment of at least $25. You may be flexible with your premium payments depending on your Contract’s performance. If the performance of the Contract is less favorable and the Contract Fund is less than the Tabular Contract Fund Value the Contract would go into default.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. See Allocation of Premiums.

On the Contract date, we deduct a $2 processing charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from the initial premium. Then the first monthly charges are deducted. The remainder of the initial premium will be allocated among the variable investment options, the fixed rate option, or the Real Property Account according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt in Good Order at the Payment Office (the address on your bill), but not earlier than the Contract date.

After the Contract date, we deduct a $2 per payment charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from each subsequent premium payment. After the deductions from premiums, the net payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office in accordance with the allocation previously designated.

Investment Choices

You may choose to invest your Contract’s premiums and its earnings in one or more of the 13 available variable investment options that invest in portfolios of The Prudential Series Fund. You may also invest in the fixed rate option and the Real Property Account. See The Prudential Series Fund, The Fixed Rate Option, and The Pruco Life of New Jersey Variable Contract Real Property Account. Subsequent net premiums are applied to your Contract as of the date of receipt at the Payment Office.

We may add additional variable investment options in the future.

Transfers Among Investment Options

If the Contract is not in default, you may, up to four times each Contract year, transfer amounts among the variable investment options, to the fixed rate option, or to the Real Property Account. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. There is no charge. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

While you may also transfer amounts from the fixed rate option and the Real Property Account, certain restrictions may apply.

We reserve the right to prohibit transfer requests we determine to be disruptive to the investment option or to the disadvantage of other Contract owners.

Restrictions will be applied uniformly and will not be waived.

In addition, you may use our dollar cost averaging feature. See Transfers/Restrictions on Transfers, Dollar Cost Averaging.

Increasing or Decreasing the Face Amount

Subject to our underwriting requirements determined by us, after the first Contract anniversary you may increase the amount of insurance by increasing the face amount of the Contract. An increase in the face amount is similar to the purchase of a second Contract and must be at least $25,000. Other conditions must be met before we approve of an increase in the face amount. See Increases in the Face Amount.

You also have the additional option of decreasing the face amount of your Contract, without withdrawing any surrender value. The minimum permissible decrease is $10,000 and will not be permitted if it causes the face amount of the Contract to drop below the minimum face amount applicable to the Contract.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the face amount is decreased or a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

Access to Contract Values

A Contract may be surrendered for its cash surrender value (the Contract Fund minus any Contract debt and minus any applicable surrender charges) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Service Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract, and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's cash surrender value without surrendering the Contract. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Withdrawals, and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan. The maximum loan amount is equal to the sum of (1) 90% of the portion of the cash value attributable to the variable investment options and (2) the balance of the cash value. The cash value is equal to the Contract Fund less any surrender charge. The minimum loan amount you may borrow at any one time is $500, unless the proceeds are used to pay premiums on your Contract. See Loans.

Canceling the Contract

Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. In general, you will receive a refund of all premium payments made. However, if applicable law does not require a refund of all premium payments made, you will receive the greater of (1) the Contract Fund plus the amount of any charges that have been deducted or (2) all premium payments made. A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, but may be entirely dependent on the investment performance of the variable investment options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance could cause your Contract to lapse and you could lose your insurance coverage. However, we guarantee that if

Scheduled Premiums are paid when due and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.

The variable investment options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the fixed rate option provides a guaranteed rate of return. See Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that we are entitled to make under the Contract. The “current charge” is the amount that we are now charging, which may be lower. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

If Scheduled Premiums are paid on or before each due date, or received within 61 days after the Scheduled Premiums are due, and there are no withdrawals or outstanding loans, a Contract will remain in-force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date. However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, we will notify you of the required payment to prevent your Contract from lapsing. Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will lapse. If your Contract does lapse, it will still provide some benefits. See LAPSE AND REINSTATEMENT. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks Involved with Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a death benefit, you may wish to use it for various insurance planning purposes. Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance policy could play an important role in helping you to meet the future costs of a child’s education. The Contract’s death benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, or if you do not pay sufficient premiums, your Contract may lapse or you may not accumulate the funds you need. Accessing the values in your Contract through withdrawals and Contract loans may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

We may limit you to no more than four withdrawals in a Contract year. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. You may make a withdrawal only to the extent that the cash surrender value plus any Contract loan exceeds the applicable tabular cash value. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Form B (variable) Contracts, will not change the face amount of insurance. However, under a Type A (fixed) Contract, the withdrawal will cause a reduction in the face amount of insurance by no more than the amount of the withdrawal. A surrender charge may be deducted. See CHARGES AND EXPENSES. It is important to note, that if the face amount of insurance is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in the face amount of insurance, you should consult with your tax adviser and your Pruco Life of New Jersey representative. See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

All or a portion of the amount credited to a variable investment option may be transferred to another variable investment option, the fixed rate option, or the Real Property Account.

If the Contract is not in default, you may, up to four times each Contract year, transfer amounts among the variable investment options, to the fixed rate option, or to the Real Property Account. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. There is no charge. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under the dollar cost averaging program described in this prospectus do not count towards the limit of 20 transfers. In the future, we may count such transfers towards the limit.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Generally, only one transfer from the fixed rate option is permitted during each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000.

Transfers from the Real Property Account to the other investment options available under the Contract are currently permitted only during the 30-day period beginning on the Contract anniversary. The maximum amount that may be transferred out of the Real Property Account each year is the greater of: (a) 50% of the amount invested in the Real Property Account; and (b) $10,000. See the attached Real Property Account Prospectus.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Limitations and Charges on Surrender of the Contract

You may surrender your Contract at any time. We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits.

A Contract may be surrendered for its cash surrender value while the insured is living. We will assess a surrender charge if, during the first 10 Contract years (or 10 years from an increase in the face amount of insurance), the Contract lapses, is surrendered, or the face amount of insurance is decreased (including as a result of a withdrawal). The surrender charge is determined by the primary annual premium amount. It is calculated as described in Surrender Charges. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal your Contract Fund. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if at any time the Contract Fund (which includes the loan) less any applicable surrender charges is less then the Tabular Contract Fund. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

If your Contract Fund is less then your Contract debt your Contract will terminate 61 days after we notify you.

Tax Consequences of Buying this Contract

Your Policy is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance contract. However, your death benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the policy value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. We will notify you if a premium or a reduction in the face amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, death benefit payments under Modified Endowment Contracts, like death benefit payments under other life insurance Contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, or by purchasing an additional contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH

THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract’s premiums and its earnings in one or more of 13 available variable investment options. You may also invest in the fixed rate option or the Real Property Account. The fixed rate option is the only investment option that offers a guaranteed rate of return. See The Prudential Series Fund, The Fixed Rate Option and The Pruco Life of New Jersey Variable Contract Real Property Account.

Risks Associated with the Variable Investment Options

The separate account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940 other than the Real Property Account, which invests in a Real Property Partnership. See the accompanying prospectus for the Pruco Life of New Jersey Real Property Account. Each variable investment option has its own investment objective and associated risks, which are described in the accompanying Series Fund prospectus. The income, gains, and losses of one variable investment option have no effect on the investment performance of any other variable investment option.

We do not promise that the variable investment options will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the variable investment options you choose. You bear the investment risk that the variable investment options may not meet their investment objectives. It is possible to lose your entire investment in the variable investment options. Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when separate account and Contract charges are deducted, you experience a negative return. See The Prudential Series Fund.

Learn More about the Variable Investment Options

Before allocating amounts to the variable investment options, you should read the current Series Fund prospectus for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANY

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company, organized on September 17, 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities only in the states of New Jersey and New York. Pruco Life of New Jersey’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life of New Jersey Variable Appreciable Account

Pruco Life of New Jersey has established a separate account, the Pruco Life of New Jersey Variable Appreciable Account (the "Account") to hold the assets that are associated with the Contracts. The Account was established on January 13, 1984 under New Jersey law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life of New Jersey's other assets.

Pruco Life of New Jersey is the legal owner of the assets in the Account. Pruco Life of New Jersey will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life of New Jersey to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time these additional assets will be transferred to Pruco Life of New Jersey's general account. Pruco Life of New Jersey will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of Pruco Life of New Jersey’s other assets. The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life of New Jersey conducts.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life of New Jersey.

Currently, you may invest in one or a combination of 13 available variable investment options. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that are held as an investment for that option. We hold these shares in the Account. We may remove or add additional variable investment options in the future. The Account’s financial statements are available in the Statement of Additional Information to this prospectus.

The Prudential Series Fund

The Prudential Series Fund (the “Series Fund”) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. On October 31, 1986, the Pruco Life Series Fund, Inc., an open-end diversified management investment company, which sold its shares only to separate accounts of Pruco Life of New Jersey and Pruco Life Insurance Company (“Pruco Life”), was merged into the Prudential Series Fund. Prior to that date, the Account invested only in shares of Pruco Life Series Fund, Inc.

The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for us to provide benefits under the Contract and to transfer assets from one variable investment option to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding variable investment option.

The Series Fund has a separate prospectus that is provided with this prospectus. You should read the Series Fund prospectus before you decide to allocate assets to the variable investment options. There is no assurance that the investment objectives of the variable investment options will be met.

Listed below are the variable investment options in which the Account invests, their investment objectives, investment advisers and investment subadvisers:

•

Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments. The Portfolio may invest in foreign securities.

•

Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

•

Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

•

Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities.

•	Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

•

Government Income Portfolio: The investment objective is a high level of income over the longer term consistent with the preservation of capital. The Portfolio normally invests at least 80% of its investable assets in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities, and collateralized mortgage obligations. The Portfolio may invest up to 20% of its investable assets in other securities, including corporate debt securities.

•

High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high-yield/high-risk debt securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations.

•

Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

•

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high- quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

•

Natural Resources Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio may invest up to 30% of its total assets in foreign securities.

•

Small Capitalization Stock Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the “S&P Small Cap 600 Index”) by investing at least 80% of its investable assets in all or a representative sample of stocks in the S&P SmallCap 600 Index.

•

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

•

Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that we believe are undervalued - those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITS) and up to 30% of its total assets in foreign securities.

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Series Fund. PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio, the Natural Resources Portfolio, and the Value Portfolio. Jennison also serves as a subadviser for approximately 50% of the assets of the Equity Portfolio. Jennison is located at 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (“PIM”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio, the Government Income Portfolio, the High Yield Bond Portfolio, and the Money Market Portfolio. PIM serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio and the Flexible Managed Portfolio. PIM is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (“QMA”), an indirect, wholly-owned subsidiary of PIM, serves as the subadviser for the Small Capitalization Portfolio and the Stock Index Portfolio. QMA serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio and the Flexible Managed Portfolio. QMA is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

LSV Asset Management (“LSV”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. LSV is located at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation. Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202.

Salomon Brothers Asset Management, Inc. (“SaBAM”) serves as the subadviser for approximately 50% of the assets of the Equity Portfolio. SaBAM is a wholly-owned subsidiary of Legg Mason, Inc. SaBAM is located at 399 Park Avenue, New York, New York 10022.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

William Blair & Company LLC (“William Blair”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. William Blair is located at 222 West Adams Street, Chicago, Illinois 60606.

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. PI pays each subadviser out of the fee that PI receives from the Series Fund.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying funds. Neither the companies that invest in the Fund nor the Fund currently foresee any such disadvantage. The Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any variable investment option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity contract owners.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

The Series Fund or an affiliate of the Series Fund may compensate Pruco Life of New Jersey based upon an annual percentage of the average assets held in the portfolio by Pruco Life of New Jersey under the Contracts. These percentages may vary by portfolio, and reflect administrative and other services we provide. With regard to its variable life insurance Contracts generally, Pruco Life of New Jersey receives an annual fee that ranges from 0.05% to 0.40% for providing such services.

Service Fees Payable to Pruco Life of New Jersey

Pruco Life of New Jersey has entered into an agreement with Prudential Investments, LLC, the investment adviser of the Series Fund. Under the terms of this agreement, Pruco Life of New Jersey provides administrative and support services to the portfolios for which it receives an annual fee that, as of May 1, 2006, is equal to 0.05% of the average assets allocated to the Series Fund portfolios.

Voting Rights

We are the legal owner of the shares of the Series Fund associated with the variable investment options. However, we vote the shares of the Series Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more variable investment options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the variable investment options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract owner voting instructions, we will advise Contract owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the variable investment options. We may also cease to allow investments in any existing variable investment options. We do this only if events such as investment policy changes or tax law changes make a variable investment option unsuitable. We would not do this without the approval of the Securities and Exchange Commission and necessary state insurance department approvals. You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the fixed rate option. This amount becomes part of Pruco Life of New Jersey’s general account. The general account consists of all assets owned by Pruco Life of New Jersey other than those in the Account and in other separate accounts that have been or may be established by Pruco Life of New Jersey. Subject to applicable law, Pruco Life of New Jersey has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life of New Jersey guarantees that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that Pruco Life of New Jersey declares periodically, but not less than an effective annual rate of 4%. Pruco Life of New Jersey is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.

Transfers out of the fixed rate option are subject to strict limits. See Transfers/Restrictions on Transfers. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds Are Paid.

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Pruco Life of New Jersey has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

The Pruco Life of New Jersey Variable Contract Real Property Account

The Real Property Account is a separate account of Pruco Life of New Jersey. This account, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, Pruco Life and Pruco Life of New Jersey, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. It is not registered as an investment company under the Investment Company Act of 1940 and is therefore not subject to the same regulation as the Series Fund. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in asset value.

The Partnership has entered into an investment management agreement with Prudential Investment Management, Inc. (“PIM”), under which PIM selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management, which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, the Partnership’s investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account. It should be read together with this prospectus by any Contract owner considering the real estate investment option. There is no assurance that the investment objectives of the Real Property Account will be met.

CHARGES AND EXPENSES

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, the amount allocated to the Real Property Account, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans. Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Contract. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will be set at one rate for all Contracts like this one. Changes in other charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

Deduction from Premiums

We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year.

Taxes Attributable to Premiums

We deduct a charge of 2.5% for taxes attributable to premiums from each premium payment we receive. The premium tax charge is our estimate of the average burden of state taxes generally. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5%. The rate applies uniformly to all Contract owners without regard to location of residence. We may collect more for this charge than we actually pay for state and local premium taxes.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Sales Load Charges

We may charge up to 5% of premiums paid for sales expenses in all Contract years. This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. We will deduct part of this sales load from each premium received whether scheduled or unscheduled in an amount up to 5% of the portion of the premium remaining after the $2 administrative charge has been deducted. See Deduction from Premiums.

We will deduct the remainder of the sales load only if the Contract is surrendered or stays in default past its days of grace. This second part is called the deferred sales charge. However, we will not deduct the deferred sales charge for Contracts that lapse or are surrendered on or after the Contract's 10th anniversary. The deferred sales charge will be reduced for Contracts that lapse or are surrendered sometime between the eighth month of the sixth year and the 10th anniversary. No deferred sales charge is applicable to the death benefit, no matter when that becomes payable.

For Contracts under which premiums are payable annually, we charge the maximum deferred sales charge if the Contract lapses or is surrendered, until the seventh month of the sixth Contract year, or if there is an increase in the face amount of insurance. Thereafter, the sales charge will be the maximum charge reduced uniformly until it becomes zero at the end of the 10th Contract year. More precisely, the deferred sales charge will be the maximum charge reduced by a factor equal to the number of complete months that have elapsed between the end of the sixth month in the Contract's sixth year and the date of surrender or lapse, divided by 54 (since there are 54 months between that date and the Contract's 10th anniversary). The following table shows illustrative deferred sales load charges that will be made when such Contracts are surrendered or lapse.

Maximum Deferred Sales Load Percentages
For Contracts Surrendered During	The Deferred Sales Charge Will be the Following Percentage of One Scheduled Annual Premium	Which is Equal to the Following Percentage of the Scheduled Premiums Due to Date of Surrender

Entire Year 1

Entire Year 2

Entire Year 3

Entire Year 4

Entire Year 5

First 7 Months of Year 6

First Month of Year 7

First Month of Year 8

First Month of Year 9

First Month of Year 10

First Month of Year 11

and Thereafter

	25% 30% 35% 40% 45% 45% 40% 30% 20% 10% 0%	25.00% 15.00% 11.67% 10.00% 9.00% 7.50% 5.71% 3.75% 2.22% 1.00% 0.00%

For Contracts under which premiums are payable more frequently than annually, the deferred sales charge will be 25% of the first year's Scheduled Premiums due on or before the date of surrender or lapse and 5% of the Scheduled Premiums for the second through fifth Contract years due on or before the date of surrender or lapse. Thus, for such Contracts the maximum deferred sales charge will also be equal to 9% of the total Scheduled Premiums for the first five Contract years. This amount will be higher in dollar amount than it would have been had premiums been paid annually because the total of the Scheduled Premiums is higher. See PREMIUMS. To compensate for this, the reduction in the deferred sales charge will start slightly earlier for Contracts under which premiums are paid semi-annually, still earlier if premiums are paid quarterly and even earlier if premiums are paid monthly. The reductions are graded smoothly so that the dollar amount of the deferred sales charge for two persons of the same age, sex, Contract size, and Contract Date, will be identical beginning in the seventh month of the sixth Contract year without regard to the frequency at which premiums were paid.

For purposes of determining the deferred sales charge, the Scheduled Premium is the premium payable for an insured in the preferred rating class, even if the insured is in a higher rated risk class. Moreover, if premiums have been paid in excess of the Scheduled Premiums, the charge is based upon the Scheduled Premiums. If a Contract is surrendered when less than the aggregate amount of the Scheduled Premiums due on or before the date of surrender has been paid, the deferred sales charge percentages will be applied to the premium payments due on or before the fifth anniversary date that were actually paid, whether timely or not, before surrender.

We waive the portion of the sales load deducted from each premium (5% of the portion of the premium remaining after the $2 processing charge has been deducted) for premiums paid beyond five years of Scheduled Premiums on an annual basis. Thus, with respect to a premium paid after that total is reached, only the 2.5% premium tax charge and the $2 processing charge is deducted before the premium is allocated to the investment option[s] you choose. We may, on a uniform and non-contractual basis, withdraw or modify this concession, although we do not currently intend to do so. If you elect to increase the face amount of your Contract, the rules governing the non-guaranteed waiver of the 5% front-end sales load will apply separately to the base Contract and the increase. See Increases in the Face Amount.

Cost of Insurance

We deduct, monthly, a cost of insurance ("COI") charge proportionately from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables us to pay this larger death benefit. The maximum COI charge is determined by multiplying the amount by which the Contract’s death benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.

The net amount at risk is affected by factors such as: investment performance, premium payments, and charges. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current attained age, sex (except where unisex rates apply), smoker/non-smoker status, and extra rating class, if any. At most ages, our current COI rates are lower than the maximum rates. Current COI charges range from $0.06 to $83.34 per $1,000 of net amount at risk.

Monthly Deductions from the Contract Fund

We deduct the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a)

We deduct an administrative charge based on the face amount of insurance. This charge is intended to compensate us for things like processing claims, keeping records and communicating with Contract owners. We deduct $2.50 per Contract and up to $0.02 per $1,000 of the face amount of insurance. This charge also applies to increases in the face amount of insurance, except for the automatic increase under Contracts issued on insureds of 14 years of age or less. Currently, the charge of $0.02 per $1,000 of the face amount will not exceed $2 per month and is waived for Contracts issued on a Pru-Matic Premium Plan after June 1, 1987. Thus, we will deduct $44.40 per year for a Contract with the minimum face amount of $60,000, not issued on a Pru-Matic Premium Plan basis. We will not make this charge if your Contract becomes paid-up or has been continued in-force, after lapse, as variable reduced paid-up insurance.

(b)

We also deduct a charge of $0.01 per $1,000 of the face amount of insurance (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less). We deduct this charge for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the guaranteed minimum death benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period. We do not make this charge if your Contract becomes paid-up or has been continued in-force, after lapse, as variable reduced paid-up insurance.

(c)	You may add one or more riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See Riders.

(d)	If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted and the Scheduled Premium will be increased.

The earnings of the Account are taxed as part of the operations of Pruco Life of New Jersey. Currently, no charge is being made to the Account for Pruco Life of New Jersey’s federal income taxes. We periodically review the question of a charge to the Account for Pruco Life of New Jersey’s federal income taxes. We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of each of the variable investment options in an amount equivalent to an effective annual rate of 0.60%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the fixed rate option.

Surrender Charges

We assess a surrender charge if the Contract is surrendered or lapses when it is in default past its days of grace. This charge is made to compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured's rating class, and establishing records. We deduct $5 per $1,000 of the face amount of insurance (excluding the automatic increase for Contracts issued on insureds aged 14 or less) if the Contract is surrendered or lapses, unless it stays in-force until the end of the 10th Contract year (later if additional insurance is added after issue). However, we reduce this charge for Contracts that lapse or are surrendered after the 5th Contract anniversary. For each full additional month that the Contract stays in-force on a premium paying basis, we will reduce the surrender charge by $0.0833 per $1,000 of the initial face amount of insurance until it reaches zero at the end of the 10th Contract year. We do not deduct a surrender charge from the death benefit if the insured dies during the first 10 Contract years or 10 years from an increase in the face amount of insurance.

Transaction Charges

(a)	We currently charge a transaction fee equal to the lesser of $15 or 2% of the withdrawal amount in connection with each withdrawal.

(b)	We may charge a transaction fee of up to $15 for any change in the face amount of insurance.

(c)	We currently charge a transaction fee of $150 for Living Needs Benefit payments.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Series Fund prospectus.

Rider Charges

Contract owners may be able to obtain additional benefits, which may increase the Scheduled Premium. These optional insurance benefits are described in what is known as a “rider” to the Contract. We deduct a monthly charge from the Contract Fund if additional benefits cause an increase to your Scheduled Premium.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Generally, the Contract owner is the insured. There are circumstances when the Contract owner is not the insured. There may also be more than one Contract owner. If the Contract owner is not the insured or there is more than one Contract owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date we receive your request.

While the insured is living, the Contract owner is entitled to any Contract benefit and value. Only the Contract owner is entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date we receive your request. However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the death benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. If we learn of the inaccuracy after the insured’s death any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex. If we learn of the inaccuracy before the insured’s death, the face amount will be adjusted to what the current scheduled premium would have purchased at the correct age and sex.

Settlement Options

The Contract grants to most Contract owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life of New Jersey representative can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and we will return the premiums paid, less any Contract debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the face amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Contract owners may be able to obtain additional benefits which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a “rider” to the Contract. One rider pays certain premiums into the Contract if the insured dies in an accident. Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child. The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider. Any Pruco Life of New Jersey representative can explain these extra benefits further. Samples of the provisions are available from Pruco Life of New Jersey upon written request.

Under one form of rider, which provides monthly renewable term life insurance, the amount payable upon the death of the insured may be substantially increased. If this rider is purchased, even the original Contract will not become paid-up, although, if the Contract Fund becomes sufficiently large, a time may come when Pruco Life of New Jersey will have the right to refuse to accept further premiums. See When a Contract Becomes Paid-Up.

Under another form of rider that is purchased for a single premium, businesses that own a Contract covering certain employees may be able to change the insured person from one key employee to another if certain requirements are met. Any Pruco Life of New Jersey representative can explain these extra benefits further. Samples of the provisions are available from Pruco Life of New Jersey upon written request.

Living Needs Benefit Rider - The Living Needs BenefitSM Rider is available on your Contract. The benefit may vary by state. There is no charge for adding the benefit to a Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will never be lower than the Contract's cash surrender value. One or both of the following options may be available. A Pruco Life of New Jersey representative should be consulted as to whether additional options may be available.

The Terminal Illness Option is available on the Living Needs Benefit Rider if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, we will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

The Nursing Home Option is available on the Living Needs Benefit Rider after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, we will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Subject to state approval, all or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life of New Jersey reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner, and the effect on the Contract if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

As of May 1, 1992, Pruco Life of New Jersey no longer offered these Contracts for sale. Generally, the minimum initial guaranteed death benefit was $60,000. However, higher minimums are applied to insureds over the age of 75. Insureds 14 years of age or less may have applied for a minimum initial guaranteed death benefit of $40,000. The Contract was generally issued on insureds below the age of 81. Before issuing any Contract, Pruco Life of New Jersey required evidence of insurability, which may have included a medical examination. Non-smokers who met preferred underwriting requirements were offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. Certain classes of Contracts, for example a Contract issued in connection with a tax-qualified pension plan, may have been issued on a "guaranteed issue" basis and may have a lower minimum initial death benefit than a Contract that was individually underwritten. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Scheduled Premiums on the Contract are payable during the insured's lifetime on an annual, semi-annual, quarterly or monthly basis on due dates set forth in the Contract. If you pay premiums more often than annually, the aggregate annual premium will be higher to compensate us both for the additional processing costs (see CHARGES AND EXPENSES) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract year. The premium amount depends on the Contract's initial death benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification. If you pay premiums other than monthly, we will notify you about three weeks before each due date, that a premium is due. If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with our consent.

You may elect to have monthly premiums paid automatically under the “Pru-Matic Premium Plan” by pre-authorized transfers from a bank checking account. Currently, Contract owners selecting the Pru-Matic Premium Plan on Contracts issued after June 1, 1987 will have reduced current monthly expense charges. See CHARGES AND EXPENSES. You may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. You may make unscheduled premium payments occasionally or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Pruco Life of New Jersey will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse. See LAPSE AND REINSTATEMENT. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions, which would otherwise not be taxable events, may be subject to federal income taxation. See Tax Treatment of Contract Benefits.

Pruco Life of New Jersey will generally accept any premium payment of at least $25. Pruco Life of New Jersey reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. The flexibility of premium payments provides Contract owners with different opportunities under the two Forms of the Contract. Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the death benefit. Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts, which accumulate without current income taxation.

Each Contract sets forth two premium amounts. The initial premium amount is payable on the Contract Date (the date the Contract was issued, as noted in each individual Contract) and on each subsequent due date until the Contract's anniversary immediately following the insured's 65th birthday (or until the Contract's tenth anniversary, if that is later). The second and higher premium amount set forth in the Contract is payable on and after that anniversary (the “premium change date”). However, if the amount invested under the Contract, net of any excess premiums, is higher than it would have been had only Scheduled Premiums been paid, had maximum contractual charges been deducted, and had only an average net rate of return of 4% been earned, then the second premium amount will be lower than the maximum amount stated in the Contract. We will tell you what the amount of your second premium will be. Under the original version of the Contracts, if investment experience has been favorable enough, the Contract may become paid-up before or by the premium change date. We reserve the right not to accept any further premium payments on a paid-up Contract.

The Contracts include a premium change date, with Scheduled Premiums potentially increasing after that date to a second premium amount. Thus, you are provided with both the flexibility to pay lower initial Scheduled Premiums and a guarantee of lifetime insurance coverage, if all Scheduled Premiums are paid. The tables on pages T1 and T2 show how the second premium amount compares with the first premium amount under Contracts and for different hypothetical investment results.

The following table shows, for two face amounts, representative initial preferred rating and standard rating annual premium amounts under either Form A or Form B Contracts issued on insureds who are not substandard risks:

	$60,000 Face Amount		$100,000 Face Amount
	Preferred	Standard	Preferred	Standard
Male, age 35 at issue	$554.80	$669.40	$902.00	$1,093.00
Female, age 45 at issue	$698.80	$787.60	$1,142.00	$1,290.00
Male, age 55 at issue	$1,556.20	$1,832.20	$2,571.00	$3,031.00

The following table compares annual and monthly premiums for insureds who are in the preferred rating class. Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 105% to 109% of the annual premium for that Contract.

	$60,000 Face Amount		$100,000 Face Amount
	Monthly	Annual	Monthly	Annual
Male, age 35 at issue	$50.00	$554.80	$80.00	$902.00
Female, age 45 at issue	$62.60	$698.80	$101.00	$1,142.00
Male, age 55 at issue	$136.40	$1,556.20	$224.00	$2,571.00

You may select a higher contemplated premium than the Scheduled Premium. We will bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Under the original version of the Contracts, such payments may also provide a means of obtaining a paid-up Contract earlier than if only Scheduled Premiums are paid.

In some cases the payment of greater than Scheduled Premiums or favorable investment experience may result in the Contract becoming paid-up so that no further premium payments will be necessary. If this happens, Pruco Life of New Jersey may refuse to accept any further premium payments. If a Contract becomes paid-up, the death benefit then in-force becomes the guaranteed minimum death benefit; apart from this guarantee, the death benefit and the cash surrender value of the paid-up Contract will thereafter vary daily to reflect the investment experience of amounts invested under the Contract. Contracts sold beginning in September 1986 in jurisdictions where all necessary approvals have been obtained will no longer become paid-up. Instead, the death benefit will be increased so that it is always at least as great as the Contract Fund divided by the net single premium for the insured's attained age at such time. See How a Contract's Death Benefit Will Vary. The term “Contract Fund” refers generally to the total amount invested under the Contract and is defined under CHARGES AND EXPENSES. The term “net single premium,” the factor which determines how much the death benefit will increase for a given increase in the Contract Fund, is defined and illustrated under item 2 of How a Contract's Death Benefit Will Vary. Whenever the death benefit is determined in this way, Pruco Life of New Jersey reserves the right to refuse to accept further premium payments, although in practice the payment of the lesser of two years' Scheduled Premiums or the average of all premiums paid over the last five years will generally be allowed.

The payment of premiums substantially in excess of Scheduled Premiums may cause the Contract to be classified as a Modified Endowment Contract. If this happens, loans and other distributions which otherwise would not be taxable events may be subject to federal income taxation. See Tax Treatment of Contract Benefits.

Allocation of Premiums

On the Contract date, we deduct a $2 processing charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from the initial premium. Then the first monthly charges are made. The remainder of the initial premium will be allocated among the variable investment options, the fixed rate option, or the Real Property Account according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt in Good Order at the Payment Office, but not earlier than the Contract date.

After the Contract date, we deduct a $2 per payment charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from each subsequent premium payment. After the deductions from premiums, the net payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office in accordance with the allocation previously designated. The “valuation period” means the period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time.)

You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided the Contract is not in default and you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums among the investment options. If any portion of a premium is allocated to a particular variable investment option, to the fixed rate option or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33?% cannot. Of course, the total allocation to all selected investment options must equal 100%.

When a Contract Becomes Paid-Up

Under the original Contracts, it is possible that favorable investment experience, either alone or with greater than Scheduled Premium payments, will cause the Contract Fund to increase. The Contract Fund may increase to the point where no further premium payments are necessary to provide for the then existing death benefit for the remaining life of the insured. If this should occur, Pruco Life of New Jersey will notify the Contract owner that no further premium payments are needed. We reserve the right to refuse to accept further premiums after the Contract becomes paid-up. The purchase of an additional fixed benefit rider may, in some cases, affect the point at which the Contract becomes paid-up. See RIDERS. The revised Contracts will not become paid-up.

We guarantee that the death benefit of a paid-up Contract then in-force will not be reduced by the investment experience of the investment options in which the Contract participates. The cash surrender value of a paid-up Contract continues to vary daily to reflect investment experience and monthly to reflect continuing mortality charges, but the other monthly deductions (see items 4 and 5 under CHARGES AND EXPENSES) will not be made. The death benefit of a paid-up Contract on any day (whether the Contract originally was Form A or Form B) will be equal to the amount of paid-up insurance that can be purchased with the Contract Fund on that day, but never less than the guaranteed minimum amount.

Contracts issued on insureds of 14 years of age or less include a special provision under which the face amount of insurance increases automatically to 150% of the initial face amount on the Contract anniversary after the insured reaches the age of 21. If a Contract becomes paid-up prior to that anniversary, Pruco Life of New Jersey will, instead of declaring the Contract to be paid-up, increase the death benefit by the amount necessary to keep the Contract in-force as a premium paying Contract. If this should occur, the increase in the death benefit on the Contract anniversary after the insured reaches the age of 21 will be smaller in dollar amount, than the increase in the face amount of insurance.

Transfers/Restrictions on Transfers

If the Contract is not in default, you may, up to four times each Contract year, transfer amounts from one variable investment option to another variable investment option, to the fixed rate option, or to the Real Property Account, without charge. Additional transfers may be made with our consent. Currently, we will allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Currently, certain transfers effected systematically under the dollar cost averaging program do not count towards the limit of four transfers per Contract year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.

Transfers among investment options will take effect as of the end of the valuation period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed rate option will be permitted during each Contract year and only within 30 days following each Contract anniversary. The maximum amount that may be transferred out of the fixed rate option each year is currently the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000. Such transfer requests received prior to the Contract anniversary will take effect on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will take effect as of the end of the valuation period in which a transfer request is received in Good Order at a Service Office. We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining). Transfers to and from the Real Property Account are subject to restrictions described in the attached prospectus for the Real Property Account.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options. Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on performance of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the fixed rate option. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract owners.

In addition, Contract owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract owners.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

We offer a feature called Dollar Cost Averaging (“DCA”). Upon your request, premiums will be allocated to the portion of the Money Market subaccount used for this feature (the “DCA account”). Designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market subaccount and the fixed rate option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at our discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment. When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at our discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, generally subject to the limitations on premium payments and transfers. In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date, provided the New York Stock Exchange (“NYSE”) is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market subaccount. Currently there is no charge for using the DCA feature.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months for the purpose of lowering the insured's issue age, but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any death benefit, cash surrender value, loan proceeds or partial withdrawal within seven days after all the documents required for such a payment are received at the Payment Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Service Office. However, we may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the cash surrender value attributable to: (1) the fixed rate option; and (2) Contracts in-force as extended term insurance, for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options described in the Contract or by payment of a lump sum amount. In addition to the settlement options described in your Contract, the beneficiary may choose the payment of death claim proceeds, by way of Prudential's retained asset settlement option (the "Alliance Account"). Upon verification of a death claim, Prudential will provide a kit to the beneficiary, which includes: (1) an account certificate describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; (2) a guide that explains how the Alliance Account works; and (3) checks and a checkbook, that the beneficiary can use to access the available amount of death claim proceeds. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may have selected from two types of death benefit at issue. A Contract with a Form A death benefit has a death benefit, which will generally equal the initial face amount. Favorable investment results and additional premium payments will generally increase the cash surrender value and decrease the net amount at risk and result in lower charges. This type of death benefit does not vary with the investment performance of the investment options you selected, unless the Contract becomes paid-up or, under a revised version of the Contract, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. The Scheduled Premium shown in the Contract will be the same for a given insured, regardless of what Contract Form you chose. See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Form B death benefit has a death benefit, which will generally equal the face amount plus, if any, excess Contract Fund over the Tabular Contract Fund Value. Favorable investment performance and additional premium payments will generally increase your Contract's death benefit and cash surrender value. However, the increase in the cash surrender value for Form B Contract may be less than the increase in cash surrender value for a

Form A Contract because a Form B Contract has a greater cost of insurance charge due to a greater net amount at risk. As long as the Contract is not in default there have been no withdrawals, and there is no Contract debt, the death benefit may not fall below the face amount stated in the Contract, plus the amount, if any, by which the Contract Fund exceeds the Tabular Contract Fund Value.

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased, on the Contract anniversary after the insured's 21st birthday, to 150% of the initial face amount, so long as the Contract is not then in default. This new face amount becomes the new guaranteed minimum death benefit. The death benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See When a Contract Becomes Paid-Up. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See CHARGES AND EXPENSES. The automatic increase in the face amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

Contract owners of a Form A Contract should note that any withdrawal may result in a reduction of the face amount and the deduction of any applicable surrender charges. We will not allow you to make a withdrawal that will decrease the face amount below the minimum face amount. For Form B Contracts, withdrawals will not change the face amount, will not incur a surrender charge for a withdrawal, and are not restricted if a minimum size Contract was purchased. See Withdrawals.

Under the original versions of these Contracts, there are other distinctions between the Contract Forms. Contract Form A will become paid-up more rapidly than a comparable Form B Contract. But Contract owners of Form A Contracts should be aware that since premium payments and favorable investment experience do not increase the death benefit, unless the Contract has become paid-up, the beneficiary will not benefit from the possibility that the Contract will have a large cash surrender value at the time of the insured's death.

Under a revised version of the Contract that was made available beginning in September 1986, in jurisdictions where it is approved, the Contract will never become paid-up. Instead, the death benefit under these revised Contracts is always at least as great as the Contract Fund divided by the net single premium. Thus, instead of becoming paid-up, we will increase the Contract's death benefit so it will always be large enough to meet the Internal Revenue Code's definition of life insurance. Whenever the death benefit is determined in this way, we reserve the right to refuse to accept further premium payments, although in practice the payment of at least Scheduled Premiums will be allowed.

How a Contract's Death Benefit Will Vary

There are two forms of the Contract, Form A and Form B. Moreover, in September 1986 we began issuing revised versions of both Form A and Form B Contracts. The primary difference between the original Contract and the revised Contract is that the original Contract may become paid-up, while the death benefit under the revised Contract operates differently and will not become paid-up.

1. Original Contracts:

(A)

If a Form A Contract is chosen, the death benefit will not vary (except for Contracts issued on insureds of age 14 or less) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid-up. See When a Contract Becomes Paid-Up. The death benefit does reflect a deduction for the amount of any Contract debt. See Loans.

(B)

If a Form B Contract is chosen, the death benefit will vary with investment experience and premium payments. Assuming no Contract debt, the death benefit under a Form B Contract will, on any day, be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract. The “Tabular Contract Fund Value” for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1)	you paid only Scheduled Premiums;
(2)	you paid Scheduled Premiums when due;
(3)	your selected investment options earned a net return at a uniform rate of 4% per year;
(4)	we deducted full mortality charges based upon the 1980 CSO Table;
(5)	we deducted maximum sales load and expense charges; and
(6)	there were no withdrawals.

Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund Values between Contract anniversaries are determined by interpolation.

Thus, under a Form B Contract with no Contract debt, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, and the Contract remains in-force because Scheduled Premiums have been paid, the death benefit will not fall below the initial face amount stated in the Contract. The death benefit will also reflect a deduction for the amount of any Contract debt. See Loans. Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the death benefit.

2. Revised Contracts:

Under the revised Contracts issued since September 1986 in approved jurisdictions, the death benefit will be calculated as follows:

(A)

Under a Form A Contract, the death benefit will be the greater of (1) the face amount; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. In other words, the second alternative ensures that the death benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.

(B)

Under a Form B Contract, the death benefit will be the greater of (1) the face amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund Value; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. Thus, under the revised Contracts, the death benefit may be increased based on the size of the Contract Fund and the insured's attained age and sex. This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit.

Male Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund	Female Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund
5 25 35 55 65	.09884 .18455 .25596 .47352 .60986	$10.12 $ 5.42 $ 3.91 $ 2.11 $ 1.64	5 25 35 55 65	.08198 .15687 .21874 .40746 .54017	$12.20 $ 6.37 $ 4.57 $ 2.45 $ 1.85

Generally, whenever the death benefit is determined in this way, we will continue to accept the average of all premiums paid over the last five years; however, we reserve the right to refuse to accept any further premium payments.

You may increase or decrease the face amount of your Contract, subject to certain conditions, regardless of the form type or the issue date of your Contract. See Increases in the Face Amount and Decreases in the Face Amount.

Increases in the Face Amount

After your first Contract anniversary, you may increase your amount of insurance by increasing the face amount of the Contract (which is also the guaranteed minimum death benefit). The increase will be subject to state approval and the underwriting requirements we determine.

The following conditions must be met:

(1)	you must ask for the change in a form that meets our needs;
(2)	the amount of the increase in the face amount must be at least $25,000;
(3)	you must prove to us that the insured is insurable for any increase;
(4)	the Contract must not be in default;
(5)	you must pay an appropriate premium at the time of the increase;
(6)	we must not be paying premiums into the Contract as a result of the insured’s total disability; and
(7)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. Currently, no transaction charge is being made in connection with an increase in the face amount. However, we reserve the right to deny the increase if we change any of the bases on which benefits and charges are calculated for newly issued Contracts between the Contract Date and the date of your requested increase.

An increase in the face amount resulting in a total face amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a non-smoker, which provides lower current cost of insurance rates.

Upon an increase in the face amount, we will recompute the Contract's Scheduled Premiums, deferred sales and transaction charges, tabular values, and monthly deductions from the Contract Fund. Requests for increases received within six months after the most recent Contract anniversary will be effective on your choice of the prior or the next Contract anniversary and is limited only by applicable state law. Requests for increases received more than six months after the most recent Contract anniversary will be effective on the following anniversary. A payment will be required on the date of increase, which will depend, in part, on the Contract anniversary you select for the recomputation. We will tell you the amount of the required payment. You should also note that an increase in the face amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. Therefore, before increasing the face amount, you should consult your own tax adviser and Pruco Life of New Jersey representative.

If the increase is approved, the new insurance will take effect once we receive the proper forms, any medical evidence necessary to underwrite the additional insurance, and any additional premium amount needed for the increase.

We will assess, upon lapse or surrender, following an increase in the face amount, the sum of (a) the deferred sales and transaction charges that would have been assessed if the initial base Contract had not been amended and had lapsed or been surrendered; and (b) the deferred sales and transaction charges that would have been assessed if the increase in death benefit had been achieved by the issuance of a new Contract, and that Contract had lapsed or been surrendered. All premiums paid after the increase will, for purposes of determining the deferred sales charge applicable in the event of surrender or lapse, be deemed to have been made partially under the base Contract, and partially in payment of the increase, in the same proportion as that of the original Scheduled Premium and the increase in Scheduled Premiums. An increase in the face amount triggers new contingent deferred sales and transaction charges, therefore, you should not elect to increase the face amount of your Contract if you are contemplating a total or partial surrender or a decrease in the face amount of insurance.

An increase in the face amount will be treated comparably to the issuance of a new Contract for purposes of the non-guaranteed waiver of the 5% front-end sales load. See CHARGES AND EXPENSES. Thus, premiums paid after the increase will, for purposes of determining whether the 5% front-end sales load will be waived, be allocated to the base Contract and to the increase based on the proportional premium allocation rule as described. The waiver will apply to the premiums paid after the increase only after the premiums so allocated exceed five scheduled annual premiums for the increase. Thus, a Contract owner considering an increase in the face amount should be aware that such an increase will incur charges comparable to the purchase of a new Contract.

If you elect to increase the face amount of your Contract, you will receive a “free-look” right and a right to convert to a fixed benefit Contract, which applies only to the increase in the face amount, not the entire Contract. The “free-look” right is comparable to the right afforded to the purchaser of a new Contract. You may exercise the “free-look” right within 45 days after execution of the application for the increase or within 10 days after you receive your Contract with the increase, whichever is later. Some states allow a longer period of time during which a Contract may be returned for a refund. See Canceling the Contract. Charges deducted after the increase will be recomputed as though no increase had been applied.

You may transfer the total amount attributable to the increase in the face amount from the variable investment options or the Real Property Account to the fixed rate option at any time within two years after an increase in the face amount.

The right to convert the increase in the face amount to a fixed benefit policy will exist for 24 months after the increase is issued and the form of exchange right will be the same as that available under the base Contract purchased. There may be a cash payment required upon the exchange.

Decreases in the Face Amount

You have the option of decreasing the face amount of insurance of the Contract without withdrawing any cash surrender value. If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least $10,000;
(2)	the face amount of insurance after the decrease must be at least equal to the minimum face amount of insurance applicable to your Contract; and
(3)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the decrease, we will send you new Contract Data pages showing the new face amount, tabular values, scheduled premiums, charges, values, and limitations. A Contract is no longer eligible for the Select Rating if the face amount is reduced below $100,000. Currently, a $15 transaction fee is deducted from the Contract Fund in connection with a decrease in the face amount of insurance. We will also reduce your Contract Fund value by deducting a proportionate part of the contingent deferred sales and surrender charges, if any.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of section 7702 of the Internal Revenue Code. See Tax Treatment of Contract Benefits.

It is important to note, however, that if the face amount is decreased there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. You should consult with your tax adviser and your Pruco Life of New Jersey representative before requesting any decrease in the face amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract, in whole or in part, for its cash surrender value while the insured is living. A partial surrender involves splitting the Contract into two Contracts. One Contract is surrendered for its cash surrender value; the other is continued in-force on the same terms as the original Contract except that premiums and cash surrender values will be based on the new face amount. You will be given a new Contract document. The cash surrender value and the guaranteed minimum death benefit of the new Contract will be proportionately reduced. The reduction is based upon the face amount of insurance. The face amount of insurance must be at least equal to the minimum face amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. For reduced paid-up Contracts, both the death benefit and the guaranteed minimum death benefit will be reduced.

You may surrender your Contract at any time for its cash surrender value while the insured is living. To surrender your Contract, we may require you to deliver or mail the following items, in Good Order, to a Service Office: the Contract, a signed request for surrender, and any tax withholding information required under federal or state law. Generally, we will pay your Contract’s cash surrender value within seven days after all the documents required for such a payment are received in Good Order at a Service Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company. We specifically require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer. The new insurer should submit these documents directly to Prudential by sending them in Good Order to our Customer Value Service Center in Minneapolis. Generally, we will pay your Contract’s cash surrender value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Customer Value Service Center.

How a Contract’s Cash Surrender Value Will Vary

The cash surrender value (taking into account the deferred sales and transaction charges, if any) will be determined as of the end of the valuation period in which a surrender request is received in Good Order at the Customer Value Service Center. The Contract’s cash surrender value on any date will be the Contract Fund less any deferred sales and transaction charges, if any, and less any Contract debt. The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the variable investment option[s];
(2)	increases or decreases in the value of the Real Property Account, if that option has been selected;
(3)	interest credited on any amounts allocated to the fixed rate option; and
(4)	the daily asset charge for mortality and expense risks assessed against the variable investment options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES. Upon request, we will tell you the cash surrender value of your Contract. It is possible that the cash surrender value of a Contract could decline to zero because of unfavorable investment performance or outstanding Contract debt, even if you continue to pay Scheduled Premiums when due.

The tables on pages T1 and T2 in this prospectus illustrate approximately what the cash surrender values would be for representative Form A and Form B Contracts, paying certain premium amounts and assuming hypothetical uniform investment results in the variable investment options, and also provide information about the aggregate Scheduled Premiums payable under those Contracts. The two tables also show the premium amount that may be required on the premium change date to guarantee the Contract against lapse and assume maximum charges will be used throughout the lifetime of the insured. See ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS.

Loans

You may borrow up to the “loan value” of your Contract, using the Contract as the only security for the loan. The loan value is equal (1) 90% of an amount equal to the portion of the cash value attributable to the variable investment options; plus (2) 100% of an amount equal to the portion of the cash value attributable to the fixed rate option and to prior loan[s] supported by the fixed rate option, minus the portion of any charges attributable to the fixed rate option. The minimum loan amount you may borrow at any one time is $500, unless the proceeds are used to pay premiums on your Contract.

If you request a loan you may choose one of two interest rates. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice-versa, with our consent.

If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate we determine at the start of each Contract year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of: (1) the “Published Monthly Average” for the calendar month ending two months before the calendar month of the Contract anniversary; (2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The “Published Monthly Average” means Moody's Corporate Bond Yield Average-Monthly Average Corporate, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2005 ranged from 5.35% to 5.86%.

Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The Contract debt is the principal amount of all outstanding loans plus any interest accrued to date. If at any time your Contract debt exceeds the Contract fund, we will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to keep the Contract in-force. If the policy is terminated for excess Contract debt, it can not be reinstated.

When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options. The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract.

•

While a fixed rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the fixed rate investment option or the variable investment options, including the Real Property Account.

•

While a variable rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with a rate which is less than the variable loan interest rate for the Contract year by no more than 1%, rather than with the actual rate of return of the fixed rate investment option or the variable investment options, including the Real Property Account. Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract year. If a loan remains outstanding at a time when we fixed a new rate, the new interest rate applies as of the next Contract anniversary.

A loan will not affect the amount of the premiums due. If the death benefit becomes payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value otherwise payable.

A loan will have a permanent effect on a Contract's cash surrender value and may have a permanent effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining in those investment options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan balance while the loan is outstanding, the Contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are first allocated based on the same proportion in which they were taken from the fixed rate option and the variable investment options, including the Real Property Account. The variable portion is then applied proportionately to the applicable variable investment options, based on the balances in those options, at the time of the loan repayment.

If you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits.

Withdrawals

You may withdraw a portion of the Contract's cash surrender value without surrendering the Contract, subject to the following restrictions:

(a)

The Contract Fund after the withdrawal must not be less than the Tabular Contract Fund value. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.)

(b)	The amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero.
(c)	The withdrawal amount must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.
(d)	You may make no more than four withdrawals in each Contract year.

There is a transaction fee for each withdrawal equal to the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw.

Under a Form A Contract, the face amount of insurance is reduced by no more than the withdrawal amount. We will not permit a withdrawal if it will result in a new face amount of less than the minimum face amount shown under List of Contract Minimums in your Contract Data pages. A withdrawal under a Form A Contract may also result in a reduction in the Contract Fund by the withdrawal amount and by a proportionate amount of any applicable withdrawal charges, based upon the percentage reduction in the face amount. Form A Contract owners who make a withdrawal will be sent replacement Contract pages showing the new face amount, Scheduled Premiums, maximum surrender charges, Tabular values, and monthly deductions.

It is important to note that if the face amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in the face amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative. See Tax Treatment of Contract Benefits.

Under a Form B Contract, the cash surrender value and the Contract Fund value are reduced by the amount of the withdrawal, and the death benefit is reduced accordingly. Neither the face amount of insurance nor the amount of Scheduled Premiums will change due to a withdrawal of excess cash surrender value under a Form B Contract. No surrender charges will be assessed for a withdrawal under a Form B Contract. Withdrawal of any portion of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default, even if Scheduled Premiums continue to be paid when due. Withdrawal of part of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office. See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

If Scheduled Premiums are paid on or before each due date or received within 61 days after the Scheduled Premiums are due, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in-force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly date is equal to or greater than the Tabular Contract Fund Value on the next Monthly date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.) This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, we will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis. This payment must be received at the Payment Office within the 61day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

A Contract that has lapsed may be reinstated within three years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, we require renewed evidence of insurability, and submission of certain payments due under the Contract.

If a Contract does lapse, it may still provide some benefits. Those benefits are described under Options on Lapse, below.

Options on Lapse

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Pruco Life of New Jersey prior to the end of the 61 day grace period. You may also choose one of the two options described below for which no further premiums are payable.

1.

Fixed Extended Term Insurance. With two exceptions explained below, if you do not communicate at all with Pruco Life of New Jersey, life insurance coverage will continue for a length of time that depends on the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the date of default taking into account any Contract debt on that date. The amount will not change while the insurance stays in-force. This benefit is known as extended term insurance. If you request, we will tell you in writing how long the insurance will be in effect. Extended term insurance has a cash surrender value, but no loan value.

Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided. In those cases, variable reduced paid-up insurance will be the automatic benefit provided on lapse.

2.

Variable Reduced Paid-Up Insurance. Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), and the age and sex of the insured. This will be a new guaranteed minimum death benefit. Aside from this guarantee, the cash surrender value and the amount of insurance will vary with investment performance in the same manner as the paid-up Contract described earlier. See When a Contract Becomes Paid-Up. Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts. See Loans. Acquisition of reduced paid-up insurance may result in your Contract becoming a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

As explained above, variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds. Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets Pruco Life of New Jersey's needs, within three months of the date of default; it will be available to such Contract owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's death benefit will generally be income tax free to your beneficiary. However, your death benefit may be subject to estate taxes.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

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If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

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Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

••	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

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The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of scheduled premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in the face amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options. You should first consult a tax adviser and your Pruco Life of New Jersey representative if you are contemplating any of these steps.

•

If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured’s death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Pruco Life of New Jersey, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

Tax-Qualified Pension Plans

You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code. We issued such Contracts with a minimum face amount of $10,000, and with increases and decreases in the face amount in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the scheduled premiums is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity contracts sold to tax-qualified pension plans. We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan. Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan. Fixed reduced paid-up insurance and payment of the cash surrender value are the only options on lapse available for Contracts issued in connection with a tax-qualified pension plan. See LAPSE AND REINSTATEMENT. Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.

You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prusec serves as principal underwriter of the variable insurance Contracts issued by Pruco Life of New Jersey. The Contract is sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Prusec received gross distribution revenue for its variable life insurance products of $95,241,637 in 2005, $114,496,331 in 2004, and $116,853,430 in 2003. Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $15,018,502 in 2005, $10,572,253 in 2004, and $12,087,173 in 2003. Prusec offers the Contract on a continuous basis.

On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation (“Wachovia”) and formed Wachovia Securities Financial Holdings, LLC (“Wachovia Securities”), a joint venture headquartered in Richmond, Virginia. Prudential Financial has a 38% ownership interest in the joint venture, while Wachovia owns the remaining 62%.

Wachovia Securities is a national retail brokerage organization providing securities brokerage and financial advisory services to individuals and businesses. Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including life insurance, mutual funds, and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Prudential Financial is a service provider to the managed account platform and certain wrap-fee programs offered by Wachovia Securities.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on the scheduled premium. The scheduled Premium will vary by issue age, sex, smoker/non smoker, substandard rating class, and any riders selected by the Contract owner.

Broker-dealers will receive compensation of up to 99% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the first Scheduled Premium, and 8% on premiums received up to the next nine Scheduled Premiums. Moreover, broker-dealers will receive compensation of up to 6% on premiums received to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, 4.5% on premiums received in years six through 10, and 3% beyond 10 years.

If the face amount is increased, broker-dealers will receive compensation of up to 99% on premiums received up to the first Scheduled Premium for the increase received in the first 12 months following the effective date of the increase and 8% of premiums received up to the next nine Scheduled Premiums for the increase. Moreover, broker-dealers will receive compensation of up to 6% on premiums received following the effective date of the increase to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, 4.5% on premiums received in years six through 10, and 3% beyond 10 years.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the separate account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

LEGAL PROCEEDINGS

Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of our businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and proceedings generally applicable to business practices in the industries in which we operate. In our insurance operations, we are subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In our annuity operations, we are subject to litigation involving class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Pruco Life of New Jersey’s litigation and regulatory matters are subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Pruco Life of New Jersey in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Pruco Life of New Jersey’s financial position.

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following tables (pages T1 and T2) show how a Contract’s death benefit and cash surrender values change with the investment experience of the Account. They are “hypothetical” because they are based, in part, upon several assumptions, which are described below. Both tables assume the following:

•	a Contract with a face amount of $75,000 bought by a 30 year old male, Preferred, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

•	a given premium amount is paid on each Contract anniversary and no loans are taken.

•	maximum contractual charges, before any fee waivers, reimbursement of expenses, or expense reductions, if any, have been made since issue.

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the Contract Fund has been invested in equal amounts in each of the 13 available portfolios of the Series Fund and no portion of the Contract Fund has been allocated to the fixed rate option or the Real Property Account.

•	the Contracts are not issued on a guaranteed issue basis and the risk classification is not on a multiple life basis.

The tables reflect values applicable to both revised and original Contracts. However, these values are not applicable to the original Contracts where the death benefit has been increased to the Contract Fund divided by the net single premium.

The first table (page T1) assumes a Form A (fixed) Contract has been purchased and the second table (page T2) assumes a Form B (variable) Contract has been purchased.

Under the Form B Contract, the death benefit changes to reflect investment returns. Under the Form A Contract, the death benefit increases only if the Contract Fund becomes large enough that an increase in the death benefit is necessary for the Contract to satisfy the Internal Revenue Code’s definition of life insurance. See Types of Death Benefit.

There are three assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other two assumptions are that investment performance will be at a uniform gross annual rate of 6% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 6% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values will change with investment experience.

The first column in the following tables shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the Scheduled Premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next three columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last three columns show the cash surrender value payable in each of the years shown for the three different assumed investment returns. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects average total annual expenses of the 13 portfolios of 0.53%, and the daily deduction from the Contract Fund of 0.60% per year. Assuming maximum charges, gross returns of 0%, 6% and 12% are the equivalent of net returns of -1.13%, 4.87% and 10.87%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.53% and will depend on which variable investment options are selected.

The Contract allows you to invest your net premium dollars in a variety of professionally managed funds. Fluctuating investment returns in these funds, together with the actual pattern of your premium payments, our Contract charges, and any loans and withdrawals you may make will generate different Contract values than those illustrated, even if the averages of the investment rates of return over the years were to match those illustrated. We strongly recommend periodic Contract reviews with your Pruco Life of New Jersey representative. Reviews are an excellent way to monitor the performance of the Contract against your expectations and to identify adjustments that may be necessary to meet your needs.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 30 year old man, using maximum charges, may be useful for a 30 year old man, but would be inaccurate if made for insureds of other ages, sex, or rating class. Your Pruco Life of New Jersey representative can provide you with a hypothetical illustration using current charges for your own age, sex, and rating class.

                                                         ILLUSTRATIONS
                                                         -------------

                                          VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                 FORM A -- FIXED DEATH BENEFIT
                                                  MALE PREFERRED ISSUE AGE 30
                                                $75,000 GUARANTEED DEATH BENEFIT
                                          ASSUME $1,200 ANNUAL PREMIUMS EACH YEAR (3)
                                               USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (1)(2)                                Cash Surrender Value (1)(2)
                                ------------------------------------------------------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                   Premiums               Annual Investment Return of                        Annual Investment Return of
   End of        Accumulated    ------------------------------------------------------------------------------------------------
   Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
    Year         Per Year (3)    (-1.13% Net)      (4.87% Net)     (10.87% Net)    (-1.13% Net)      (4.87% Net)     (10.87% Net)
   ------       --------------  --------------    -------------   --------------  --------------    -------------   --------------
      1            $  1,248        $75,000          $ 75,000        $   75,000       $   402          $    463            $524
      2            $  2,546        $75,000          $ 75,000        $   75,000       $ 1,274          $  1,453          $1,639
      3            $  3,896        $75,000          $ 75,000        $   75,000       $ 2,132          $  2,489          $2,875
      4            $  5,300        $75,000          $ 75,000        $   75,000       $ 2,976          $  3,573          $4,246
      5            $  6,760        $75,000          $ 75,000        $   75,000       $ 3,805          $  4,706          $5,764
      6            $  8,278        $75,000          $ 75,000        $   75,000       $ 4,746          $  6,018          $7,573
      7            $  9,857        $75,000          $ 75,000        $   75,000       $ 5,695          $  7,408          $9,588
      8            $ 11,499        $75,000          $ 75,000        $   75,000       $ 6,626          $  8,851         $11,802
      9            $ 13,207        $75,000          $ 75,000        $   75,000       $ 7,537          $ 10,349         $14,236
     10            $ 14,984        $75,000          $ 75,000        $   75,000       $ 8,426          $ 11,903         $16,913
     15            $ 24,989        $75,000          $ 75,000        $   97,042       $11,876          $ 19,955         $34,248
     20            $ 37,163        $75,000          $ 75,000        $  150,803       $14,650          $ 29,845         $61,897
     25            $ 51,974        $75,000          $ 88,243        $  222,492       $16,519          $ 41,785        $105,355
     30            $ 69,994        $75,000          $102,843        $  319,353       $17,019          $ 55,583        $172,598
     35            $ 91,918        $75,000          $116,806        $  451,362       $15,417          $ 71,235        $275,268
     40            $115,023        $75,000          $125,692        $  626,792       $20,485          $ 85,315        $425,441
     45            $143,135        $75,000          $134,752        $  869,185       $21,009          $100,282        $646,847
     50            $177,336        $75,000          $144,246        $1,205,965       $12,442          $115,590        $966,388
     55            $218,948        $75,000          $154,474        $1,676,911       $     0          $131,402      $1,426,447
     60            $269,574        $75,000          $165,903        $2,342,089       $     0          $147,677      $2,084,787
     65            $331,170        $75,000          $178,721        $3,285,769       $     0          $167,124      $3,072,555
     70            $406,109        $75,000          $195,536        $4,688,938       $     0          $195,536      $4,688,938

  (1) Assumes no Contract loan has been made.

  (2) Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts.  This first occurs at the time when the 1984 Contracts would become paid-up.

  (3) For a hypothetical gross investment return of 0%, the premium after age 65 will be $3,294.62. For a gross return of 6% the premium after age 65 will be $566.50. For a gross return of 12% the premium after age 65 will be $566.50.  The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 6%.  For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation.  The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years.  No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                               T1
                                          VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                FORM B -- VARIABLE DEATH BENEFIT
                                                  MALE PREFERRED ISSUE AGE 30
                                                $75,000 GUARANTEED DEATH BENEFIT
                                          ASSUME $1,200 ANNUAL PREMIUMS EACH YEAR (3)
                                               USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (1)(2)                                Cash Surrender Value (1)(2)
                                ------------------------------------------------------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                   Premiums               Annual Investment Return of                        Annual Investment Return of
   End of        Accumulated    ------------------------------------------------------------------------------------------------
   Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
    Year         Per Year (3)    (-1.13% Net)      (4.87% Net)     (10.87% Net)    (-1.13% Net)      (4.87% Net)     (10.87% Net)
   ------       --------------  --------------    -------------   --------------  --------------    -------------   --------------
      1            $  1,248        $75,558          $ 75,618        $   75,679       $   401          $    461             $522
      2            $  2,546        $76,092          $ 76,271        $   76,456       $ 1,270          $  1,448           $1,634
      3            $  3,896        $76,602          $ 76,958        $   77,343       $ 2,125          $  2,480           $2,865
      4            $  5,300        $77,087          $ 77,681        $   78,351       $ 2,964          $  3,558           $4,227
      5            $  6,760        $77,548          $ 78,443        $   79,494       $ 3,787          $  4,683           $5,734
      6            $  8,278        $77,983          $ 79,246        $   80,789       $ 4,721          $  5,984           $7,527
      7            $  9,857        $78,393          $ 80,091        $   82,251       $ 5,662          $  7,360           $9,519
      8            $ 11,499        $78,778          $ 80,980        $   83,898       $ 6,583          $  8,785          $11,703
      9            $ 13,207        $79,138          $ 81,916        $   85,753       $ 7,482          $ 10,260          $14,096
     10            $ 14,984        $79,474          $ 82,902        $   87,837       $ 8,358          $ 11,786          $16,720
     15            $ 24,989        $80,794          $ 88,655        $  102,668       $11,704          $ 19,565          $33,578
     20            $ 37,163        $81,568          $ 96,046        $  148,117       $14,296          $ 28,775          $60,795
     25            $ 51,974        $81,923          $105,503        $  218,793       $15,862          $ 39,442         $103,603
     30            $ 69,994        $82,136          $117,541        $  314,257       $15,856          $ 51,260         $169,843
     35            $ 91,918        $82,748          $132,786        $  444,340       $13,373          $ 63,411         $270,985
     40            $118,141        $77,190          $131,923        $  617,110       $20,068          $ 74,801         $418,870
     45            $150,045        $75,000          $131,589        $  855,821       $23,378          $ 86,101         $636,902
     50            $188,862        $75,000          $132,055        $1,187,481       $19,327          $ 96,730         $951,576
     55            $236,088        $75,000          $133,710        $1,651,262       $     0          $107,152       $1,404,629
     60            $293,546        $75,000          $137,189        $2,306,317       $     0          $117,653       $2,052,945
     65            $363,452        $75,000          $143,009        $3,235,632       $     0          $131,470       $3,025,672
     70            $448,504        $75,000          $154,607        $4,617,437       $     0          $154,607       $4,617,437

  (1) Assumes no Contract loan has been made.

  (2) Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts.  This first occurs at the time when the 1984 Contracts would become paid-up.

  (3) For a hypothetical gross investment return of 0%, the premium after age 65 will be $3,906.71. For a gross return of 6% the premium after age 65 will be $1,119.96. For a gross return of 12% the premium after age 65 will be $566.50.  The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 6%.  For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation.  The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years.  No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                               T2

ADDITIONAL INFORMATION

Pruco Life of New Jersey has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

You may contact us directly for further information. Our address and telephone number are on the inside front cover of this prospectus.

DEFINITIONS OF SPECIAL TERMS

USED IN THIS PROSPECTUS

attained age - The insured’s age on the Contract date plus the number of Contract years since then.

cash surrender value - The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt and minus any applicable surrender charges. Also referred to in the Contract as “Net Cash Value.”

Contract - The individual variable life insurance Contract described in this prospectus.

Contract anniversary - The same date as the Contract date in each later year.

Contract date - The date the Contract is issued, as specified in the Contract.

Contract debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount at any time credited to the Contract. On any date, it is equal to the sum of the amounts in all variable investment options, the Real Property Account, the fixed rate option, and the principal amount of any Contract debt plus any interest earned thereon.

Contract owner - You. Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year - A year that starts on the Contract date or on a Contract anniversary.

death benefit - The amount payable upon the death of the insured before the deduction of any outstanding Contract debt.

face amount - The amount[s] of life insurance as shown in the Contract's schedule of face amounts.

fixed rate option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 4%.

Good Order - An instruction received at our Service Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

issue age - The insured's age as of the Contract date.

Monthly date - The Contract date and the same date in each subsequent month.

Pruco Life Insurance Company of New Jersey - Pruco Life of New Jersey, us, we, our. The company offering the Contract.

Scheduled Premiums - Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. If you make this payment on time, it may prevent your policy from lapsing due to unfavorable investment experience.

separate account - Amounts under the Contract that are allocated to the variable investment options held by us in a separate account called the Pruco Life of New Jersey Variable Appreciable Account (the "Account"). The separate account is set apart from all of the general assets of Pruco Life Insurance Company of New Jersey.

subaccount - An investment division of the Account, the assets of which are invested in the shares of the corresponding portfolio of the Series Fund.

valuation period - The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time.)

variable investment option - Any of the portfolios available in the Series Fund and/or the Pruco Life of New Jersey Variable Contract Real Property Account.

you - The owner of the Contract.

To Learn More About Pruco Life of New Jersey Variable Appreciable Life

To learn more about the Pruco Life of New Jersey Variable Appreciable Life contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2006, or view online at www.prudential.com. See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 2-89780. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-5850. The SEC also maintains a Web site (http://www.sec.gov) that contains the Pruco Life of New Jersey Variable Appreciable Life SAI, material incorporated by reference, and other information about Pruco Life of New Jersey. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

Pruco Life Insurance Company of New Jersey

213 Washington Street

Newark, New Jersey 07102

Investment Company Act of 1940, Registration No. 811-3974

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life of New Jersey Variable Appreciable Account

Pruco Life Insurance Company of New Jersey

Variable Appreciable Life ®

Insurance Contracts

This Statement of Additional Information is not a prospectus. Please review the Variable Appreciable Life ® prospectus (the “prospectus”), which contains information concerning the Contracts described above. You may obtain a copy of the prospectus without charge by calling us at 1-800-778-2255. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

Pruco Life Insurance Company of New Jersey

213 Washington Street

Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2006.

TABLE OF CONTENTS

Page

GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company of New Jersey	1
Control of Pruco Life Insurance Company of New Jersey	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
Sales to Persons 14 Years of Age or Younger	3
How a Type A and B Contract's Death Benefit Will Vary	3
Right to Exchange a Contract for a Fixed-Benefit Insurance Policy	4
Reports to Contract Owners	5

UNDERWRITING PROCEDURES	5

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	5

SERVICE FEES PAYABLE TO PRUCO LIFE OF NEW JERSEY	5

DISTRIBUTION AND COMPENSATION	5

EXPERTS	6

PERFORMANCE DATA	6
Average Annual Total Return	6
Non-Standard Total Return	6
Money Market Subaccount Yield	7

FINANCIAL STATEMENTS	7

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company, organized on September 17, 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities only in the states of New Jersey and New York. Pruco Life of New Jersey’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company of New Jersey

Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777.

As Pruco Life of New Jersey’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the Contract.

State Regulation

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our Principle Executive Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life of New Jersey and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life of New Jersey various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life of New Jersey reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life of New Jersey has reimbursed Prudential $115,405,752 in 2005, $57,941,313 in 2004, and $66,686,211 in 2003.

Pruco Life of New Jersey and Prudential have entered into an agreement under which Prudential furnishes Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account, Prudential’s retained asset settlement option. Pruco Life of New Jersey transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations. As soon as the Pruco Life of New Jersey death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks. Pruco Life of New Jersey pays no fees or other compensation to Prudential under this agreement.

Our individual life reinsurance treaties provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis. Reinsurance is on a first-dollar quota share basis, with Pruco Life of New Jersey retaining 10% of the face amount, up to a limit of $100,000 per Contract, and the remainder is reinsured by Prudential.

Pruco Life of New Jersey and Prudential entered into an administrative agreement with First Tennessee Bank National Association (“First Express”), in which First Express provides remittance processing expertise and research and development capabilities providing Pruco Life of New Jersey and Prudential with the benefits of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this Agreement, First Express received $3,722,833 in 2005, $4,078,758 in 2004 and $3,729,173 in 2003 from Pruco Life of New Jersey and Prudential for services rendered. First Tennessee Bank National Association’s principal business address is 165 Madison Avenue, Memphis, Tennessee 38103. A chart showing fees that Pruco Life of New Jersey and Prudential pay for remittance processing is shown below.

Remittance Processing Fees
Total # of remittances per month	Less than 4,500,000	4,500,001 to 5,600,000	Greater than 5,600,000
Power Encode and single item payments	$0.10	$0.10	$0.09
Multiple item payments	$0.12	$0.10	$0.10
Unprocessable payments	$0.09	$0.09	$0.09
Express mail payments	$0.41	$0.41	$0.41
Cash payments	$1.28	$1.28	$1.28

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective Contract owner, we will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total death benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date we determine the proposed insured’s issue age. It represents the first day of the Contract year and the commencement of the suicide and contestable periods for purposes of the initial face amount of insurance.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

ADDITIONAL INFORMATION ABOUT

OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Sales to Persons 14 Years of Age or Younger

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased on the Contract anniversary after the insured's 21st birthday to 150% of the initial face amount, so long as the Contract is not then in default. The death benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See How a Form A and B Contract’s Death Benefit Will Vary, below. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. The automatic increase in the face amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. A Contract owner should consult with a Pruco Life of New Jersey representative before making unscheduled premium payments.

How a Type A and B Contract's Death Benefit Will Vary

There are two forms of the Contract, Form A and Form B. Moreover, in September 1986 Pruco Life of New Jersey began issuing revised versions of both Form A and Form B Contracts. The primary difference between the original Contract and the revised Contract is that the original Contract may become paid-up, while the death benefit under the revised Contract operates differently and will not become paid-up.

1. Original Contracts:

(A)

If a Form A Contract is chosen, the death benefit will not vary (except for Contracts issued on insureds of age 14 or less) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid-up. The death benefit does reflect a deduction for the amount of any Contract debt.

(B)

If a Form B Contract is chosen, the death benefit will vary with investment experience and premium payments. Assuming no Contract debt, the death benefit under a Form B Contract will, on any day, be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract. The “Tabular Contract Fund Value” for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1)	you paid only Scheduled Premiums;
(2)	you paid Scheduled Premiums when due;
(3)	your selected investment options earned a net return at a uniform rate of 4% per year;
(4)	we deducted full mortality charges based upon the 1980 CSO Table;

(5)	we deducted maximum sales load and expense charges; and
(6)	there was no Contract debt.

Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund Values between Contract anniversaries are determined by interpolation.

Thus, under a Form B Contract with no Contract debt, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, and the Contract nevertheless remains in-force because Scheduled Premiums have been paid, the death benefit will not fall below the initial face amount stated in the Contract. The death benefit will also reflect a deduction for the amount of any Contract debt. Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the death benefit.

You may also increase or decrease the face amount of your Contract, subject to certain conditions.

2. Revised Contracts:

Under the revised Contracts issued since September 1986 in approved jurisdictions, the death benefit will be calculated as follows:

(A)

Under a Form A Contract, the death benefit will be the greater of (1) the face amount; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. In other words, the second alternative ensures that the death benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.

(B)

Under a Form B Contract, the death benefit will be the greater of (1) the face amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund Value; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. Thus, under the revised Contracts, the death benefit may be increased based on the size of the Contract Fund and the insured's attained age and sex. This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit.

----------------- -------------- ---------------------------- ----- --------------- ------------- ----------------------------
                                    Increase in Insurance                                            Increase in Insurance
 Male Attained     Net Single           Amount Per $1                   Female       Net Single          Amount Per $1
      Age            Premium        Increase in Contract               Attained       Premium        Increase in Contract
                                            Fund                         Age                                 Fund
----------------- -------------- ---------------------------- ----- --------------- ------------- ----------------------------
----------------- -------------- ---------------------------- ----- --------------- ------------- ----------------------------

       5             .09884                $10.12                          5           .08198               $12.20
       25            .18455                $ 5.42                         25           .15687               $ 6.37
       35            .25596                $ 3.91                         35           .21874               $ 4.57
       55            .47352                $ 2.11                         55           .40746               $ 2.45
       65            .60986                $ 1.64                         65           .54017               $ 1.85
----------------- -------------- ---------------------------- ----- --------------- ------------- ----------------------------

Whenever the death benefit is determined in this way, Pruco Life of New Jersey reserves the right to refuse to accept further premium payments, although in practice the payment of the average of all premiums paid over the last five years will generally be allowed.

You may also increase or decrease the face amount of your Contract, subject to certain conditions.

Right to Exchange a Contract for a Fixed-Benefit Insurance Policy

The only right to exchange the Contract for a fixed-benefit contract is provided by allowing Contract owners to transfer their entire Contract Fund to the fixed rate option at any time within two years of any increase in face amount with respect to the amount of the increase. This is done without regard to the otherwise applicable limit of four transfers per year. This conversion right will also be provided if the Series Fund or one of its portfolios has a material change in its investment policy.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process. When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process. The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the face amount of the Contract.

SERVICE FEES PAYABLE TO PRUCO LIFE OF NEW JERSEY

Pruco Life of New Jersey has entered into an agreement with Prudential Investments, LLC, the investment adviser of the Series Fund. Under the terms of this agreement, Pruco Life of New Jersey provides administrative and support services to the portfolios for which it receives an annual fee that, as of May 1, 2006, is equal to 0.25% of the average assets allocated to the Series Fund portfolios.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life of New Jersey makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The financial statements of Pruco Life of New Jersey as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005 and the financial statements of the Pruco Life of New Jersey Variable Appreciable Account as of December 31, 2005 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York, 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Nancy D. Davis, MAAA, FSA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term “charges” for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund, Inc. as if Pruco Life of New Jersey’s Variable Appreciable Life had been investing in that subaccount during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with Pruco Life of New Jersey’s Variable Appreciable Life are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the financial statements of Pruco Life of New Jersey, which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2005

	SUBACCOUNTS

	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio

ASSETS
Investment in the portfolios, at value	$100,667,006	$30,892,089	$160,691,608	$227,374,299	$109,179,731

Net Assets	$100,667,006	$30,892,089	$160,691,608	$227,374,299	$109,179,731

NET ASSETS, representing:
Accumulation units	$100,667,006	$30,892,089	$160,691,608	$227,374,299	$109,179,731

	$100,667,006	$30,892,089	$160,691,608	$227,374,299	$109,179,731

Units outstanding	83,328,018	9,276,703	21,752,333	41,016,445	24,269,718

Portfolio shares held	10,066,701	2,818,621	6,521,575	13,438,197	7,235,237
Portfolio net asset value per share	$10.00	$10.96	$24.64	$16.92	$15.09
Investment in portfolio shares, at cost	$100,667,006	$30,818,779	$145,086,110	$211,602,724	$102,163,510

STATEMENT OF OPERATIONS
For the period ended December 31, 2005

	SUBACCOUNTS

	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio

INVESTMENT INCOME
Dividend income	$2,978,669	$2,402,859	$1,496,663	$4,296,657	$2,497,518

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	274,269	204,623	878,652	1,385,347	675,374
Reimbursement for excess expenses	(8,394)	(15,971)	(135,882)	(473,694)	(172,071)

NET EXPENSES	265,875	188,652	742,770	911,653	503,303

NET INVESTMENT INCOME (LOSS)	2,712,794	2,214,207	753,893	3,385,004	1,994,215

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	525,482	0	0	1,073,695
Realized gain (loss) on shares redeemed	0	1,536,294	202,330	691,485	207,286
Net change in unrealized gain (loss) on investments	0	(2,825,471)	14,959,013	3,948,570	(147,831)

NET GAIN (LOSS) ON INVESTMENTS	0	(763,695)	15,161,343	4,640,055	1,133,150

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,712,794	$1,450,512	$15,915,236	$8,025,059	$3,127,365

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)

Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio

$479,180,959	$74,063,704	$21,725,302	$15,813,012	$14,049,222	$3,180,440	$26,042,547	$10,140,856

$479,180,959	$74,063,704	$21,725,302	$15,813,012	$14,049,222	$3,180,440	$26,042,547	$10,140,856

$479,180,959	$74,063,704	$21,725,302	$15,813,012	$14,049,222	$3,180,440	$26,042,547	$10,140,856

$479,180,959	$74,063,704	$21,725,302	$15,813,012	$14,049,222	$3,180,440	$26,042,547	$10,140,856

249,338,593	40,353,711	3,200,658	1,306,448	7,154,269	1,072,903	12,283,395	2,931,146

91,621,598	2,357,966	946,636	347,845	740,993	278,986	1,254,458	474,315
$5.23	$31.41	$22.95	$45.46	$18.96	$11.40	$20.76	$21.38
$470,982,664	$70,965,952	$18,253,016	$8,778,847	$13,127,728	$3,359,225	$28,407,540	$8,495,264

SUBACCOUNTS (Continued)

Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio

$31,434,979	$1,083,756	$275,297	$424	$49,589	$151,624	$23,843	$59,615

1,883,412	303,287	96,602	72,228	49,947	19,723	109,323	60,168
0	0	0	0	0	0	0	0

1,883,412	303,287	96,602	72,228	49,947	19,723	109,323	60,168

29,551,567	780,469	178,695	(71,804)	(358)	131,901	(85,480)	(553)

0	1,737,488	0	910,147	0	0	0	559,009
314,106	304,019	91,700	275,859	(13,644)	(17,120)	(402,632)	2,577,282
(15,891,623)	(116,135)	2,286,697	4,291,325	1,491,370	(52,141)	3,221,611	(2,915,321)

(15,577,517)	1,925,372	2,378,397	5,477,331	1,477,726	(69,261)	2,818,979	220,970

$13,974,050	$2,705,841	$2,557,092	$5,405,527	$1,477,368	$62,640	$2,733,499	$220,417

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2005

	SUBACCOUNTS

	T. Rowe Price International Stock Portfolio	AIM V.I. Premier Equity Fund	Janus Aspen Large Cap Growth Portfolio – Institutional Shares	MFS Emerging Growth Series	American Century VP Value Fund

ASSETS
Investment in the portfolios, at value	$251,054	$35,488	$410,875	$54,346	$145,221

Net Assets	$251,054	$35,488	$410,875	$54,346	$145,221

NET ASSETS, representing:
Accumulation units	$251,054	$35,488	$410,875	$54,346	$145,221

	$251,054	$35,488	$410,875	$54,346	$145,221

Units outstanding	271,149	52,152	636,553	97,053	82,792

Portfolio shares held	16,398	1,590	19,697	2,841	17,710
Portfolio net asset value per share	$15.31	$22.32	$20.86	$19.13	$8.20
Investment in portfolio shares, at cost	$218,634	$42,895	$442,725	$51,380	$130,129

STATEMENT OF OPERATIONS
For the period ended December 31, 2005

	SUBACCOUNTS

	T. Rowe Price International Stock Portfolio	AIM V.I. Premier Equity Fund	Janus Aspen Large Cap Growth Portfolio – Institutional Shares	MFS Emerging Growth Series	American Century VP Value Fund

INVESTMENT INCOME
Dividend income	$3,705	$1,563	$1,332	$0	$1,052

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	1,412	573	3,078	601	1,143
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	1,412	573	3,078	601	1,143

NET INVESTMENT INCOME (LOSS)	2,293	990	(1,746)	(601)	(91)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	805	0	0	0	12,170
Realized gain (loss) on shares redeemed	219	20,482	(2,585)	22,132	437
Net change in unrealized gain (loss) on investments	32,918	(10,175)	19,414	(7,607)	(6,915)

NET GAIN (LOSS) ON INVESTMENTS	33,942	10,307	16,829	14,525	5,692

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$36,235	$11,297	$15,083	$13,924	$5,601

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)

Franklin Small- Mid Cap Growth Securities Fund	Prudential SP T. Rowe Price Large Cap Growth Portfolio	Prudential SP Davis Value Portfolio	Prudential SP Small Cap Value Portfolio	Prudential SP Small Cap Growth Portfolio	Janus Aspen Mid Cap Growth Portfolio – Service Shares	Janus Aspen Balanced Portfolio – Service Shares	Prudential SP PIMCO Total Return Portfolio

$163,758	$763,150	$3,642,860	$3,754,940	$617,222	$0	$0	$3,324,755

$163,758	$763,150	$3,642,860	$3,754,940	$617,222	$0	$0	$3,324,755

$163,758	$763,150	$3,642,860	$3,754,940	$617,222	$0	$0	$3,324,755

$163,758	$763,150	$3,642,860	$3,754,940	$617,222	$0	$0	$3,324,755

207,202	778,118	2,906,234	2,572,137	694,339	0	0	2,628,147

8,043	98,982	341,092	263,135	93,236	0	0	296,588
$20.36	$7.71	$10.68	$14.27	$6.62	$28.41	$26.61	$11.21
$148,586	$613,874	$3,198,003	$3,349,917	$565,901	$0	$0	$3,387,281

SUBACCOUNTS (Continued)

Franklin Small- Mid Cap Growth Securities Fund	Prudential SP T. Rowe Price Large Cap Growth Portfolio	Prudential SP Davis Value Portfolio	Prudential SP Small Cap Value Portfolio	Prudential SP Small Cap Growth Portfolio	Janus Aspen Mid Cap Growth Portfolio – Service Shares	Janus Aspen Balanced Portfolio – Service Shares	Prudential SP PIMCO Total Return Portfolio

$0	$0	$26,320	$14,752	$0	$0	$1,490	$159,818

1,371	1,680	9,466	8,283	1,316	242	254	9,555
0	0	0	0	0	0	0	0

1,371	1,680	9,466	8,283	1,316	242	254	9,555

(1,371)	(1,680)	16,854	6,469	(1,316)	(242)	1,236	150,263

0	0	286,592	324,563	0	0	0	54,559
33,895	16,612	22,634	35,127	5,519	44,669	21,255	(6,888)
(16,177)	84,161	(37,370)	(216,098)	12,558	(29,049)	(12,451)	(127,319)

17,718	100,773	271,856	143,592	18,077	15,620	8,804	(79,648)

$16,347	$99,093	$288,710	$150,061	$16,761	$15,378	$10,040	$70,615

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2005

	SUBACCOUNTS

	Prudential SP PIMCO High Yield Portfolio	Janus Aspen Large Cap Growth Portfolio – Service Shares	Prudential SP Large Cap Value Portfolio	Prudential SP AIM Core Equity Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio

ASSETS
Investment in the portfolios, at value	$956,294	$546,793	$1,447,382	$289,208	$317,474

Net Assets	$956,294	$546,793	$1,447,382	$289,208	$317,474

NET ASSETS, representing:
Accumulation units	$956,294	$546,793	$1,447,382	$289,208	$317,474

	$956,294	$546,793	$1,447,382	$289,208	$317,474

Units outstanding	695,186	595,013	1,152,611	265,292	287,097

Portfolio shares held	93,297	26,518	121,629	37,954	39,340
Portfolio net asset value per share	$10.25	$20.62	$11.90	$7.62	$8.07
Investment in portfolio shares, at cost	$952,164	$479,400	$1,223,795	$255,754	$250,213

STATEMENT OF OPERATIONS
For the period ended December 31, 2005

	SUBACCOUNTS

	Prudential SP PIMCO High Yield Portfolio	Janus Aspen Large Cap Growth Portfolio – Service Shares	Prudential SP Large Cap Value Portfolio	Prudential SP AIM Core Equity Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio

INVESTMENT INCOME
Dividend income	$57,318	$642	$8,876	$2,501	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	3,086	1,212	3,193	624	699
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	3,086	1,212	3,193	624	699

NET INVESTMENT INCOME (LOSS)	54,232	(570)	5,683	1,877	(699)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	11,977	0	26,526	0	0
Realized gain (loss) on shares redeemed	4,610	9,882	22,142	6,947	4,068
Net change in unrealized gain (loss) on investments	(41,101)	11,252	23,530	3,221	35,763

NET GAIN (LOSS) ON INVESTMENTS	(24,514)	21,134	72,198	10,168	39,831

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$29,718	$20,564	$77,881	$12,045	$39,132

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)

Prudential SP Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Conservative Asset Allocation Portfolio	Prudential SP Balanced Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio	Prudential SP William Blair International Growth Portfolio	Prudential SP LSV International Value Portfolio

$2,239,233	$2,482,529	$1,615,931	$4,986,219	$9,361,441	$3,061,692	$983,740	$1,191,472

$2,239,233	$2,482,529	$1,615,931	$4,986,219	$9,361,441	$3,061,692	$983,740	$1,191,472

$2,239,233	$2,482,529	$1,615,931	$4,986,219	$9,361,441	$3,061,692	$983,740	$1,191,472

$2,239,233	$2,482,529	$1,615,931	$4,986,219	$9,361,441	$3,061,692	$983,740	$1,191,472

2,586,231	2,001,372	1,294,899	3,969,940	7,481,961	2,483,610	752,681	1,020,689

310,573	315,442	143,256	456,613	915,097	322,283	130,297	131,219
$7.21	$7.87	$11.28	$10.92	$10.23	$9.50	$7.55	$9.08
$1,850,627	$2,082,315	$1,500,433	$4,471,680	$8,225,779	$2,617,861	$763,268	$979,550

SUBACCOUNTS (Continued)

Prudential SP Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Conservative Asset Allocation Portfolio	Prudential SP Balanced Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio	Prudential SP William Blair International Growth Portfolio	Prudential SP LSV International Value Portfolio

$0	$2	$19,137	$35,728	$39,617	$3,371	$4,731	$3,869

5,208	4,543	4,559	12,204	19,505	6,172	2,494	2,683
0	0	0	0	0	0	0	0

5,208	4,543	4,559	12,204	19,505	6,172	2,494	2,683

(5,208)	(4,541)	14,578	23,524	20,112	(2,801)	2,237	1,186

0	193,523	46,773	126,930	228,338	75,946	34,987	80,903
29,493	29,215	9,223	35,715	84,013	38,540	16,274	14,619
161,722	153,943	12,016	132,361	381,222	154,341	81,226	38,099

191,215	376,681	68,012	295,006	693,573	268,827	132,487	133,621

$186,007	$372,140	$82,590	$318,530	$713,685	$266,026	$134,724	$134,807

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2005

	SUBACCOUNTS

	Janus Aspen International Growth Portfolio – Service Shares	Goldman Sachs CORE Small Cap Equity Fund	AIM V.I. Technology Fund	M Financial Turner Core Growth Fund	M Financial Brandes International Equity Fund

ASSETS
Investment in the portfolios, at value	$0	$24,866	$28,603	$18,781	$12,910

Net Assets	$0	$24,866	$28,603	$18,781	$12,910

NET ASSETS, representing:
Accumulation units	$0	$24,866	$28,603	$18,781	$12,910

	$0	$24,866	$28,603	$18,781	$12,910

Units outstanding	0	16,037	101,533	1,433	898

Portfolio shares held	0	1,785	2,254	1,131	737
Portfolio net asset value per share	$35.17	$13.93	$12.69	$16.60	$17.52
Investment in portfolio shares, at cost	$0	$25,087	$26,327	$17,880	$12,861

STATEMENT OF OPERATIONS
For the period ended December 31, 2005

	SUBACCOUNTS

	Janus Aspen International Growth Portfolio – Service Shares	Goldman Sachs CORE Small Cap Equity Fund	AIM V.I. Technology Fund	M Financial Turner Core Growth Fund	M Financial Brandes International Equity Fund

INVESTMENT INCOME
Dividend income	$402	$59	$0	$74	$165

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	116	39	31	0	0
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	116	39	31	0	0

NET INVESTMENT INCOME (LOSS)	286	20	(31)	74	165

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	2,185	0	0	554
Realized gain (loss) on shares redeemed	28,583	(75)	25	183	4
Net change in unrealized gain (loss) on investments	(12,202)	(221)	2,276	901	49

NET GAIN (LOSS) ON INVESTMENTS	16,381	1,889	2,301	1,084	607

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,667	$1,909	$2,270	$1,158	$772

*	Represents less than one share/unit

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)

M Financial Business Opportunity Value Fund	AST Cohen & Steers Real Estate Portfolio	AST Global Allocation Portfolio	AST DeAm Large-Cap Value Portfolio	AST DeAm Small-Cap Growth Portfolio	AST DeAm Small-Cap Value Portfolio	AST Federated Aggressive Growth Portfolio		AST Small Cap Value Portfolio

$2,182	$140	$26	$2,026	$67	$59	$4		$2,527

$2,182	$140	$26	$2,026	$67	$59	$4		$2,527

$2,182	$140	$26	$2,026	$67	$59	$4		$2,527

$2,182	$140	$26	$2,026	$67	$59	$4		$2,527

158	13	2	189	6	6	0	*	238

181	8	2	162	8	5	0	*	168
$12.06	$17.78	$12.56	$12.50	$8.38	$11.95	$10.46		$15.04
$2,218	$139	$26	$2,050	$68	$60	$4		$2,536

SUBACCOUNTS (Continued)

M Financial Business Opportunity Value Fund	AST Cohen & Steers Real Estate Portfolio	AST Global Allocation Portfolio	AST DeAm Large-Cap Value Portfolio	AST DeAm Small-Cap Growth Portfolio	AST DeAm Small-Cap Value Portfolio	AST Federated Aggressive Growth Portfolio	AST Small Cap Value Portfolio

$13	$0	$0	$0	$0	$0	$0	$0

0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0

0	0	0	0	0	0	0	0

13	0	0	0	0	0	0	0

170	0	0	0	0	0	0	0
143	0	0	0	0	0	0	2
(36)	1	0	(24)	(1)	(1)	0	(9)

277	1	0	(24)	(1)	(1)	0	(7)

$290	$1	$0	$(24)	$(1)	$(1)	$0	$(7)

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2005

	SUBACCOUNTS

	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger & Berman Mid- Cap Growth Portfolio	AST T. Rowe Price Natural Resources Portfolio

ASSETS
Investment in the portfolios, at value	$10	$1,404	$123	$1,404	$870

Net Assets	$10	$1,404	$123	$1,404	$870

NET ASSETS, representing:
Accumulation units	$10	$1,404	$123	$1,404	$870

	$10	$1,404	$123	$1,404	$870

Units outstanding	1	131	12	128	79

Portfolio shares held	2	74	14	87	32
Portfolio net asset value per share	$4.62	$19.08	$8.59	$16.15	$27.55
Investment in portfolio shares, at cost	$10	$1,427	$125	$1,409	$846

STATEMENT OF OPERATIONS
For the period ended December 31, 2005

	SUBACCOUNTS

	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger & Berman Mid- Cap Growth Portfolio	AST T. Rowe Price Natural Resources Portfolio

INVESTMENT INCOME
Dividend income	$0	$0	$0	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	0	0	0	0	0
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	0	0	0	0	0

NET INVESTMENT INCOME (LOSS)	0	0	0	0	0

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	0	0	0	0	1
Net change in unrealized gain (loss) on investments..	0	(23)	(2)	(5)	24

NET GAIN (LOSS) ON INVESTMENTS	0	(23)	(2)	(5)	25

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$0	$(23)	$(2)	$(5)	$25

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)

AST JP Morgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio

$3,172	$2,405

$3,172	$2,405

$3,172	$2,405

$3,172	$2,405

299	242

158	215
$20.10	$11.18
$3,176	$2,418

SUBACCOUNTS (Continued)

AST JP Morgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio

$0	$0

0	0
0	0

0	0

0	0

0	0
0	0
(4)	(13)

(4)	(13)

$(4)	$(13)

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004

	SUBACCOUNTS

	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio		Prudential Equity Portfolio

	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004

OPERATIONS
Net investment income (loss)	$2,712,794	$518,751	$2,214,207	$6,032,882	$753,893	$1,120,808
Capital gains distributions received	0	0	525,482	0	0	0
Realized gain (loss) on shares redeemed	0	0	1,536,294	2,322,525	202,330	(260,439)
Net change in unrealized gain (loss) on investments	0	0	(2,825,471)	(339,248)	14,959,013	11,845,613

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,712,794	518,751	1,450,512	8,016,159	15,915,236	12,705,982

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	31,229,694	11,330,106	2,614,979	2,362,761	7,784,446	7,432,215
Policy loans	(197,904)	(157,461)	(570,237)	(534,534)	(3,120,714)	(2,673,076)
Policy loan repayments and interest	298,250	118,754	851,067	1,022,021	3,555,575	3,456,767
Surrenders, withdrawals and death benefits	(767,715)	(251,515)	(738,973)	(822,778)	(4,745,423)	(4,595,462)
Net transfers between other subaccounts or fixed rate option	(34,016)	15,061,681	(70,029,221)	(65,868,484)	(1,254,683)	(1,141,829)
Withdrawal and other charges	(1,915,980)	(2,108,402)	(1,471,171)	(2,178,574)	(5,036,815)	(4,996,589)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	28,612,329	23,993,163	(69,343,556)	(66,019,588)	(2,817,614)	(2,517,974)

TOTAL INCREASE (DECREASE) IN NET ASSETS	31,325,123	24,511,914	(67,893,044)	(58,003,429)	13,097,622	10,188,008

NET ASSETS
Beginning of period	69,341,883	44,829,969	98,785,133	156,788,562	147,593,986	137,405,978

End of period	$100,667,006	$69,341,883	$30,892,089	$98,785,133	$160,691,608	$147,593,986

Beginning units	58,081,087	36,522,826	58,128,115	105,172,670	20,948,552	20,519,014

Units issued	31,628,127	83,384,541	2,200,648	1,806,968	3,520,048	3,164,031
Units redeemed	(6,381,196)	(61,826,280)	(51,052,060)	(48,851,523)	(2,716,267)	(2,734,493)

Ending units	83,328,018	58,081,087	9,276,703	58,128,115	21,752,333	20,948,552

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)

Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio		Prudential High Yield Bond Portfolio		Prudential Stock Index Portfolio

01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004

$3,385,004	$2,185,339	$1,994,215	$1,540,767	$29,551,567	$22,797,131	$780,469	$860,870
0	0	1,073,695	604,597	0	0	1,737,488	1,210,356
691,485	(114,314)	207,286	67,358	314,106	324,050	304,019	2,688,008

3,948,570	19,553,792	(147,831)	5,475,047	(15,891,623)	7,798,154	(116,135)	3,287,500

8,025,059	21,624,817	3,127,365	7,687,769	13,974,050	30,919,335	2,705,841	8,046,734

11,690,204	12,057,488	6,099,154	6,279,060	894,600	641,755	3,907,338	27,690,438
(4,238,376)	(4,096,706)	(1,873,667)	(1,542,528)	(125,866)	(102,764)	(1,056,164)	(738,669)
4,773,019	5,220,528	1,943,984	2,202,046	110,932	125,402	1,705,323	1,800,275
(7,266,462)	(7,743,335)	(3,473,012)	(3,644,401)	(151,284)	(267,097)	(1,586,708)	(1,154,505)

(8,310,024)	(2,189,715)	(1,677,100)	(922,382)	68,560,111	63,057,740	(4,037,207)	(31,064,098)
(7,734,061)	(7,875,036)	(3,979,130)	(4,094,471)	(2,825,786)	(1,888,791)	(2,360,615)	(2,616,395)

(11,085,700)	(4,626,776)	(2,959,771)	(1,722,676)	66,462,707	61,566,245	(3,428,033)	(6,082,954)

(3,060,641)	16,998,041	167,594	5,965,093	80,436,757	92,485,580	(722,192)	1,963,780

230,434,940	213,436,899	109,012,137	103,047,044	398,744,202	306,258,622	74,785,896	72,822,116

$227,374,299	$230,434,940	$109,179,731	$109,012,137	$479,180,959	$398,744,202	$74,063,704	$74,785,896

43,005,800	43,863,559	24,809,841	25,171,032	196,781,440	146,818,849	43,962,734	50,484,694

3,170,600	3,650,800	2,002,521	2,205,459	55,007,164	52,163,293	3,777,365	94,629,518
(5,159,955)	(4,508,559)	(2,542,644)	(2,566,650)	(2,450,011)	(2,200,702)	(7,386,388)	(101,151,478)

41,016,445	43,005,800	24,269,718	24,809,841	249,338,593	196,781,440	40,353,711	43,962,734

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004

	SUBACCOUNTS

	Prudential Value Portfolio		Prudential Natural Resources Portfolio		Prudential Global Portfolio

	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004

OPERATIONS
Net investment income (loss)	$178,695	$107,455	$(71,804)	$214,308	$(358)	$25,405
Capital gains distributions received	0	0	910,147	282,095	0	0
Realized gain (loss) on shares redeemed	91,700	2,449	275,859	140,685	(13,644)	(63,856)
Net change in unrealized gain (loss) on investments	2,286,697	1,859,263	4,291,325	1,086,688	1,491,370	662,567

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,557,092	1,969,167	5,405,527	1,723,776	1,477,368	624,116

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	549,394	523,045	304,092	250,040	918,848	869,452
Policy loans	(291,772)	(236,283)	(262,674)	(171,934)	(154,713)	(97,105)
Policy loan repayments and interest	292,054	238,175	165,145	138,565	138,270	100,626
Surrenders, withdrawals and death benefits	(293,005)	(436,719)	(285,789)	(292,587)	(278,675)	(229,692)
Net transfers between other subaccounts or fixed rate option	4,671,446	318,496	1,694,939	750,563	4,450,498	1,000,125
Withdrawal and other charges	(377,784)	(359,372)	(260,061)	(208,043)	(467,542)	(438,890)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,550,333	47,342	1,355,652	466,604	4,606,686	1,204,516

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,107,425	2,016,509	6,761,179	2,190,380	6,084,054	1,828,632

NET ASSETS
Beginning of period	14,617,877	12,601,368	9,051,833	6,861,453	7,965,168	6,136,536

End of period	$21,725,302	$14,617,877	$15,813,012	$9,051,833	$14,049,222	$7,965,168

Beginning units	2,469,676	2,469,758	1,159,050	1,093,197	4,755,774	3,888,523

Units issued	1,004,526	261,086	300,291	240,066	3,243,810	1,600,810
Units redeemed	(273,544)	(261,168)	(152,893)	(174,213)	(845,315)	(733,559)

Ending units	3,200,658	2,469,676	1,306,448	1,159,050	7,154,269	4,755,774

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)

Prudential Government Income Portfolio		Prudential Jennison Portfolio		Prudential Small Capitalization Stock Portfolio		T. Rowe Price International Stock Portfolio

01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004

$131,901	$113,823	$(85,480)	$(14,584)	$(553)	$1,486	$2,293	$143
0	59,835	0	0	559,009	53,082	805	0
(17,120)	(28,513)	(402,632)	(403,989)	2,577,282	110,210	219	(2,533)

(52,141)	(54,442)	3,221,611	1,983,155	(2,915,321)	2,718,594	32,918	11,705

62,640	90,703	2,733,499	1,564,582	220,417	2,883,372	36,235	9,315

165,624	252,260	2,494,906	2,496,773	365,091	332,621	14,741	2,645
(34,610)	(98,922)	(482,259)	(358,503)	(249,973)	(182,787)	0	0
63,673	100,034	378,451	374,714	165,182	171,375	0	0
(99,141)	(159,702)	(629,473)	(655,712)	(231,039)	(295,024)	0	(1,902)

(265,895)	(814,782)	3,856,662	(168,430)	(6,382,898)	451,693	122,149	(12,263)
(102,732)	(115,061)	(1,296,975)	(1,278,447)	(250,288)	(238,052)	(5,778)	(3,474)

(273,081)	(836,173)	4,321,312	410,395	(6,583,925)	239,826	131,112	(14,994)

(210,441)	(745,470)	7,054,811	1,974,977	(6,363,508)	3,123,198	167,347	(5,679)

3,390,881	4,136,351	18,987,736	17,012,759	16,504,364	13,381,166	83,707	89,386

$3,180,440	$3,390,881	$26,042,547	$18,987,736	$10,140,856	$16,504,364	$251,054	$83,707

1,165,604	1,457,365	10,067,452	9,379,546	5,086,467	5,002,866	105,640	127,191

87,293	226,950	4,286,155	2,821,489	444,901	497,296	176,500	3,733
(179,994)	(518,711)	(2,070,212)	(2,133,583)	(2,600,222)	(413,695)	(10,991)	(25,284)

1,072,903	1,165,604	12,283,395	10,067,452	2,931,146	5,086,467	271,149	105,640

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004

	SUBACCOUNTS

	AIM V.I. Premier Equity Fund		Janus Aspen Large Cap Growth Portfolio – Institutional Shares		MFS Emerging Growth Series

	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004

OPERATIONS
Net investment income (loss)	$990	$(138)	$(1,746)	$(2,305)	$(601)	$(534)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	20,482	(124,769)	(2,585)	(9,171)	22,132	(8,349)
Net change in unrealized gain (loss) on investments	(10,175)	131,387	19,414	22,355	(7,607)	23,653

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,297	6,480	15,083	10,879	13,924	14,770

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,738	28,201	20,512	19,760	9,320	21,831
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	(161,282)	(470)	(1,456)	(22,988)	(107,323)	(2,807)
Net transfers between other subaccounts or fixed rate option	8,882	(208,997)	74,558	0	5,335	(20,885)
Withdrawal and other charges	(5,166)	(6,272)	(14,131)	(18,250)	(3,737)	(3,524)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(152,828)	(187,538)	79,483	(21,478)	(96,405)	(5,385)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(141,531)	(181,058)	94,566	(10,599)	(82,481)	9,385

NET ASSETS
Beginning of period	177,019	358,077	316,309	326,908	136,827	127,442

End of period	$35,488	$177,019	$410,875	$316,309	$54,346	$136,827

Beginning units	241,252	552,133	514,131	550,461	212,176	231,358

Units issued	19,560	47,306	219,759	33,326	26,856	61,535
Units redeemed	(208,660)	(358,187)	(97,337)	(69,656)	(141,979)	(80,717)

Ending units	52,152	241,252	636,553	514,131	97,053	212,176

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)

American Century VP Value Fund		Franklin Small-Mid Cap Growth Securities Fund		Prudential SP T. Rowe Price Large Cap Growth Portfolio		Prudential SP Davis Value Portfolio

01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004

$(91)	$127	$(1,371)	$(1,172)	$(1,680)	$(1,804)	$16,854	$1,215
12,170	786	0	0	0	0	286,592	0
437	3,653	33,895	(330)	16,612	7,286	22,634	41,074

(6,915)	8,927	(16,177)	24,803	84,161	24,319	(37,370)	206,388

5,601	13,493	16,347	23,301	99,093	29,801	288,710	248,677

21,347	24,197	27,067	31,404	285,101	279,969	1,359,712	1,048,680
0	0	0	0	(13,358)	(1,564)	(37,620)	(16,982)
0	0	0	0	186	45	1,290	378
(407)	0	(147,030)	(4,669)	(8,713)	(22,083)	(37,757)	(40,519)

2,467	(10,296)	32,040	120	(48,517)	18,069	78,193	167,518
(3,049)	(2,246)	(10,759)	(12,928)	(138,077)	(131,470)	(518,075)	(490,320)

20,358	11,655	(98,682)	13,927	76,622	142,966	845,743	668,755

25,959	25,148	(82,335)	37,228	175,715	172,767	1,134,453	917,432

119,262	94,114	246,093	208,865	587,435	414,668	2,508,407	1,590,975

$145,221	$119,262	$163,758	$246,093	$763,150	$587,435	$3,642,860	$2,508,407

70,785	63,294	323,312	304,291	691,606	522,093	2,189,343	1,556,902

14,294	24,220	80,957	44,542	463,559	420,634	1,284,998	1,273,903
(2,287)	(16,729)	(197,067)	(25,521)	(377,047)	(251,121)	(568,107)	(641,462)

82,792	70,785	207,202	323,312	778,118	691,606	2,906,234	2,189,343

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004

	SUBACCOUNTS

	Prudential SP Small Cap Value Portfolio		Prudential SP Small Cap Growth Portfolio		Janus Aspen Mid Cap Growth Portfolio – Service Shares

	01/01/2005	01/01/2004	01/01/2005	01/01/2004	01/01/2005	01/01/2004
	to	to	to	to	to	to
	12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004

OPERATIONS
Net investment income (loss)	$6,469	$(2,373)	$(1,316)	$(972)	$(242)	$(209)
Capital gains distributions received	324,563	511	0	0	0	0
Realized gain (loss) on shares redeemed	35,127	29,945	5,519	4,021	44,669	397
Net change in unrealized gain (loss) on investments	(216,098)	373,699	12,558	(5,892)	(29,049)	19,601

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	150,061	401,782	16,761	(2,843)	15,378	19,789

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,585,294	1,269,774	270,792	265,131	221	16,437
Policy loans	(53,780)	(16,751)	(4,591)	(2,491)	0	0
Policy loan repayments and interest	2,130	633	96	37	0	0
Surrenders, withdrawals and death benefits	(60,000)	(65,537)	(9,584)	(17,389)	(139,172)	0
Net transfers between other subaccounts or fixed rate option	249,638	281,591	(17,541)	60,606	3,345	0
Withdrawal and other charges	(745,735)	(625,534)	(114,075)	(113,885)	(3,276)	(2,774)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	977,547	844,176	125,097	192,009	(138,882)	13,663

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,127,608	1,245,958	141,858	189,166	(123,504)	33,452

NET ASSETS
Beginning of period	2,627,332	1,381,374	475,364	286,198	123,504	90,052

End of period	$3,754,940	$2,627,332	$617,222	$475,364	$0	$123,504

Beginning units	1,859,312	1,176,321	546,651	313,415	231,294	202,770

Units issued	1,477,010	1,264,055	347,791	403,564	5,801	34,453
Units redeemed	(764,185)	(581,064)	(200,103)	(170,328)	(237,095)	(5,929)

Ending units	2,572,137	1,859,312	694,339	546,651	0	231,294

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)

Janus Aspen Balanced Portfolio – Service Shares		Prudential SP PIMCO Total Return Portfolio		Prudential SP PIMCO High Yield Portfolio		Janus Aspen Large Cap Growth Portfolio – Service Shares

01/01/2005	01/01/2004	01/01/2005	01/01/2004	01/01/2005	01/01/2004	01/01/2005	01/01/2004
to	to	to	to	to	to	to	to
12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004

$1,236	$2,545	$150,263	$41,616	$54,232	$47,576	$(570)	$(915)
0	0	54,559	42,493	11,977	5,605	0	0
21,255	198	(6,888)	8,341	4,610	16,367	9,882	5,096

(12,451)	6,688	(127,319)	32,664	(41,101)	5,049	11,252	15,553

10,040	9,431	70,615	125,114	29,718	74,597	20,564	19,734

150	21,133	1,367,644	1,352,261	439,618	310,744	242,253	260,046
0	0	(22,178)	(18,098)	(19,222)	(2,237)	(9,396)	(6,610)
0	0	1,313	459	184	25	734	392
(141,508)	0	(395,725)	(64,863)	(17,559)	(35,713)	(15,156)	(5,584)

4,301	0	4,638	2,093	(59,414)	61,261	(48,927)	15,056
(3,449)	(3,127)	(655,891)	(636,598)	(196,348)	(164,285)	(102,829)	(117,394)

(140,506)	18,006	299,801	635,254	147,259	169,795	66,679	145,906

(130,466)	27,437	370,416	760,368	176,977	244,392	87,243	165,640

130,466	103,029	2,954,339	2,193,971	779,317	534,925	459,550	293,910

$0	$130,466	$3,324,755	$2,954,339	$956,294	$779,317	$546,793	$459,550

121,856	104,009	2,349,443	1,835,190	582,048	433,776	518,879	344,945

3,856	20,960	1,279,056	1,537,518	374,758	479,242	282,968	338,958
(125,712)	(3,113)	(1,000,352)	(1,023,265)	(261,620)	(330,970)	(206,834)	(165,024)

0	121,856	2,628,147	2,349,443	695,186	582,048	595,013	518,879

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004

	SUBACCOUNTS

	Prudential SP Large Cap Value Portfolio		Prudential SP AIM Core Equity Portfolio		Prudential SP Strategic Partners Focused Growth Portfolio

	01/01/2005	01/01/2004	01/01/2005	01/01/2004	01/01/2005	01/01/2004
	to	to	to	to	to	to
	12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004

OPERATIONS
Net investment income (loss)	$5,683	$3,163	$1,877	$351	$(699)	$(470)
Capital gains distributions received	26,526	0	0	0	0	0
Realized gain (loss) on shares redeemed	22,142	17,514	6,947	4,878	4,068	3,308
Net change in unrealized gain (loss) on investments	23,530	108,446	3,221	11,363	35,763	16,572

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	77,881	129,123	12,045	16,592	39,132	19,410

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	623,570	462,652	140,797	135,651	118,837	110,667
Policy loans	(14,289)	(2,263)	(871)	(2,961)	(290)	(3,551)
Policy loan repayments and interest	891	257	69	25	143	24
Surrenders, withdrawals and death benefits	(24,643)	(44,713)	(5,242)	(7,960)	(5,124)	(2,388)
Net transfers between other subaccounts or fixed rate option	123,683	98,230	(23,794)	9,557	8,016	(34)
Withdrawal and other charges	(306,126)	(250,279)	(65,788)	(64,589)	(53,066)	(49,536)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	403,086	263,884	45,171	69,723	68,516	55,182

TOTAL INCREASE (DECREASE) IN NET ASSETS	480,967	393,007	57,216	86,315	107,648	74,592

NET ASSETS
Beginning of period	966,415	573,408	231,992	145,677	209,826	135,234

End of period	$1,447,382	$966,415	$289,208	$231,992	$317,474	$209,826

Beginning units	819,666	571,837	222,520	151,763	219,017	155,802

Units issued	643,189	539,293	142,080	161,715	129,109	135,323
Units redeemed	(310,244)	(291,464)	(99,308)	(90,958)	(61,029)	(72,108)

Ending units	1,152,611	819,666	265,292	222,520	287,097	219,017

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)

Prudential SP Mid Cap Growth Portfolio		SP Prudential U.S. Emerging Growth Portfolio		Prudential SP Conservative Asset Allocation Portfolio		Prudential SP Balanced Asset Allocation Portfolio

01/01/2005	01/01/2004	01/01/2005	01/01/2004	01/01/2005	01/01/2004	01/01/2005	01/01/2004
to	to	to	to	to	to	to	to
12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004

$(5,208)	$(3,145)	$(4,541)	$(2,330)	$14,578	$9,495	$23,524	$9,396
0	0	193,523	189	46,773	2,416	126,930	1,482
29,493	15,318	29,215	21,096	9,223	11,234	35,715	30,889

161,722	140,425	153,943	149,275	12,016	66,324	132,361	243,166

186,007	152,598	372,140	168,230	82,590	89,469	318,530	284,933

815,066	397,245	855,783	513,295	602,866	609,337	2,468,933	2,051,220
(23,630)	(8,015)	(50,481)	(24,164)	(28,926)	(3,465)	(38,385)	(12,107)
882	67	36,777	32,016	11,694	41,125	13,913	41,735
(30,182)	(15,561)	(33,827)	(18,250)	(16,668)	(19,815)	(96,200)	(46,071)

642,771	90,783	577,761	119,721	(543)	332,961	234,942	774,700
(374,457)	(192,769)	(389,541)	(262,310)	(320,246)	(307,327)	(1,302,086)	(1,091,204)

1,030,450	271,750	996,472	360,308	248,177	652,816	1,281,117	1,718,273

1,216,457	424,348	1,368,612	528,538	330,767	742,285	1,599,647	2,003,206

1,022,776	598,428	1,113,917	585,379	1,285,164	542,879	3,386,572	1,383,366

$2,239,233	$1,022,776	$2,482,529	$1,113,917	$1,615,931	$1,285,164	$4,986,219	$3,386,572

1,274,246	895,416	1,068,461	681,337	1,085,167	497,231	2,886,504	1,301,654

1,886,119	714,639	1,494,651	826,070	527,350	912,251	2,320,905	2,704,419
(574,134)	(335,809)	(561,740)	(438,946)	(317,618)	(324,315)	(1,237,469)	(1,119,569)

2,586,231	1,274,246	2,001,372	1,068,461	1,294,899	1,085,167	3,969,940	2,886,504

The accompanying notes are an integral part of these financial statements.

A20

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004

	SUBACCOUNTS

	Prudential SP Growth Asset Allocation Portfolio		Prudential SP Aggressive Growth Asset Allocation Portfolio		Prudential SP William Blair International Growth Portfolio

	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004

OPERATIONS
Net investment income (loss)	$20,112	$2,436	$(2,801)	$(2,473)	$2,237	$(741)
Capital gains distributions received	228,338	0	75,946	0	34,987	0
Realized gain (loss) on shares redeemed	84,013	44,640	38,540	23,055	16,274	17,335
Net change in unrealized gain (loss) on investments	381,222	504,347	154,341	174,332	81,226	68,304

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	713,685	551,423	266,026	194,914	134,724	84,898

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,896,838	3,795,940	1,516,523	1,041,566	363,229	322,026
Policy loans	(55,355)	(27,843)	(16,876)	(945)	(22,739)	(8,109)
Policy loan repayments and interest	5,811	322	1,281	33	897	287
Surrenders, withdrawals and death benefits	(210,205)	(55,908)	(53,760)	(20,818)	(15,835)	(19,537)
Net transfers between other subaccounts or fixed rate option	814,905	800,081	320,474	269,607	20,304	76,420
Withdrawal and other charges	(2,331,710)	(1,808,538)	(691,602)	(483,407)	(168,970)	(156,680)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,120,284	2,704,054	1,076,040	806,036	176,886	214,407

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,833,969	3,255,477	1,342,066	1,000,950	311,610	299,305

NET ASSETS
Beginning of period	5,527,472	2,271,995	1,719,626	718,676	672,130	372,825

End of period	$9,361,441	$5,527,472	$3,061,692	$1,719,626	$983,740	$672,130

Beginning units	4,815,183	2,232,177	1,545,489	741,596	598,730	386,264

Units issued	4,887,716	4,408,122	1,614,832	1,312,794	375,855	474,023
Units redeemed	(2,220,938)	(1,825,116)	(676,711)	(508,901)	(221,904)	(261,557)

Ending units	7,481,961	4,815,183	2,483,610	1,545,489	752,681	598,730

The accompanying notes are an integral part of these financial statements.

A21

SUBACCOUNTS (Continued)

Prudential SP LSV International Value Portfolio		Janus Aspen International Growth Portfolio – Service Shares		Goldman Sachs CORE Small Cap Equity Fund	AIM V.I. Technology Fund	M Financial Turner Core Growth Fund	M Financial Brandes International Equity Fund

01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2005 to 12/31/2005	01/01/2005 to 12/31/2005	01/01/2005 to 12/31/2005

$1,186	$801	$286	$329	$20	$(31)	$74	$165
80,903	0	0	0	2,185	0	0	554
14,619	13,124	28,583	166	(75)	25	183	4

38,099	88,971	(12,202)	7,623	(221)	2,276	901	49

134,807	102,896	16,667	8,118	1,909	2,270	1,158	772

404,962	385,682	74	7,044	2,909	13,893	12,217	8,864
(9,910)	(6,246)	0	0	0	0	0	0
738	242	0	0	0	0	0	0
(22,324)	(23,996)	(72,463)	0	0	0	0	0

75,763	34,016	1,434	0	20,171	13,067	9,686	5,841
(200,043)	(185,556)	(1,555)	(1,261)	(123)	(627)	(4,280)	(2,567)

249,186	204,142	(72,510)	5,783	22,957	26,333	17,623	12,138

383,993	307,038	(55,843)	13,901	24,866	28,603	18,781	12,910

807,479	500,441	55,843	41,942	0	0	0	0

$1,191,472	$807,479	$0	$55,843	$24,866	$28,603	$18,781	$12,910

791,060	566,572	69,276	61,632	0	0	0	0

454,727	472,251	1,472	9,429	39,951	103,884	2,125	1,210
(225,098)	(247,763)	(70,748)	(1,785)	(23,914)	(2,351)	(692)	(312)

1,020,689	791,060	0	69,276	16,037	101,533	1,433	898

The accompanying notes are an integral part of these financial statements.

A22

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004

	SUBACCOUNTS

	M Financial Business Opportunity Value Fund	AST Cohen & Steers Real Estate Portfolio	AST Global Allocation Portfolio	AST DeAm Large-Cap Value Porfolio	AST DeAm Small-Cap Growth Porfolio	AST DeAm Small-Cap Value Porfolio

	01/01/2005 to 12/31/2005	10/17/2005** to 12/31/2005	10/17/2005** to 12/31/2005	10/17/2005** to 12/31/2005	10/17/2005** to 12/31/2005	10/17/2005** to 12/31/2005

OPERATIONS
Net investment income (loss)	$13	$0	$0	$0	$0	$0
Capital gains distributions received	170	0	0	0	0	0
Realized gain (loss) on shares redeemed	143	0	0	0	0	0
Net change in unrealized gain (loss) on investments	(36)	1	0	(24)	(1)	(1)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	290	1	0	(24)	(1)	(1)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	0	22	0	44	0	1
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0	0	0
Net transfers between other subaccounts or fixed rate option	3,427	117	26	2,049	74	63
Withdrawal and other charges	(1,535)	0	0	(43)	(6)	(4)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,892	139	26	2,050	68	60

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,182	140	26	2,026	67	59

NET ASSETS
Beginning of period	0	0	0	0	0	0

End of period	$2,182	$140	$26	$2,026	$67	$59

Beginning units	0	0	0	0	0	0

Units issued	585	13	2	193	7	6
Units redeemed	(427)	0	0	(4)	(1)	0

Ending units	158	13	2	189	6	6

**Date subaccounts became available for investment
***Represents less than one unit

The accompanying notes are an integral part of these financial statements.

A23

SUBACCOUNTS (Continued)

AST Federated Aggressive Growth Portfolio	AST Small Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger & Berman Mid- Cap Growth Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST JP Morgan International Equity Portfolio

10/17/2005**	10/17/2005**	10/17/2005**	10/17/2005**	10/17/2005**	10/17/2005**	10/17/2005**	10/17/2005**
to	to	to	to	to	to	to	to
12/31/2005	12/31/2005	12/31/2005	12/31/2005	12/31/2005	12/31/2005	12/31/2005	12/31/2005

$0	$0	$0	$0	$0	$0	$0	$0
0	0	0	0	0	0	0	0
0	2	0	0	0	0	1	0

0	(9)	0	(23)	(2)	(5)	24	(4)

0	(7)	0	(23)	(2)	(5)	25	(4)

1	1,102	0	0	55	0	106	67
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0

6	1,671	10	1,452	94	1,427	753	3,162
(3)	(239)	0	(25)	(24)	(18)	(14)	(53)

4	2,534	10	1,427	125	1,409	845	3,176

4	2,527	10	1,404	123	1,404	870	3,172

0	0	0	0	0	0	0	0

$4	$2,527	$10	$1,404	$123	$1,404	$870	$3,172

0	0	0	0	0	0	0	0

1	260	1	133	14	130	79	304
(1)	(22)	0	(2)	(2)	(2)	0	(5)

0 ***	238	1	131	12	128	79	299

The accompanying notes are an integral part of these financial statements.

A24

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004

SUBACCOUNTS

AST T. Rowe Price Global Bond Portfolio

10/17/2005** to 12/31/2005

OPERATIONS
Net investment income (loss)	$0
Capital gains distributions received	0
Realized gain (loss) on shares redeemed	0
Net change in unrealized gain (loss) on investments	(13)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(13)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	16
Policy loans	0
Policy loan repayments and interest	0
Surrenders, withdrawals and death benefits	0
Net transfers between other subaccounts or fixed rate option	2,402
Withdrawal and other charges	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,418

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,405

NET ASSETS
Beginning of period	0

End of period	$2,405

Beginning units	0

Units issued	242
Units redeemed	0

Ending units	242

**	Date subaccounts became available for investment

The accompanying notes are an integral part of these financial statements.

A25

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
December 31, 2005

Note 1:	General

Pruco Life of New Jersey Variable Appreciable Account (the “Account”) was established on January 13, 1984 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from the purchases of Pruco Life of New Jersey Variable Appreciable Life (“VAL”), Pruco Life of New Jersey PRUvider Variable Appreciable Life (“PRUvider”), effective November 10, 1999 Pruco Life of New Jersey PruSelect III (“PSEL III”), effective May 1, 2000 Pruco Life of New Jersey Survivorship Variable Universal Life (“SVUL”), effective February 12, 2001 Pruco Life of New Jersey PruLife Custom Premier (“VUL”), effective December 15, 2003 Pruco Life of New Jersey MPremier VUL (“MPVUL”) and effective May 17, 2004 Pruco Life of New Jersey PruLife Custom Premier II (“ENVUL”) contracts are invested in the Account.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual life insurance contracts. There are sixty-seven subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc., American Skandia Trust (collectively, the “Series Funds”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Investment options vary by contract. Options available to the Variable Appreciable Account contracts which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, Prudential Natural Resources Portfolio, Prudential Global Portfolio, Prudential Government Income Portfolio, Prudential Jennison Portfolio, Prudential Small Capitalization Stock Portfolio, Prudential SP T. Rowe Price Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Small Cap Value Portfolio, Prudential SP Small Cap Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Portfolio, Prudential SP AIM Core Equity Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP Mid Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP William Blair International Growth Portfolio, Prudential SP LSV International Value Portfolio, AST Cohen & Steers Real Estate Portfolio, AST Global Allocation Portfolio, AST DeAm Large-Cap Value Portfolio, AST DeAm Small-Cap Growth Portfolio, AST DeAm Small-Cap Value Portfolio, AST Federated Aggressive Growth Portfolio, AST Small Cap Value Portfolio, AST Goldman Sachs Mid-Cap Growth Portfolio, AST Marsico Capital Growth Portfolio, AST MFS Growth Portfolio, AST Neuberger & Berman Mid-Cap Growth Portfolio, AST T. Rowe Price Natural Resources Portfolio, AST JP Morgan International Equity Portfolio, AST T.Rowe Price Global Bond Portfolio, AST MFS Global Equity Portfolio and AST PIMCO Limited Maturity Bond Portfolio. Options available to the Variable Appreciable Account contracts which invest in a corresponding portfolio of the non-Prudential administered funds are: T. Rowe Price International Stock Portfolio, AIM V.I. Premier Equity Fund, Janus Aspen Large Cap Growth Portfolio – Institutional Shares, MFS Emerging Growth Series, American Century VP Value Fund, Franklin Small-Mid Cap Growth Securities Fund, Janus Aspen Mid Cap Growth Portfolio – Service Shares, Janus Aspen Balanced Portfolio – Service Shares, Janus Aspen Large Cap Growth Portfolio – Service Shares, Janus Aspen International Growth Portfolio – Service Shares, Goldman Sachs CORE Small Cap Equity Fund, AIM V.I. Technology Fund, M Financial Turner Core Growth Fund, M Financial Brandes International Equity Fund, M Financial Business Opportunity Value Fund, M Financial Frontier Capital Appreciation Fund, American Century VP Income & Growth Fund, Dreyfus Variable Investment MidCap Stock Portfolio, Dreyfus Variable Investment Developing Leaders Portfolio, AIM V.I. Utilities Series and Oppenheimer Aggressive Growth Fund/VA. These

A26

Note 1:	General (continued)

financial statements relate only to the subaccounts available to the Variable Appreciable Account contract owners.

The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential.

At December 31, 2005 and 2004 there were no balances or transactions for the periods then ended pertaining to the M Financial Frontier Capital Appreciation Fund, American Century VP Income & Growth Fund, Dreyfus Variable Investment MidCap Stock Portfolio, Dreyfus Variable Investment Developing Leaders Portfolio, AIM V.I. Utilities Series, Oppenheimer Aggressive Growth Fund/VA, AST MFS Global Equity Portfolio and AST PIMCO Limited Maturity Bond Portfolio.

On April 29, 2005, the following funds were merged into an existing fund. The transfer from the old subaccount to the new subaccount is reflected in the Statement of Changes in the year 2005 as a transfer in.

Retired Portfolios	Existing Portfolios	Assets Moved

Prudential SP Technology Portfolio	SP Prudential U.S. Emerging Growth Portfolio	$457,946
Prudential SP MFS Capital Opportunities Portfolio	Prudential Equity Portfolio	$301,263
Prudential SP AIM Aggressive Growth Portfolio	Prudential SP Mid Cap Growth Portfolio	$570,326

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Investments – The investments in shares of the portfolios are stated at the net asset value of the respective portfolio, whose investment securities are stated at value.

Security Transactions – Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Distributions Received – Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Note 3:	Taxes

Pruco Life of New Jersey is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life of New Jersey management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

A27

Note 4:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and invested, of investments in the portfolios for the year ended December 31, 2005 were as follows:

	Purchases	Sales

Prudential Money Market Portfolio	$60,102,759	$(31,756,303)
Prudential Diversified Bond Portfolio	$2,530,018	$(72,062,226)
Prudential Equity Portfolio	$2,145,517	$(5,705,900)
Prudential Flexible Managed Portfolio	$7,552,631	$(19,549,985)
Prudential Conservative Balanced Portfolio	$1,130,763	$(4,593,836)
Prudential High Yield Bond Portfolio	$71,890,021	$(7,310,726)
Prudential Stock Index Portfolio	$3,742,405	$(7,473,723)
Prudential Value Portfolio	$5,256,741	$(803,009)
Prudential Natural Resources Portfolio	$2,031,974	$(748,551)
Prudential Global Portfolio	$5,225,098	$(668,359)
Prudential Government Income Portfolio	$105,822	$(398,626)
Prudential Jennison Portfolio	$5,954,877	$(1,742,888)
Prudential Small Capitalization Stock Portfolio	$7,480,013	$(14,124,107)
T. Rowe Price International Stock Portfolio	$139,676	$(9,977)
AIM V.I. Premier Equity Fund	$17,840	$(171,239)
Janus Aspen Large Cap Growth Portfolio – Institutional Shares	$148,860	$(72,454)
MFS Emerging Growth Series	$17,235	$(114,241)
American Century VP Value Fund	$23,721	$(4,506)
Franklin Small-Mid Cap Growth Securities Fund	$63,047	$(163,100)
Prudential SP T. Rowe Price Large Cap Growth Portfolio	$299,277	$(224,335)
Prudential SP Davis Value Portfolio	$1,109,217	$(272,941)
Prudential SP Small Cap Value Portfolio	$1,409,427	$(440,164)
Prudential SP Small Cap Growth Portfolio	$221,807	$(98,025)
Janus Aspen Mid Cap Growth Portfolio – Service Shares	$7,489	$(146,613)
Janus Aspen Balanced Portfolio – Service Shares	$8,633	$(149,393)
Prudential SP PIMCO Total Return Portfolio	$1,109,022	$(818,777)
Prudential SP PIMCO High Yield Portfolio	$354,400	$(210,228)
Janus Aspen Large Cap Growth Portfolio – Service Shares	$168,696	$(103,230)
Prudential SP Large Cap Value Portfolio	$558,447	$(158,554)
Prudential SP AIM Core Equity Portfolio	$111,314	$(66,768)
Prudential SP Strategic Partners Focused Growth Portfolio	$97,278	$(29,461)
Prudential SP Mid Cap Growth Portfolio	$1,243,294	$(218,052)
SP Prudential U.S. Emerging Growth Portfolio	$1,339,549	$(347,619)
Prudential SP Conservative Asset Allocation Portfolio	$438,734	$(195,114)
Prudential SP Balanced Asset Allocation Portfolio	$1,774,740	$(505,827)
Prudential SP Growth Asset Allocation Portfolio	$4,066,077	$(965,298)
Prudential SP Aggressive Growth Asset Allocation Portfolio	$1,449,191	$(379,323)
Prudential SP William Blair International Growth Portfolio	$305,343	$(130,951)
Prudential SP LSV International Value Portfolio	$352,678	$(106,175)
Janus Aspen International Growth Portfolio – Service Shares	$3,512	$(76,138)
Goldman Sachs CORE Small Cap Equity Fund	$58,974	$(36,056)
AIM V.I. Technology Fund	$26,878	$(576)
M Financial Turner Core Growth Fund	$22,861	$(5,238)
M Financial Brandes International Equity Fund	$14,379	$(2,242)
M Financial Business Opportunity Value Fund	$6,378	$(4,487)
AST Cohen & Steers Real Estate Portfolio	$139	$0
AST Global Allocation Portfolio	$26	$0
AST DeAm Large-Cap Value Porfolio	$2,080	$(30)
AST DeAm Small-Cap Growth Porfolio	$74	$(6)
AST DeAm Small-Cap Value Porfolio	$63	$(4)
AST Federated Aggressive Growth Portfolio	$6	$(3)
AST Small Cap Value Portfolio	$2,773	$(239)
AST Goldman Sachs Mid-Cap Growth Portfolio	$10	$0
AST Marsico Capital Growth Portfolio	$1,452	$(25)
AST MFS Growth Portfolio	$149	$(24)
AST Neuberger & Berman Mid-Cap Growth Portfolio	$1,421	$(12)
AST T. Rowe Price Natural Resources Portfolio	$856	$(11)
AST JP Morgan International Equity Portfolio	$3,200	$(24)
AST T. Rowe Price Global Bond Portfolio	$2,418	$0

A28

Note 5:	Related Party Transactions

Prudential and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

The Series Funds have management agreements with Prudential Investment LLC (“PI”) and American Skandia Investment Services, Inc, indirect, wholly-owned subsidiaries of Prudential (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors’ performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential has purchased multiple individual PSELIII contracts of the Account insuring the lives of certain employees. Prudential is the owner and beneficiary of the contracts. There were no premium payments for the years ended December 31, 2005 and 2004. Equity of contract owners relating to these contracts includes approximately $226.3 million owned by Prudential at December 31, 2005 and $220.5 million owned by Prudential at December 31, 2004.

A29

Note 6:	Financial Highlights

The Pruco Life of New Jersey sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life of New Jersey have the lowest and highest expense ratio. Only product designs within the Account that had units outstanding throughout the respective periods, were considered when determining the lowest and highest total expense ratio. The summary may not reflect the minimum and maximum contract charges offered by the Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options.

	At year ended				For year ended

	Units (000s)	Unit Value Lowest – Highest		Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest		Total Return*** Lowest – Highest

	Prudential Money Market Portfolio

December 31, 2005	83,328	$1.03506 to	$10.39889	$100,667	2.89%	0.00% to	0.90%	1.99% to	2.90%
December 31, 2004	58,081	$1.05537 to	$2.23582	$69,342	1.02%	0.10% to	0.90%	0.12% to	0.84%
December 31, 2003	36,523	$1.04751 to	$2.22537	$44,830	0.88%	0.20% to	0.90%	-0.05% to	0.65%
December 31, 2002	172,738	$1.04174 to	$2.21945	$198,032	1.36%	0.20% to	0.90%	0.63% to	1.31%
December 31, 2001	3,851	$1.02864 to	$2.19874	$7,981	4.04%	0.20% to	0.90%	3.17% to	3.88%

	Prudential Diversified Bond Portfolio

December 31, 2005	9,277	$1.10424 to	$4.26564	$30,892	5.11%	0.10% to	0.90%	2.37% to	3.19%
December 31, 2004	58,128	$1.24831 to	$4.15252	$98,785	4.25%	0.10% to	0.90%	4.66% to	5.37%
December 31, 2003	105,173	$1.18525 to	$3.95454	$156,789	4.73%	0.20% to	0.90%	6.52% to	7.26%
December 31, 2002	10,679	$1.10563 to	$3.69970	$38,084	10.60%	0.25% to	0.90%	6.11% to	6.79%
December 31, 2001	7,430	$1.03535 to	$3.47473	$25,730	6.10%	0.25% to	0.90%	6.22% to	6.38%

	Prudential Equity Portfolio

December 31, 2005	21,752	$1.13004 to	$8.99307	$160,692	1.00%	0.10% to	0.90%	10.48% to	11.36%
December 31, 2004	20,949	$1.02288 to	$8.10824	$147,594	1.30%	0.10% to	0.90%	8.95% to	9.69%
December 31, 2003	20,519	$0.93887 to	$7.41271	$137,406	1.01%	0.25% to	0.90%	30.48% to	31.33%
December 31, 2002	19,923	$0.71954 to	$5.65783	$107,819	0.89%	0.25% to	0.90%	-23.04% to	-22.54%
December 31, 2001	20,140	$0.93072 to	$7.32260	$146,420	0.83%	0.25% to	0.90%	-11.97% to	-11.62%

	Prudential Flexible Managed Portfolio

December 31, 2005	41,016	$1.11430 to	$5.78058	$227,374	1.92%	0.41% to	0.90%	3.23% to	3.78%
December 31, 2004	43,006	$1.07944 to	$5.57016	$230,435	1.42%	0.37% to	0.90%	9.75% to	10.33%
December 31, 2003	43,864	$0.98351 to	$5.04879	$213,437	2.01%	0.38% to	0.90%	22.65% to	23.29%
December 31, 2002	43,783	$0.80187 to	$4.09497	$173,139	2.99%	0.37% to	0.90%	-13.52% to	-13.06%
December 31, 2001	45,115	$0.92720 to	$4.71001	$205,958	3.75%	0.35% to	0.90%	-6.52% to	-6.01%

	Prudential Conservative Balanced Portfolio

December 31, 2005	24,270	$1.12857 to	$4.75604	$109,180	2.32%	0.47% to	0.90%	2.51% to	3.00%
December 31, 2004	24,810	$1.10095 to	$4.61756	$109,012	1.94%	0.41% to	0.90%	7.07% to	7.59%
December 31, 2003	25,171	$1.02824 to	$4.29166	$103,047	2.69%	0.42% to	0.90%	17.70% to	18.27%
December 31, 2002	25,819	$0.87358 to	$3.62885	$89,680	0.00%	0.42% to	0.90%	-9.79% to	-9.36%
December 31, 2001	26,398	$0.96841 to	$4.00354	$101,516	3.40%	0.40% to	0.90%	-2.88% to	-2.41%

	Prudential High Yield Bond Portfolio

December 31, 2005	249,339	$1.16361 to	$3.17938	$479,181	6.94%	0.10% to	0.90%	2.51% to	3.34%
December 31, 2004	196,781	$1.25182 to	$3.09272	$398,744	7.55%	0.10% to	0.90%	9.31% to	10.06%
December 31, 2003	146,819	$1.14520 to	$2.82099	$306,259	8.54%	0.20% to	0.90%	23.90% to	24.78%
December 31, 2002	81,585	$0.92426 to	$2.26950	$184,922	13.32%	0.25% to	0.90%	0.60% to	1.23%
December 31, 2001	14,583	$0.91872 to	$2.24949	$32,793	12.05%	0.25% to	0.90%	-1.30% to	-1.03%

	Prudential Stock Index Portfolio

December 31, 2005	40,354	$0.89500 to	$5.51330	$74,064	1.53%	0.10% to	0.90%	3.60% to	4.43%
December 31, 2004	43,963	$0.86390 to	$5.30560	$74,786	1.64%	0.10% to	0.90%	9.47% to	10.23%
December 31, 2003	50,485	$0.78920 to	$4.83241	$72,822	1.48%	0.20% to	0.90%	27.05% to	27.93%
December 31, 2002	46,575	$0.62117 to	$3.79264	$51,411	1.13%	0.20% to	0.90%	-22.90% to	-22.35%
December 31, 2001	38,189	$0.80562 to	$4.90359	$92,151	1.08%	0.20% to	0.90%	-12.83% to	-12.23%

A30

Note 6:	Financial Highlights (continued)

	At year ended				For year ended

	Units (000s)	Unit Value Lowest – Highest		Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest		Total Return*** Lowest – Highest

	Prudential Value Portfolio

December 31, 2005	3,201	$1.51204 to	$6.97241	$21,725	1.70%	0.20% to	0.90%	15.62% to	16.43%
December 31, 2004	2,470	$1.30775 to	$6.01243	$14,618	1.41%	0.60% to	0.90%	15.28% to	15.62%
December 31, 2003	2,470	$1.13442 to	$5.20021	$12,601	1.60%	0.60% to	0.90%	26.93% to	27.30%
December 31, 2002	2,623	$0.89376 to	$4.08489	$10,121	1.41%	0.60% to	0.90%	-22.66% to	-22.12%
December 31, 2001	2,639	$0.93072 to	$7.32260	$13,505	1.57%	0.60% to	0.90%	-2.95% to	-2.66%

	Prudential Natural Resources Portfolio

December 31, 2005	1,306	$12.10382 to	$12.10382	$15,813	0.00%	0.60% to	0.60%	54.98% to	54.98%
December 31, 2004	1,159	$7.80970 to	$7.80970	$9,052	3.37%	0.60% to	0.60%	24.43% to	24.43%
December 31, 2003	1,093	$6.27650 to	$6.27650	$6,861	3.96%	0.60% to	0.60%	38.17% to	38.17%
December 31, 2002	1,045	$4.54254 to	$4.54254	$4,748	0.74%	0.60% to	0.60%	18.21% to	18.21%
December 31, 2001	2,244	$3.84290 to	$3.84290	$8,624	2.94%	0.60% to	0.60%	-10.62% to	-10.62%

	Prudential Global Portfolio

December 31, 2005	7,154	$0.83720 to	$2.16226	$14,049	0.55%	0.10% to	0.90%	15.03% to	15.94%
December 31, 2004	4,756	$0.72784 to	$1.87418	$7,965	0.95%	0.10% to	0.90%	8.61% to	9.37%
December 31, 2003	3,889	$0.67013 to	$1.72057	$6,137	0.36%	0.25% to	0.90%	32.87% to	33.72%
December 31, 2002	3,617	$0.50434 to	$1.29103	$4,406	2.47%	0.25% to	0.90%	-25.80% to	-25.33%
December 31, 2001	33,174	$0.67974 to	$1.73500	$57,397	0.35%	0.25% to	0.90%	-18.34% to	-18.10%

	Prudential Government Income Portfolio

December 31, 2005	1,073	$2.96433 to	$2.96433	$3,180	4.59%	0.60% to	0.60%	1.90% to	1.90%
December 31, 2004	1,166	$2.90912 to	$2.90912	$3,391	3.71%	0.60% to	0.60%	2.50% to	2.50%
December 31, 2003	1,457	$2.83824 to	$2.83824	$4,136	3.86%	0.60% to	0.60%	1.85% to	1.85%
December 31, 2002	1,380	$2.78677 to	$2.78677	$3,845	7.15%	0.60% to	0.60%	11.38% to	11.38%
December 31, 2001	599	$2.50199 to	$2.50199	$1,499	6.06%	0.60% to	0.60%	7.42% to	7.42%

	Prudential Jennison Portfolio

December 31, 2005	12,283	$0.70598 to	$2.65172	$26,043	0.12%	0.10% to	0.90%	13.53% to	14.44%
December 31, 2004	10,067	$0.62184 to	$2.32869	$18,988	0.48%	0.10% to	0.90%	8.67% to	9.43%
December 31, 2003	9,380	$0.57225 to	$2.13674	$17,013	0.27%	0.25% to	0.90%	29.09% to	29.92%
December 31, 2002	8,733	$0.44328 to	$1.65033	$12,805	0.21%	0.25% to	0.90%	-31.57% to	-31.13%
December 31, 2001	8,389	$0.64774 to	$2.40452	$19,499	0.16%	0.25% to	0.90%	-18.97% to	-18.73%

	Prudential Small Capitalization Stock Portfolio

December 31, 2005	2,931	$3.45969 to	$3.45969	$10,141	0.59%	0.60% to	0.60%	6.62% to	6.62%
December 31, 2004	5,086	$3.24476 to	$3.24476	$16,504	0.61%	0.60% to	0.60%	21.31% to	21.31%
December 31, 2003	5,003	$2.67470 to	$2.67470	$13,381	0.69%	0.60% to	0.60%	37.44% to	37.44%
December 31, 2002	2,684	$1.94604 to	$1.94604	$5,224	1.24%	0.60% to	0.60%	-15.43% to	-15.43%
December 31, 2001	25,176	$2.30107 to	$2.30107	$57,931	0.51%	0.60% to	0.60%	4.92% to	4.92%

	T. Rowe Price International Stock Portfolio

December 31, 2005	271	$0.91120 to	$1.04845	$251	2.17%	0.20% to	0.90%	15.00% to	15.80%
December 31, 2004	106	$0.79238 to	$0.79238	$84	1.07%	0.90% to	0.90%	12.75% to	12.75%
December 31, 2003	127	$0.70277 to	$0.70277	$89	1.28%	0.90% to	0.90%	29.35% to	29.35%
December 31, 2002	131	$0.54330 to	$0.54330	$71	0.99%	0.90% to	0.90%	-19.01% to	-19.01%
December 31, 2001	124	$0.67086 to	$0.67086	$83	2.32%	0.90% to	0.90%	-22.91% to	-22.91%

	AIM V.I. Premier Equity Fund

December 31, 2005	52	$0.68046 to	$0.79279	$35	0.89%	0.20% to	0.90%	4.71% to	5.44%
December 31, 2004	241	$0.64987 to	$0.75191	$177	0.38%	0.20% to	0.90%	4.83% to	5.56%
December 31, 2003	552	$0.61995 to	$0.71231	$358	0.32%	0.20% to	0.90%	23.97% to	24.82%
December 31, 2002	503	$0.50008 to	$0.57069	$258	0.38%	0.20% to	0.90%	-30.89% to	-30.40%
December 31, 2001	433	$0.72355 to	$0.82001	$317	0.13%	0.20% to	0.90%	-12.74% to	-12.74%
	Janus Aspen Large Cap Growth Portfolio — Institutional Shares

December 31, 2005	637	$0.63595 to	$0.76139	$411	0.36%	0.20% to	0.90%	3.37% to	4.08%
December 31, 2004	514	$0.61523 to	$0.61523	$316	0.15%	0.90% to	0.90%	3.60% to	3.60%
December 31, 2003	550	$0.59388 to	$0.59388	$327	0.08%	0.90% to	0.90%	30.56% to	30.56%
December 31, 2002	755	$0.45488 to	$0.45488	$344	0.00%	0.90% to	0.90%	-27.17% to	-27.17%
December 31, 2001	648	$0.62457 to	$0.62457	$405	0.08%	0.90% to	0.90%	-25.41% to	-25.41%

A31

Note 6:	Financial Highlights (continued)

	At year ended				For year ended

	Units (000s)	Unit Value Lowest – Highest		Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest		Total Return*** Lowest – Highest

	MFS Emerging Growth Series

December 31, 2005	97	$0.55996 to	$0.78428	$54	0.00%	0.20% to	0.90%	8.21% to	9.02%
December 31, 2004	212	$0.51747 to	$0.71936	$137	0.00%	0.20% to	0.90%	11.94% to	12.73%
December 31, 2003	231	$0.46227 to	$0.63811	$127	0.00%	0.20% to	0.90%	29.04% to	29.96%
December 31, 2002	309	$0.35823 to	$0.49100	$122	0.00%	0.20% to	0.90%	-34.35% to	-33.89%
December 31, 2001	217	$0.54567 to	$0.74275	$131	0.00%	0.20% to	0.90%	-34.07% to	-34.07%

	American Century VP Value Fund

December 31, 2005	83	$1.75405 to	$1.75405	$145	0.82%	0.90% to	0.90%	4.11% to	4.11%
December 31, 2004	71	$1.68484 to	$1.68484	$119	1.02%	0.90% to	0.90%	13.31% to	13.31%
December 31, 2003	63	$1.48693 to	$1.48693	$94	1.21%	0.90% to	0.90%	27.81% to	27.81%
December 31, 2002	80	$1.16337 to	$1.16337	$94	0.68%	0.90% to	0.90%	-13.40% to	-13.40%
December 31, 2001	44	$1.34339 to	$1.34339	$60	0.00%	0.90% to	0.90%	3.68% to	3.68%

	Franklin Small-Mid Cap Growth Securities Fund

December 31, 2005	207	$0.78887 to	$0.79733	$164	0.00%	0.20% to	0.90%	3.86% to	4.58%
December 31, 2004	323	$0.75958 to	$0.76243	$246	0.00%	0.20% to	0.90%	10.47% to	11.25%
December 31, 2003	304	$0.68532 to	$0.68757	$209	0.00%	0.20% to	0.90%	36.00% to	36.97%
December 31, 2002	251	$0.50033 to	$0.50555	$126	0.27%	0.20% to	0.90%	-29.32% to	-28.82%
December 31, 2001	203	$0.70289 to	$0.71530	$144	0.45%	0.20% to	0.90%	-16.00% to	-16.00%

	Prudential SP T. Rowe Price Large Cap Growth Portfolio

December 31, 2005	778	$0.81223 to	$1.26898	$763	0.00%	0.10% to	0.90%	15.46% to	16.38%
December 31, 2004	692	$0.83552 to	$0.85150	$587	0.00%	0.10% to	0.90%	5.16% to	5.82%
December 31, 2003	522	$0.78954 to	$0.80974	$415	0.00%	0.25% to	0.90%	22.76% to	23.57%
December 31, 2002	213	$0.63892 to	$0.65960	$138	0.00%	0.25% to	0.90%	-31.81% to	-31.36%
December 31, 2001	7	$0.93088 to	$0.96725	$7	0.00%	0.25% to	0.90%	-8.20% to	-8.20%

	Prudential SP Davis Value Portfolio

December 31, 2005	2,906	$1.22267 to	$12.73961	$3,643	0.86%	0.00% to	0.90%	8.54% to	9.52%
December 31, 2004	2,189	$1.14376 to	$1.15901	$2,508	0.38%	0.10% to	0.90%	11.51% to	12.30%
December 31, 2003	1,557	$1.01900 to	$1.03934	$1,591	0.39%	0.25% to	0.90%	28.25% to	29.07%
December 31, 2002	639	$0.78949 to	$0.81040	$508	0.00%	0.25% to	0.90%	-16.44% to	-15.91%
December 31, 2001	33	$0.93883 to	$0.96984	$32	0.48%	0.25% to	0.90%	-6.12% to	-6.12%

	Prudential SP Small Cap Value Portfolio

December 31, 2005	2,572	$1.29067 to	$12.55835	$3,755	0.47%	0.00% to	0.90%	3.68% to	4.61%
December 31, 2004	1,859	$1.29903 to	$1.59242	$2,627	0.16%	0.10% to	0.90%	19.61% to	20.44%
December 31, 2003	1,176	$1.08604 to	$1.18169	$1,381	0.03%	0.25% to	0.90%	31.92% to	32.77%
December 31, 2002	551	$0.82323 to	$0.89000	$485	0.98%	0.25% to	0.90%	-15.14% to	-14.60%
December 31, 2001	15	$0.97015 to	$1.04214	$15	1.19%	0.25% to	0.90%	3.84% to	3.84%

	Prudential SP Small Cap Growth Portfolio

December 31, 2005	694	$0.66950 to	$1.04911	$617	0.00%	0.10% to	0.90%	1.56% to	2.38%
December 31, 2004	547	$0.65467 to	$0.90247	$475	0.00%	0.10% to	0.90%	-1.80% to	-1.10%
December 31, 2003	313	$0.90630 to	$0.91323	$286	0.00%	0.25% to	0.90%	33.51% to	34.38%
December 31, 2002	119	$0.67884 to	$0.67960	$81	0.00%	0.25% to	0.90%	-30.89% to	-30.43%
December 31, 2001	1	$0.97681 to	$0.97681	$1	0.00%	0.25% to	0.25%	-1.90% to	-1.90%

	Janus Aspen Mid Cap Growth Portfolio — Service Shares

December 31, 2005	0	$0.59703 to	$0.59703	$0	0.00%	0.20% to	0.20%	11.81% to	11.81%
December 31, 2004	231	$0.53397 to	$0.53397	$124	0.00%	0.20% to	0.20%	20.23% to	20.23%
December 31, 2003	203	$0.44411 to	$0.44411	$90	0.00%	0.20% to	0.20%	34.49% to	34.49%
December 31, 2002	126	$0.33021 to	$0.33021	$42	0.00%	0.20% to	0.20%	-28.25% to	-28.25%
December 31, 2001	58	$0.46024 to	$0.46024	$27	0.00%	0.20% to	0.20%	-17.80% to	-17.80%

	Janus Aspen Balanced Portfolio — Service Shares

December 31, 2005	0	$1.15042 to	$1.15042	$0	1.17%	0.20% to	0.20%	7.45% to	7.45%
December 31, 2004	122	$1.07066 to	$1.07066	$130	2.36%	0.20% to	0.20%	8.08% to	8.08%
December 31, 2003	104	$0.99058 to	$0.99058	$103	2.11%	0.20% to	0.20%	13.49% to	13.49%
December 31, 2002	54	$0.87282 to	$0.87282	$47	2.17%	0.20% to	0.20%	-6.85% to	-6.85%
December 31, 2001	42	$0.93075 to	$0.93075	$40	2.80%	0.20% to	0.20%	-1.48% to	-1.48%

A32

Note 6:	Financial Highlights (continued)

	At year ended				For year ended

	Units (000s)	Unit Value Lowest - Highest		Net Assets (000s)	Investment Income Ratio**	Expense Ratio** Lowest - Highest		Total Return*** Lowest - Highest

	Prudential SP PIMCO Total Return Portfolio

December 31, 2005	2,628	$1.08232 to	$1.38998	$3,325	4.80%	0.10% to	0.90%	1.48% to	2.31%
December 31, 2004	2,349	$1.21784 to	$1.36023	$2,954	1.94%	0.10% to	0.90%	4.33% to	5.06%
December 31, 2003	1,835	$1.16728 to	$1.29466	$2,194	2.50%	0.20% to	0.90%	4.91% to	5.65%
December 31, 2002	738	$1.11264 to	$1.22547	$845	3.75%	0.20% to	0.90%	8.40% to	9.15%
December 31, 2001	30	$1.02645 to	$1.12277	$31	4.10%	0.20% to	0.90%	8.40% to	8.40%

	Prudential SP PIMCO High Yield Portfolio

December 31, 2005	695	$1.16538 to	$1.40279	$956	6.61%	0.10% to	0.90%	3.12% to	3.95%
December 31, 2004	582	$1.32262 to	$1.35167	$779	6.89%	0.10% to	0.90%	8.36% to	9.05%
December 31, 2003	434	$1.22063 to	$1.23945	$535	6.85%	0.25% to	0.90%	21.32% to	22.11%
December 31, 2002	188	$1.00616 to	$1.01499	$191	9.68%	0.25% to	0.90%	-0.74% to	-0.11%
December 31, 2001	10	$1.01365 to	$1.01611	$10	10.70%	0.25% to	0.90%	1.27% to	1.51%

	Janus Aspen Large Cap Growth Portfolio - Service Shares (became available August 6, 2001)

December 31, 2005	595	$0.91896 to	$0.91896	$547	0.13%	0.25% to	0.25%	3.76% to	3.76%
December 31, 2004	519	$0.88566 to	$0.88566	$460	0.00%	0.25% to	0.25%	3.94% to	3.94%
December 31, 2003	345	$0.85205 to	$0.85205	$294	0.00%	0.25% to	0.25%	31.16% to	31.16%
December 31, 2002	147	$0.64963 to	$0.64963	$96	0.00%	0.25% to	0.25%	-26.90% to	-26.90%
December 31, 2001	1	$0.88873 to	$0.88873	$1	0.00%	0.25% to	0.25%	-10.24% to	-10.24%

	Prudential SP Large Cap Value Portfolio (became available August 6, 2001)

December 31, 2005	1,153	$1.21922 to	$1.33144	$1,447	0.75%	0.10% to	0.90%	5.70% to	6.54%
December 31, 2004	820	$1.15350 to	$1.25106	$966	0.72%	0.10% to	0.90%	16.70% to	17.51%
December 31, 2003	572	$0.98843 to	$1.00384	$573	0.00%	0.25% to	0.90%	25.64% to	26.43%
December 31, 2002	250	$0.78673 to	$0.79398	$198	2.28%	0.25% to	0.90%	-17.12% to	-16.58%
December 31, 2001	1	$0.95177 to	$0.95177	$1	0.06%	0.25% to	0.25%	-4.05% to	-4.05%

	Prudential SP AIM Core Equity Portfolio (became available August 6, 2001)

December 31, 2005	265	$1.08715 to	$1.13227	$289	0.97%	0.10% to	0.25%	4.36% to	4.52%
December 31, 2004	223	$1.04168 to	$1.04168	$232	0.44%	0.10% to	0.25%	8.52% to	8.52%
December 31, 2003	152	$0.95989 to	$0.95989	$146	0.33%	0.25% to	0.25%	23.38% to	23.38%
December 31, 2002	89	$0.77800 to	$0.77800	$69	0.00%	0.25% to	0.25%	-15.42% to	-15.42%
December 31, 2001	1	$0.91988 to	$0.91988	$1	0.00%	0.25% to	0.25%	-6.82% to	-6.82%

	Prudential SP Strategic Partners Focused Growth Portfolio (became available August 6, 2001)

December 31, 2005	287	$1.07038 to	$1.30465	$317	0.00%	0.10% to	0.90%	14.12% to	15.05%
December 31, 2004	219	$0.93791 to	$0.95843	$210	0.00%	0.10% to	0.90%	9.62% to	10.30%
December 31, 2003	156	$0.85560 to	$0.86896	$135	0.00%	0.25% to	0.90%	24.72% to	25.52%
December 31, 2002	64	$0.68600 to	$0.69228	$44	0.00%	0.25% to	0.90%	-25.93% to	-25.44%
December 31, 2001	2	$0.92854 to	$0.92854	$2	0.00%	0.25% to	0.25%	-6.11% to	-6.11%

	Prudential SP Mid Cap Growth Portfolio (became available February 12, 2001)

December 31, 2005	2,586	$0.82065 to	$12.99106	$2,239	0.00%	0.00% to	0.90%	4.33% to	5.26%
December 31, 2004	1,274	$0.78166 to	$0.82851	$1,023	0.00%	0.10% to	0.90%	18.48% to	19.27%
December 31, 2003	895	$0.65537 to	$0.69929	$598	0.00%	0.25% to	0.90%	38.86% to	39.76%
December 31, 2002	307	$0.46893 to	$0.50358	$147	0.00%	0.25% to	0.90%	-46.80% to	-46.46%
December 31, 2001	6	$0.87586 to	$0.94666	$6	0.00%	0.25% to	0.90%	-12.01% to	-12.01%

	SP Prudential U.S. Emerging Growth Portfolio (became available February 12, 2001)

December 31, 2005	2,001	$1.21970 to	$1.39123	$2,483	0.00%	0.10% to	0.90%	16.72% to	17.65%
December 31, 2004	1,068	$1.03828 to	$1.05677	$1,114	0.00%	0.10% to	0.90%	20.31% to	21.09%
December 31, 2003	681	$0.85748 to	$0.87838	$585	0.00%	0.25% to	0.90%	40.82% to	41.72%
December 31, 2002	298	$0.60504 to	$0.62375	$181	0.00%	0.25% to	0.90%	-32.68% to	-32.24%
December 31, 2001	14	$0.89289 to	$0.92649	$13	0.00%	0.25% to	0.90%	-11.06% to	-11.06%

	Prudential SP Conservative Asset Allocation Portfolio (became available August 6, 2001)

December 31, 2005	1,295	$1.16989 to	$1.25474	$1,616	1.33%	0.10% to	0.90%	4.97% to	5.79%
December 31, 2004	1,085	$1.16226 to	$1.18776	$1,285	1.29%	0.10% to	0.90%	7.92% to	8.60%
December 31, 2003	497	$1.07699 to	$1.09372	$543	1.04%	0.25% to	0.90%	15.45% to	16.20%
December 31, 2002	162	$0.93287 to	$0.94126	$152	0.00%	0.25% to	0.90%	-6.71% to	-6.11%
December 31, 2001	0	$1.00256 to	$1.00256	$0	8.40%	0.25% to	0.25%	0.66% to	0.66%

A33

Note 6:	Financial Highlights (continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest		Total Return*** Lowest - Highest

	Prudential SP Balanced Asset Allocation Portfolio (became available August 6, 2001)

December 31, 2005	3,970		$1.21353 to	$1.26464	$4,986	0.88%	0.10% to	0.90%	6.64% to	7.50%
December 31, 2004	2,887		$1.15290 to	$1.17831	$3,387	0.72%	0.10% to	0.90%	10.09% to	10.80%
December 31, 2003	1,302		$1.04724 to	$1.06350	$1,383	0.78%	0.25% to	0.90%	21.78% to	22.55%
December 31, 2002	299		$0.86782 to	$0.86782	$259	0.00%	0.25% to	0.25%	-11.89% to	-11.89%
December 31, 2001	0		$0.98498 to	$0.98498	$0	0.00%	0.25% to	0.25%	-0.93% to	-0.97%

	Prudential SP Growth Asset Allocation Portfolio (became available August 6, 2001)

December 31, 2005	7,482		$1.21764 to	$1.25590	$9,361	0.55%	0.10% to	0.90%	8.27% to	9.12%
December 31, 2004	4,815		$1.12461 to	$1.14931	$5,527	0.36%	0.10% to	0.90%	12.04% to	12.75%
December 31, 2003	2,232		$1.00377 to	$1.01931	$2,272	0.40%	0.25% to	0.90%	27.14% to	27.95%
December 31, 2002	443		$0.79663 to	$0.79663	$353	0.00%	0.25% to	0.90%	-17.47% to	-17.47%
December 31, 2001	1		$0.96529 to	$0.96529	$1	0.00%	0.25% to	0.25%	-2.79% to	-2.79%

	Prudential SP Aggressive Growth Asset Allocation Portfolio

December 31, 2005	2,484		$1.18874 to	$1.34325	$3,062	0.15%	0.10% to	0.90%	9.49% to	10.37%
December 31, 2004	1,545		$1.08568 to	$1.10980	$1,720	0.05%	0.10% to	0.90%	13.73% to	14.47%
December 31, 2003	742		$0.95462 to	$0.96951	$719	0.02%	0.25% to	0.90%	31.58% to	32.43%
December 31, 2002	218		$0.72551 to	$0.73212	$159	0.00%	0.25% to	0.90%	-22.86% to	-22.36%
December 31, 2001	0	$	— to	$—	$0	0.00%	0.00% to	0.00%	0.00% to	0.00%

	Prudential SP William Blair International Growth Portfolio (became available August 6, 2001)

December 31, 2005	753		$1.26952 to	$1.41929	$984	0.58%	0.10% to	0.90%	15.34% to	16.31%
December 31, 2004	599		$1.10066 to	$1.12481	$672	0.18%	0.10% to	0.90%	15.51% to	16.25%
December 31, 2003	386		$0.95286 to	$0.96758	$373	0.00%	0.25% to	0.90%	38.33% to	39.23%
December 31, 2002	215		$0.68881 to	$0.69495	$149	0.00%	0.25% to	0.90%	-23.26% to	-22.77%
December 31, 2001	12		$0.89755 to	$0.89989	$11	0.00%	0.25% to	0.90%	-9.34% to	-9.11%

	Prudential SP LSV International Value Portfolio (became available August 6, 2001)

December 31, 2005	1,021		$1.15143 to	$1.37811	$1,191	0.40%	0.10% to	0.90%	12.75% to	13.67%
December 31, 2004	791		$1.01469 to	$1.08592	$807	0.42%	0.10% to	0.90%	14.77% to	15.51%
December 31, 2003	567		$0.87846 to	$0.94613	$500	0.69%	0.25% to	0.90%	26.23% to	27.05%
December 31, 2002	220		$0.69143 to	$0.74954	$153	0.00%	0.25% to	0.90%	-17.91% to	-17.38%
December 31, 2001	6		$0.83687 to	$0.91304	$5	0.00%	0.25% to	0.90%	-16.41% to	-16.41%

	Janus Aspen International Growth Portfolio - Service Shares (became available February 12, 2001)

December 31, 2005	0		$1.06141 to	$1.06141	$0	0.69%	0.20% to	0.20%	31.67% to	31.67%
December 31, 2004	69		$0.80610 to	$0.80610	$56	0.89%	0.20% to	0.20%	18.45% to	18.45%
December 31, 2003	62		$0.68052 to	$0.68052	$42	0.91%	0.20% to	0.20%	34.26% to	34.26%
December 31, 2002	59		$0.50685 to	$0.50685	$30	0.77%	0.20% to	0.20%	-25.91% to	-25.91%
December 31, 2001	36		$0.68406 to	$0.68406	$25	1.11%	0.20% to	0.20%	-9.43% to	-9.43%

	Goldman Sachs CORE Small Cap Equity Fund

December 31, 2005	16		$1.55056 to	$1.55056	$25	0.30%	0.20% to	0.20%	5.86% to	5.86%

	AIM V.I. Technology Fund

December 31, 2005	102		$0.28171 to	$0.28171	$29	0.00%	0.20% to	0.20%	2.01% to	2.01%

	M Financial Turner Core Growth Fund (became available May 17, 2004)

December 31, 2005	1		$13.10724 to	$13.10724	$19	1.28%	0.00% to	0.00%	13.92% to	13.92%

	M Financial Brandes International Equity Fund (became available May 17, 2004)

December 31, 2005	1		$14.37951 to	$14.37951	$13	4.61%	0.00% to	0.00%	10.55% to	10.55%

	M Financial Business Opportunity Value Fund (became available May 17, 2004)

December 31, 2005	0		$13.77563 to	$13.77563	$2	0.78%	0.00% to	0.00%	7.81% to	7.81%

A34

Note 6:	Financial Highlights (continued)

	At year ended				For year ended

	Units (000s)	Unit Value Lowest - Highest		Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest	Total Return*** Lowest - Highest

	AST Cohen & Steers Real Estate Portfolio (became available October 17, 2005)

December 31, 2005	0	$10.88564 to	$10.88564	$0	0.00%	0.10% to 0.10%	8.19% to	8.19%

	AST Global Allocation Portfolio (became available October 17, 2005)

December 31, 2005	0	$10.48192 to	$10.48192	$0	0.00%	0.10% to 0.10%	4.73% to	4.73%

	AST DeAm Large-Cap Value Porfolio (became available October 17, 2005)

December 31, 2005	0	$10.71815 to	$10.71815	$2	0.00%	0.10% to 0.10%	6.54% to	6.54%

	AST DeAm Small-Cap Growth Porfolio (became available October 17, 2005)

December 31, 2005	0	$10.74134 to	$10.74134	$0	0.00%	0.10% to 0.10%	7.00% to	7.00%

	AST DeAm Small-Cap Value Porfolio (became available October 17, 2005)

December 31, 2005	0	$10.40721 to	$10.40721	$0	0.00%	0.10% to 0.10%	4.07% to	4.07%

	AST Federated Aggressive Growth Portfolio (became available October 17, 2005)

December 31, 2005	0	$11.05474 to	$11.05474	$0	0.00%	0.10% to 0.10%	10.55% to	10.55%

	AST Small Cap Value Portfolio (became available October 17, 2005)

December 31, 2005	0	$10.61923 to	$10.61923	$3	0.00%	0.10% to 0.10%	6.27% to	6.27%

	AST Goldman Sachs Mid-Cap Growth Portfolio (became available October 17, 2005

December 31, 2005	0	$10.59405 to	$10.59405	$0	0.00%	0.10% to 0.10%	5.46% to	5.46%

	AST Marsico Capital Growth Portfolio (became available October 17, 2005)

December 31, 2005	0	$10.74095 to	$10.74095	$1	0.00%	0.10% to 0.10%	7.17% to	7.17%

	AST MFS Growth Portfolio (became available October 17, 2005)

December 31, 2005	0	$10.58963 to	$10.58963	$0	0.00%	0.10% to 0.10%	5.51% to	5.51%

	AST Neuberger & Berman Mid-Cap Growth Portfolio (became available October 17, 2005)

December 31, 2005	0	$10.93943 to	$10.93943	$1	0.00%	0.10% to 0.10%	8.59% to	8.59%

	AST T. Rowe Price Natural Resources Portfolio (became available October 17, 2005)

December 31, 2005	0	$11.05306 to	$11.05306	$1	0.00%	0.10% to 0.10%	9.35% to	9.35%

	AST JP Morgan International Equity Portfolio (became available October 17, 2005)

December 31, 2005	0	$10.60464 to	$10.60464	$3	0.00%	0.10% to 0.10%	7.06% to	7.06%

	AST T. Rowe Price Global Bond Portfolio(became available October 17, 2005)

December 31, 2005	0	$9.94454 to	$9.94454	$2	0.00%	0.10% to 0.10%	-0.29% to	-0.29%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**
These ratios represent the annualized contract expenses of the separate account, net of reimbursement of excess expenses, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not

A35

Note 6:	Financial Highlights (continued)

include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for each of the five years in the period ended December 31, 2005 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

Charges and Expenses

A.	Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, at an effective annual rate of up to 0.60%, 0.90%, 0.50%, 0.90%, 0.45% and 0.10%, are applied daily against the net assets of VAL, PRUvider, PSEL III, SVUL, VUL, and ENVUL contract owners held in each subaccount, respectively. No mortality risk and expense risk charges are applied to the MPVUL contracts. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life of New Jersey. Pruco Life of New Jersey currently intends to charge only 0.20% on PSEL III contracts but reserves the right to make the full 0.50% charge. For VUL contracts Pruco Life of New Jersey intends to charge only 0.25% but reserves the right to charge 0.45%. The mortality risk and expense risk charges are assessed through reduction in unit values.

B.	Deferred Sales Charge

A deferred sales charge is imposed upon surrenders of certain VAL, PRUvider and SVUL contracts to compensate Pruco Life of New Jersey for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued but will not exceed 45% of one scheduled annual premium for VAL contracts, 50% of the first year’s primary annual premium for PRUvider contracts and 0.8% of the basic insurance amount for SVUL contracts. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits. The deferred sales charge is assessed through the redemption of units.

C.	Partial Withdrawal Charge

A charge is imposed by Pruco Life of New Jersey on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% and $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a VAL or PRUvider contract and PSEL III, SVUL, VUL or ENVUL contract, respectively. The range for withdrawal charges is 0% – 2%. This charge is assessed through the redemption of units.

D.	Expense Reimbursement

The Account is reimbursed by Pruco Life of New Jersey for expenses in excess of 0.40% of the VAL product’s average daily net assets incurred by the Prudential Money Market, Prudential Diversified Bond, Prudential Equity, Prudential Flexible Managed and Prudential Conservative Balanced Portfolios of the Series Fund. This reimbursement is applied through an increase in unit values.

E.	Cost of Insurance and Other Related Charges

Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; and (3) sales charges for VAL, PRUvider, VUL, SVUL, PSEL III and ENVUL contracts which are deducted in order to compensate Pruco Life of New Jersey for the cost of selling the contract. Sales charges will not exceed 5% of each premium payment for VAL, 0.5% of the primary annual premium for PRUvider, 6% of premiums paid for VUL, 12% of premiums paid for PRUvider,15% of premiums received for PSEL III and 6% of premiums paid for ENVUL contracts. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Pruco Life of New Jersey for the guaranteed minimum death benefit risk. These charges are assessed through the redemption of units.

A36

Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Pruco Life of New Jersey Variable Appreciable Account
and the Board of Directors of
Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the Pruco Life of New Jersey Variable Appreciable Life Account at December 31, 2005, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2005 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 12, 2006

A37

Pruco Life Insurance Company of New Jersey

Statements of Financial Position

As of December 31, 2005 and December 31, 2004 (in thousands, except share amounts)

	2005	2004
ASSETS
Fixed maturities available for sale,
at fair value (amortized cost, 2005 - $994,412 ; 2004 - $874,200)	$ 995,866	$ 903,685
Policy loans	155,705	153,359
Short-term investments	23,501	44,549
Commercial loans	20,353	0
Other long-term investments	2,796	1,977
Total investments	1,198,221	1,103,570
Cash and cash equivalents	116,040	108,117
Deferred policy acquisition costs	225,572	183,219
Accrued investment income	16,585	15,045
Reinsurance recoverables	92,277	67,411
Receivables from parent and affiliates	11,898	17,152
Deferred sales inducements and other assets	16,285	13,789
Separate account assets	2,287,786	2,112,866
TOTAL ASSETS	3,964,664	$ 3,621,169

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Policyholders’ account balances	841,822	$ 816,350
Future policy benefits and other policyholder liabilities	203,422	169,744
Cash collateral for loaned securities	86,530	74,527
Securities sold under agreement to repurchase	1,708	24,754
Income taxes payable	73,050	76,878
Short term debt from affiliates	52,994	0
Payable to parent and affiliates	2,865	534
Other liabilities	69,379	27,254
Separate account liabilities	2,287,786	2,112,866
Total liabilities	3,619,556	3,302,907

COMMITMENT AND CONTINGENT LIABILITIES (See Note 12)

STOCKHOLDER’S EQUITY
Common stock, ($5 par value; 400,000 shares, authorized; issued and outstanding;
December 31,2005 and December 31,2004)	2,000	2,000
Paid-in capital	168,689	168,810
Deferred compensation	-	(152)
Retained earnings	173,584	134,358
Accumulated other comprehensive income	835	13,246
Total stockholder’s equity	345,108	318,262
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$ 3,964,664	$ 3,621,169

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Operations and Comprehensive Income

Years Ended December 31, 2005, 2004 and 2003 (in thousands)

	2005	2004	2003
REVENUES

Premiums	$ 8,356	$ 29,335	$33,183
Policy charges and fee income	60,400	75,340	69,592
Net investment income	60,197	52,499	45,148
Realized investment (losses)/ gains, net	(329)	1,885	(838)
Asset management fees	7,018	4,976	4,029
Other income	2,148	1,947	1,717

Total revenues	137,790	165,982	152,831

BENEFITS AND EXPENSES

Policyholders’ benefits	15,009	39,949	45,472
Interest credited to policyholders’ account balances	29,819	29,324	22,641
General, administrative and other expenses	40,145	60,742	55,167

Total benefits and expenses	84,973	130,015	123,280

Income from operations before income taxes and cumulative effect of accounting change	52,817	35,967	29,551

Income taxes:
Current	6,441	14,584	(15,103)
Deferred	7,151	(4,216)	24,037
Total income tax expense	13,592	10,368	8,934

Income from Operations Before Cumulative Effect of Accounting Change	39,225	25,599	20,617

Cumulative effect of accounting change, net of taxes	-	(184)	-

NET INCOME	39,225	25,415	20,617

Accumulated other comprehensive (Loss) income, net of tax
Change in net unrealized investment gains, net of taxes	(12,411)	(479)	3,483
Cumulative effect of accounting change, net of taxes	-	547	-

Accumulated other comprehensive (Loss) income, net of taxes	(12,411)	68	3,483

COMPREHENSIVE INCOME	$ 26,814	$ 25,483	$ 24,100

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Stockholder’s Equity

Periods Ended December 31, 2005, 2004 and 2003 (in thousands)

                                                                                            Accumulated
                                                 Additional                                    Other           Total
                                    Common       Paid - in       Deferred     Retained     Comprehensive   Stockholder's
                                    Stock         Capital      Compensation   Earnings     Income (Loss)       Equity
                                ------------------------------------------------------------------------------------------
Balance, January 1, 2003              $2,000      $ 128,689         $    -     $ 88,326         $  9,695      $ 228,710

   Net income                              -              -              -       20,617                -         20,617
   Contribution from Parent                -         40,000              -            -                -         40,000
   Stock-based compensation
   programs                                -             53          (108)            -                -           (55)
   Change in net unrealized
   investment gains, net of
   taxes                                   -              -              -            -            3,483          3,483
                                ------------------------------------------------------------------------------------------
Balance, December 31, 2003             2,000        168,742          (108)      108,943           13,178        292,755

   Net income                              -              -              -       25,415                -         25,415
   Stock-based compensation
   programs                                -             68           (44)            -                -             24
   Cumulative effect of
   accounting change, net of
   taxes                                   -              -              -            -              547            547
   Change in net unrealized
   investment gains, net of
   taxes                                   -              -              -            -            (479)          (479)
                                ------------------------------------------------------------------------------------------
Balance, December 31, 2004             2,000        168,810          (152)           134,358      13,246        318,262

   Net income                              -              -              -            39,226           -         39,226
   Stock-based compensation
   programs                                -          (121)            152            -                -             31
   Cumulative effect of
   accounting change, net of
   taxes                                   -              -              -            -                -              -
   Change in net unrealized
   investment gains, net of
   taxes                                   -              -              -            -         (12,411)       (12,411)
                                ------------------------------------------------------------------------------------------
Balance, December 31, 2005          $  2,000      $ 168,689           $  0     $173,584          $  835      $ 345,108
                                ==========================================================================================

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Cash Flows

Years Ended December 31, 2005, 2004 and 2003 (in thousands)

	2005	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$ 39,225	$ 25,415	$ 20,617
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Policy charges and fee income	(11,739)	(16,862)	(15,319)
Interest credited to policyholders’ account balances	29,819	29,324	22,641
Realized investment losses (gains), net	329	(1,885)	838
Amortization and other non-cash items	3,937	8,743	3,859
Cumulative effect of accounting change	-	184	-
Change in:
Future policy benefits and other insurance liabilities	33,677	30,691	24,701
Reinsurance recoverable	(24,866)	(49,561)	(9,671)
Accrued investment income	(1,540)	(784)	(2,344)
Receivables from parent and affiliates	5,254	21	13
Payable to parent and affiliates	2,331	431	42
Deferred policy acquisition costs	(30,393)	1,773	(43,138)
Income taxes payable	2,855	25,877	15,778
Other, net	(11,738)	713	(2,887)
Cash Flows From Operating Activities	37,151	54,080	15,130

CASH FLOWS Used in INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities available for sale	777,293	449,427	314,546
Policy loans	17,487	19,023	21,429
Commercial loans	89	-	-
Payments for the purchase of:
Fixed maturities available for sale	(901,755)	(550,489)	(533,088)
Policy loans	(13,004)	(10,994)	(10,781)
Commercial loans	(20,442)	-	-
Other long-term investments, net	(852)	(86)	1,083
Short term investments, net	18,005	5,712	(14,254)
Cash Flows (Used In) Investing Activities	(123,179)	(87,407)	(221,065)

CASH FLOWS FROM FINANCING ACTIVITIES:

Policyholders’ account deposits	179,705	222,751	216,651
Policyholders’ account withdrawals	(175,324)	(159,664)	(76,819)
Proceeds from short-term debt issued	139,994	-	-
Repayments of short-term debt	(87,000)	-	-
Cash collateral for loaned securities, net	12,003	(4,328)	53,820
Securities sold under agreements to repurchase, net	(23,046)	10,271	(17,230)
Contribution from Parent	-	-	40,000
Cash payments to eligible policyholders	-	-	-
Net change in financing arrangements (maturities 90 days or less)	47,619	(133)	578
Cash Flows From Financing Activities	93,951	68,897	217,000

Net increase in cash and cash equivalents	7,923	35,570	11,065
Cash and cash equivalents, beginning of year	108,117	72,547	61,482
CASH AND CASH EQUIVALENTS, END OF YEAR	$ 116,040	$ 108,117	$ 72,547

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (received)	10,737	(15,510)	(6,828)

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

1. BUSINESS

Pruco Life Insurance Company of New Jersey or, “the Company,” is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. The Company is licensed to sell interest-sensitive individual life insurance, variable life insurance, term insurance, variable annuities, and fixed annuities contracts only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of Pruco Life Insurance Company or, “Pruco Life”, a stock life insurance company organized in 1971 under the laws of the state of Arizona. Pruco Life, in turn, is a wholly owned subsidiary of The Prudential Insurance Company of America or, “Prudential Insurance”, an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 (“the date of demutualization”) Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. or, “Prudential Financial.”

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products and individual annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America or, GAAP. The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, as more fully described in Note 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs, investments, future policy benefits, provision for income taxes, reserves of contingent liabilities and reserves for losses in connection with unresolved legal matters.

Share-Based Compensation

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment,” that replaces FASB Statement No. 123, “Accounting for Stock-Based Compensation.” SFAS No. 123(R) requires all entities to apply the fair value based measurement method in accounting for share-based payment transactions with employees, except for equity instruments held by employee share ownership plans. Under this method, compensation costs of awards to employees, such as stock options, are measured at fair value and expensed over the period during which an employee is required to provide service in exchange for the award (the vesting period). The Company had previously adopted the fair value recognition provision of the original SFAS No. 123, prospectively for all new stock options issued to employees on or after January 1, 2003. The Company will adopt SFAS No. 123(R) on January 1, 2006. By that date, there will be no unvested stock options issued prior to January 1, 2003.

Investments

Fixed maturities classified as “available for sale” are carried at fair value. The amortized cost of fixed maturities is written down to fair value if a decline in value is considered to be other than temporary. See the discussion below on realized gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities “available for sale”, including the effect on deferred policy acquisition costs and policyholders’ account balances that would result from the realization of unrealized gains and losses are included in “Accumulated other comprehensive income (loss).”

Policy loans are carried at unpaid principal balances.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized principally by U.S. government and government agency securities. Securities borrowed or loaned are collateralized principally by cash or U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as “Net investment income,” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short-term nature approximates fair value.

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships other than operating joint ventures in which the Company does not exercise control, as well as investments in the Company’s own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s share of net income from investments in joint ventures and partnerships is generally included in “Net investment income.”

Realized investment gains (losses), net are computed using the specific identification method. Adjustments to the cost of fixed maturities and equity securities for temporary impairments are included in “Realized investment losses, net.” In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months); (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company’s ability and intent to hold the investments for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. Realized investment gains (losses) are generated from numerous sources, including the sale of fixed maturity securities, equity securities, real estate investments, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost of investments for other than temporary impairments. “Realized investment gains (losses), net~~.~~” also include prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial loans, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include, but are not limited to: (1) the risk that our assessment of an issuer’s ability to meet its obligations could change, (2) the risk that the economic outlook could be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that we are making decisions based on fraudulent or misstated information in the financial statements provided by issuers and (4) the risk that new information obtained by us or changes in other facts and circumstances, including those not related to the issuer, could lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a change in our impairment determination, and hence a charge to earnings in a future period.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with maturities of three months or less when purchased.

Deferred Policy Acquisition Costs

The Company is charged distribution expenses from Prudential’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement. These costs include commissions and variable field office expenses. The Company is also allocated costs of policy issuance and underwriting from Prudential Insurance’s general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized as deferred acquisition costs (“DAC”).

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. For annuity products, the entire transfer-pricing fee is deemed to be related to the production of new annuity business and is deferred. For life products, there is a look-through into the expenses incurred by the Prudential Insurance’s agency network and expenses that are considered to be related to the production of new insurance business are deferred. The cost of policy issuance and underwriting are also considered to be related primarily to the production of new insurance and annuity business and are fully deferred. Deferred policy acquisition costs (“DAC”) are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

DAC is subject to recoverability testing at the end of each accounting period. DAC, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized DAC is reflected in “General, administrative and other expenses” in the period such estimated gross profits are revised. DAC related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income.

DAC related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

Reinsurance recoverables and payables

Reinsurance recoverables and payables include receivables and corresponding payables associated with reinsurance arrangements with affiliates. See Note 13 to the Financial Statements for additional information about these arrangements.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Separate account assets and liabilities

Separate account assets and liabilities are reported at fair value and represent segregated funds that are invested for certain policyholders, and other customers. The assets consist of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 8 to the Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Asset management fees.”

Sales inducements

The Company provides sales inducements to contractholders, which primarily include an up-front bonus added to the contractholder’s initial deposit for certain annuity contracts. These costs are deferred and recognized on the statement of financial position in other assets. They are amortized using the same methodology and assumptions used to amortized deferred policy acquisition costs. The amortization expense is included as a component of interest credited to policyholders’ account balances. As of December 31, 2005 and 2004, deferred sales inducement costs included in other assets were $14 million and $11million, respectively.

Other assets and other liabilities

Other assets consist primarily of reinsurance recoverables, premiums due, deferred sales inducement costs, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For life insurance, expected mortality is generally based on the Company’s historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require us to provide for expected future losses on a product by establishing premium deficiency reserves. The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain non-traditional long duration life and annuity contracts, which are discussed more fully in Note 8. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation.

Unpaid Claims

Unpaid claims include estimates of claims that the Company believes have been incurred, but have not yet been reported (“IBNR”) as of the balance sheet date and is an estimate of the amount of loss will ultimately incur on reported claims. Consistent with industry accounting practice, we do not establish loss reserves until a loss has occurred. These IBNR estimates, and estimates of the amounts of loss we will ultimately incur on reported claims, which are based in part on our historical experience, are regularly adjusted to reflect actual claims experience. When actual experience differs from our previous estimate, the resulting difference will be included in our reported results for the period of the change in estimate in the “Policyholders’ benefits” caption in our statements of operations. On an ongoing basis, trends in actual experience are a significant factor in the determination of claim reserve levels.

Contingent Liabilities

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Insurance Revenue and Expense Recognition

Premiums from life insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method. Amounts received as payment for deferred annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts reflected as “Policy charges and fee income” consist primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset Management Fees

Beginning October 1, 2002, the Company receives in accordance with a servicing agreement with Prudential Investments LLC, asset management fee income from policyholder account balances invested in The Prudential Series Funds (“PSF”). The PSF are a portfolio of mutual fund investments related to the Company’s separate account products (see Note 13 to the Financial Statements). In addition, the Company receives fees from policyholders’ account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in pricing models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” in the Balance Sheets, except for embedded derivatives, which are recorded in the balance sheet with the associated host contract. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the investing activities section in the Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), (3) a foreign currency fair value or cash flow hedge (“foreign currency” hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. As of December 31, 2005, none of the Company’s derivatives qualify for hedge accounting treatment.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.”

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued Statement of Position (“SOP”) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company will adopt SOP 05-1 on January 1, 2007. The Company is currently assessing the impact of SOP 05-1 on the Company’s financial position and results of operations.

In November 2005, the FASB issued FASB Staff Position (“FSP”) FAS 115-1 and FAS 124-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” This FSP provides impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities, primarily by referencing existing accounting guidance. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company’s current policy is generally to record income only as cash is received following an impairment of a debt security. The Company will adopt this guidance on January 1, 2006, for other than temporary impairments recorded subsequent to December 31, 2005.

In December 2003, the FASB issued FIN No. 46(R), “Consolidation of Variable Interest Entities,” which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities (“VIEs”), should be consolidated in a company’s financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. On December 31, 2003, the Company adopted FIN No. 46(R) for all special purpose entities (“SPEs”) and for relationships with all VIEs that began on or after February 1, 2003. On March 31, 2004, the Company implemented FIN No. 46(R) for relationships with potential VIEs that are not SPEs. The transition to FIN No. 46(R) did not have a material effect on the Company’s financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued Statement of Position (“SOP”) 03-1, “Accounting and Reporting by Insurance Enterprises for Certain

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Nontraditional Long-Duration Contracts and for Separate Accounts.” AcSEC issued this SOP to address the need for interpretive guidance in three areas: separate account presentation and valuation; the classification and valuation of certain long-duration contract liabilities; and the accounting recognition given sales inducements (bonus interest, bonus credits and persistency bonuses).

The effect of adopting SOP 03-1 was a charge of $0.2 million, net of $0.1 million of taxes, which was reported as a “Cumulative effect of accounting change, net of taxes” in the results of operations for the year ended December 31, 2004. This charge reflects the net impact of converting certain individual market value adjusted annuity contracts from separate account accounting treatment to general account accounting treatment, including carrying the related liabilities at accreted value, and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company’s variable annuity and variable life contracts. The Company also recognized a cumulative effect of accounting change related to unrealized investment gains within “Accumulated other comprehensive income, net of taxes” of $0.5 million, net of $0.3 million of taxes, for the year ended December 31, 2005. Upon adoption of SOP 03-1, approximately $40 million in “Separate account assets” were reclassified resulting in an increase in “Fixed maturities, available for sale”, as well as changes in other non-separate account assets. Similarly, upon adoption, approximately $40 million in “Separate account liabilities” were reclassified resulting in increases in “Policyholders’ account balances” as well as changes in other non-separate account liabilities.

In June 2004, the FASB issued FSP No. 97-1, “Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability.” FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company’s adoption of FSP 97-1 on July 1, 2004 did not change its accounting for unearned revenue liabilities and, therefore, had no impact on the Company’s financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid (“TPA”) to clarify certain aspects of SOP 03-1. The implementation of this TPA during the third quarter of 2004 had no impact on the Company’s financial position or results of operations.

In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, “Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments.” Implementation Issue No. B36 indicates that a modified coinsurance arrangement (“modco”), in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company’s return on certain of its investments, generally contains an embedded derivative feature that is not clearly and closely related to the host contract and should be bifurcated in accordance with the provisions of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” Effective October 1, 2003, the Company adopted the guidance prospectively for existing contracts and all future transactions. As permitted by SFAS No. 133, all contracts entered into prior to January 1, 1999, were grandfathered and are exempt from the provisions of SFAS No. 133 that relate to embedded derivatives. The application of Implementation Issue No. B36 in 2003 had no impact on the financial position or results of operations of the Company.

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.” SFAS No. 150 generally applies to instruments that are mandatorily redeemable, that represent obligations that will be settled with a variable number of company shares, or that represent an obligation to purchase a fixed number of company shares. For instruments within its scope, the statement requires classification as a liability with initial measurement at fair value. Subsequent measurement depends upon the certainty of the terms of the settlement (such as amount and timing) and whether the obligation will be settled by a transfer of assets or by issuance of a fixed or variable number of equity shares. The Company’s adoption of SFAS No. 150, as of July 1, 2003, did not have a material effect on the Company’s financial position or results of operations.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

Fixed Maturities

The following tables provide additional information relating to fixed maturities as of December 31:

		2005
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
(in thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$ 14,767	$ 158	$ 45	$ 14,880

Foreign government bonds	11,471	722	-	12,193

Corporate securities	847,983	12,286	10,068	850,201

Mortgage-backed securities	120,191	87	1,686	118,592

Total fixed maturities, available for sale	$ 994,412	$ 13,253	$ 11,799	$ 995,866

2004
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
(in thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$ 40,178	$ 527	$ 94	$ 40,611

Foreign government bonds	-	-	-	-

Corporate securities	795,984	30,808	1,788	825,004

Mortgage-backed securities	38,038	200	168	38,070

Total fixed maturities, available for sale	$ 874,200	$ 31,535	$ 2,050	$ 903,685

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2005, is shown below:

	Available for Sale
	Amortized Cost	Fair Value
	(in thousands)

Due in one year or less	$ 80,039	$ 80,307

Due after one year through five years	313,289	313,977

Due after five years through ten years	349,272	350,481

Due after ten years	131,621	132,509

Mortgage-backed securities	120,191	118,592

Total	$ 994,412	$ 995,866

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2005, 2004, and 2003 were $649 million, $394 million, and $275 million, respectively. Gross gains of $4 million, $6 million, and $2 million, and gross losses of $5 million, $4 million, and $2 million were realized on those sales during 2005, 2004, and 2003, respectively. Proceeds from maturities of fixed maturities available for sale during 2005, 2004, and 2003 were $128 million, and $56 million, and $39 million, respectively.

Writedowns for impairments that were deemed to be other than temporary for fixed maturities were $0 million, $0 million, and $2 million for the years 2005, 2004 and 2003, respectively.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

	2005	2004	2003
		(in thousands)

Fixed maturities, available for sale	$52,085	$44,375	$36,587
Policy loans	8,523	8,443	8,463
Commercial loans	415	-	-
Short-term investments and cash equivalents	3,660	1,733	1,430
Other	626	272	535
Gross investment income	65,308	54,823	47,015
Less investment expenses	(5,111)	(2,324)	(1,867)
Net investment income	$60,197	$52,499	$45,148

Realized investment losses, net, including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

	2005	2004	2003
		(in thousands)

Fixed maturities, available for sale	$(316)	$2,024	$(1,123)
Derivatives and other	(13)	(139)	285
Realized investment losses, net	$(329)	$1,885	$(838)

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains on fixed maturities available for sale are included in the Statements of Financial Position as a component of “Accumulated other comprehensive income.” Changes in these amounts include adjustments to exclude from “Accumulated other comprehensive income (loss)” those items that are included as part of “net income” for a period that also had been part of “Accumulated other comprehensive income (loss)” in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

	Net Unrealized Gains (Losses) on Investments	Deferred policy Acquisition Costs	Policyholders’ Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)

		(in	thousands)
Balance, December 1, 2002	$ 28,035	$ (16,262)	$ 3,375	$ (5,453)	$ 9,695
Net investment gains (losses) on investments arising during the period	7,160	-	-	(2,577)	4,583

Reclassification adjustment for gains (losses) included in net income	1,123	-	-	(404)	719

Impact of net unrealized investment Gains (losses) on deferred policy acquisition costs	-	(3,662)	-	1,318	(2,344)

Impact of net unrealized investment gains (losses) on policyholders’ account balances	-	-	821	(296)	525

Balance, December 31, 2003	36,318	(19,924)	4,196	(7,412)	13,178
Net investment gains (losses) on investments arising during the period	(4,798)	-	-	2,043	(2,755)
Reclassification adjustment for gains (losses) included in net income	(2,024)	-	-	708	(1,316)
Impact of net unrealized investment gains (losses) on deferred policy acquisition costs	-	8,075	-	(3,026)	5,049
Impact of net unrealized investment gains (losses) on policyholders’ account balances	-	-	(1,465)	555	(910)

Balance, December 31, 2004	29,496	(11,849)	2,731	(7,132)	13,246
Net investment gains (losses) on investments arising during the period	(28,357)			9,926	(18,431)
Reclassification adjustment for gains (losses) included in net income	314			(111)	203
Impact of net unrealized investment gains (losses) on deferred policy acquisition costs		11,961		(4,186)	7,775
Impact of net unrealized investment gains (losses) on policyholders’ account balances			(3,012)	1,054	(1,958)
Balance, December 31, 2005	$ 1,453	$ 112	$ (281)	$ (449)	$ 835

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2005 and 2004 respectively:

	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Fixed maturities, available for sale: 2005
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 7,678	$ 22	$ 899	$ 23	$ 8,577	$ 45
Corporate securities	436,319	8,410	53,409	1,658	489,728	10,068
Mortgage-backed securities	101,510	1,627	2,000	59	103,510	1,686
Total	$545,507	$ 10,059	$ 56,308	$ 1,740	$601,815	$ 11,799

Fixed maturities, available for sale: 2004
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 23,744	$ 94	$ -	$ -	$ 23,744	$ 94
Corporate securities	208,780	1,721	3,606	67	212,386	1,788
Mortgage-backed securities	25,005	168	-	-	25,005	168
Total	$257,529	$ 1,983	$ 3,606	$ 67	$261,135	$ 2,050

As of December 31, 2005, gross unrealized losses on fixed maturities totaled approximately $12 million comprising 232 issuers. Of this amount, there was $10 million in the less than twelve months category comprising 189 issuers and $2 million in the greater than twelve months category comprising 43 issuers. There were no individual issuers with gross unrealized losses greater than $0.51 million. $9 million of gross unrealized losses is comprised of investment grade securities. $1 million of gross unrealized losses of twelve months or more were concentrated in the finance, manufacturing, and service sectors. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Financial Statements), we have concluded that an adjustment for other than temporary impairments is not warranted at December 31, 2005.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending,

securities sold under agreements to repurchase, and futures contracts. At December 31, 2005 and 2004, the carrying values of fixed maturities available for sale pledged to third parties as reported in the Statements of Financial Position were $86.3 million and $96 million, respectively.

Fixed maturities of $0.5 million at December 31, 2005 and 2004 were on deposit with governmental authorities or trustees as required by certain insurance laws.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

4.	DEFERRED POLICY ACQUISITION COSTS

The balance of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

	2005	2004	2003
		(in thousands)
Balance, beginning of year	$ 183,219	$ 176,529	$ 137,053
Capitalization of commissions, sales and issue expenses	39,238	21,374	60,669
Amortization	(8,846)	(23,147)	(17,531)
Change in unrealized investment gains	11,961	8,463	(3,662)
Balance, end of year	$ 225,572	$ 183,219	$ 176,529

Deferred acquisition costs in 2005 include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Arizona Reinsurance Captive Company or, “PARCC,” discussed in Note 13 below. Ceded capitalization and amortization relating to this treaty included in the above table amounted to $14 million and $4 million, respectively, in 2005.

5.	POLICYHOLDERS’ LIABILITIES

Future policy benefits at December 31 are as follows:

	2005	2004
	(in thousands)

Life insurance	$ 196,756	$ 163,064
Individual and group annuities	4,733	4,595
Other contract liabilities	1,933	2,085
Total future policy benefits	$ 203,422	$ 169,744

Life insurance liabilities include reserves for death benefits and other policy benefits. Annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture rates, which range from 2.50% to 7.50%.

Future policy benefits for individual and group annuities are equal to the aggregate of 1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and 2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience when the basis of the reserve is established. The interest rates used in the determination of the individual and group annuities reserves range from 5.25% to 8.75%, with 10% of the reserves based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience (except for certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves). The interest rates used in the determination of the present values range from 5.85% to 6.30%.

Policyholders’ account balances at December 31 are as follows:

	2005	2004
	(in thousands)

Interest-sensitive life contracts	$ 456,366	$ 417,736
Individual annuities	308,146	320,605
Guaranteed investment contracts and guaranteed interest accounts	37,333	39,380
Dividend accumulations and other	39,977	38,629
Total policyholders’ account balances	$ 841,822	$ 816,350

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

5. POLICYHOLDERS’ LIABILITIES	(continued)

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates for interest-sensitive life contracts range from 3.00% to 4.85%. Interest crediting rates for individual annuities range from 1.50% to 11.00%. Interest crediting rates for guaranteed investment contracts and guaranteed interest accounts range from 3.00% to 6.30%. Interest crediting rates range from 2.35% to 3.50% for dividend accumulations and other.

6.	REINSURANCE

The Company participates in reinsurance with Prudential Insurance, PARCC and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements does not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote. Effective October 3, 2005, the Company entered into a new coinsurance agreement with Pruco Re, Ltd. providing for the 100% reinsurance of its Lifetime Five benefit feature sold on new business after October 3, 2005.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for both long and short duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the years ended December 31 are below.

                                                           2005              2004              2003
                                                     ----------------- ----------------- -----------------
                                                                       (in thousands)
   Direct premiums and policy charges and fee income   $   162,830         $ 142,492        $ 113,955
   Reinsurance ceded                                       (94,074)          (37,817)         (11,180)
                                                     ----------------- ----------------------------------
   Premiums and policy charges and fee income          $    68,756         $ 104,675        $ 102,775
                                                     ================= ==================================
   Policyholders' benefits ceded                       $    41,641         $  20,028        $  11,223
                                                     ================= ==================================

Reinsurance premiums ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company’s Statements of Financial Position, at December 31, 2005 and 2004 were $92 million and $67 million, respectively.

During 2004, the Company entered into reinsurance contracts with affiliates covering the entire life in force. As a result, all reinsurance contracts are with affiliates as of December 31, 2004. These contracts are described further in Note 13, below.

The gross and net amounts of life insurance in force at December 31, were as follows:

                                                      2005                2004                  2003
                                                 ---------------    -----------------    ------------------
                                                                    (in thousands)

     Life insurance face amount in force          $ 52,930,588         $ 42,903,082         $ 31,868,113
     Ceded                                         (46,406,195)         (37,708,317)         (17,782,119)
                                                 ---------------    -----------------    ------------------
     Net amount of life insurance in force        $  6,524,393         $  5,194,765         $ 14,085,994
                                                 ===============    =================    ==================

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

7. INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:

	2005	2004	2003
	(in thousands)
Current tax (benefit) expense:
U.S.	$ 6,441	$ 14,639	$ (15,103)
State and local	-	(55)	-
Total	6,441	14,584	(15,103)

Deferred tax expense:
U.S.	7,151	(2,640)	23,735
State and local	-	(1,576)	302
Total	7,151	(4,216)	24,037

Total income tax expense	$ 13,592	$ 10,368	$ 8,934

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes and cumulative effect of accounting change for the following reasons:

	2005	2004	2003
	(in thousands)

Expected federal income tax expense	$ 18,486	$ 12,589	$ 10,343
IRS settlement for examination period 1997 to 2001	(2,769)	-	-
State and local income taxes	-	(1,060)	197
Non taxable investment income	(2,979)	(1,240)	(2,583)
Other	854	79	977
Total income tax expense	$ 13,592	$ 10,368	$ 8,934

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2005	2004
	(in thousands)
Deferred tax assets
Investments	$1,670	$1,661
Other	774	841
Deferred tax assets	2,444	2,502

Deferred tax liabilities
Insurance reserves	$1,942	$3,249
Deferred acquisition costs	57,917	46,936
Net unrealized gains on securities	508	10,324
Other	3,761	3,209
Deferred tax liabilities	64,128	63,718

Net deferred tax liability	$61,684	$61,216

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred tax asset that is realizable.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

7. INCOME TAXES (continued)

On January 26, 2006, the Internal Revenue Service (“IRS”) officially closed the audit of the consolidated federal income tax returns for the 1997 to 2001 periods. As a result of certain favorable resolutions, the Company’s statement of operations for the year ended December 31, 2005 includes an income tax benefit of $2.8 million, reflecting a reduction in the Company’s liability for income taxes. The consolidated federal income tax returns for the 2002 and 2003 periods are currently under examination.

8.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary (“anniversary contract value”). These guarantees include benefits that are payable in the event of death or annuitization.

The Company also issues annuity contracts with contractually guaranteed death benefits market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2005 and 2004 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2005, and 2004 the Company had the following guarantees associated with these contracts, by product and guarantee type:

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

8.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

As of December 31, 2005, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2005		December 31, 2004
		At Annuitization / Accumulation		At Annuitization / Accumulation
	In the Event of Death		In the Event of Death
Variable Annuity Contracts	(dollars in thousands)		(dollars in thousands)

Return of net deposits
Account value	$303,639	N/A	$239,825	N/A
Net amount at risk	$102	N/A	$395	N/A
Average attained age of contractholders	62 years	N/A	61 years	N/A

Minimum return or anniversary contract value
Account value	$747,305	$139,073	$743,506	$68,612
Net amount at risk	$42,256	$2	$67,040	$0
Average attained age of contractholders	63 years	57 years	63 years	56 years
Average period remaining until earliest expected annuitization	N/A	6.4 years		6.5 years

Market value adjusted annuities	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value

Account value	$31,264	$31,842	$34,053	$35,885

	December 31, 2005	December 31, 2004
	In the Event of Death
Variable Life, Variable Universal Life and Universal Life Contracts	(dollars in thousands)

No Lapse Guarantees
Separate account value	$427,765	$417,967
General account value	$83,961	$65,494
Net amount at risk	$5,922,134	$5,329,909
Average attained age of contractholders	43 years	42 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:
	December 31, 2005	December 31, 2004
	(dollars in thousands)

Equity funds	$638,156	$550,374
Bond funds	70,859	77,660
Balanced funds	20,264	17,431
Money market funds	18,538	23,123
Specialty funds	1,605	-
Total	$749,422	$668,588

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

8.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The total amount of funds invested in separate account investment options for variable life, variable universal life and universal life contracts with guarantees was $428 million at December 31, 2005.

In addition to the above mentioned amounts invested in separate account investment options, $301.5 million of account balances of variable annuity contracts with guarantees (inclusive of contracts with MVA features) were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) and guaranteed minimum income and withdrawal benefits are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.”

	(GMDB)	(GMIB)	Total
	(in thousands)
Balance as of January 1, 2004	$1,633	-	$1,633
Incurred guarantee benefits	762	126	888
Paid guarantee benefits	(1,154)	-	(1,154)
Balance as of December 31, 2004	$1,241	126	$1,367
Incurred guarantee benefits	1,809	189	1,998
Paid guarantee benefits	(701)	-	(701)
Balance as of December 31, 2005	$2,349	$315	$2,664

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue, the present value of expected death benefits in excess of the projected account balance and the percentage of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB liability balance, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB’s were determined over a reasonable range of stochastically generated scenarios. For variable annuities and variable universal life, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique. For variable life, various scenarios covering a reasonable range were weighted based on a statistical lognormal model. For universal life, 10,000 scenarios were stochastically generated and, from these, 100 were selected.

The GMIWB feature provides a contractholder with two methods to receive guaranteed minimum payments over time - a "withdrawal" option and an "income" option. Each of these amounts is based on a "protected withdrawal value" (the "GMIWB

Protected Withdrawal Value"). The initial GMIWB Protected Withdrawal Value is determined as of the date that the contractholder makes his/her first withdrawal under the annuity following the election of the GMIWB. The initial GMIWB Protected Withdrawal Value is equal to the greatest of three amounts, which, stated generally, are (a) account value, plus additional purchase payments and any credits, rolled up at a specified percentage for a period of time (b) account value as of the date of the first withdrawal and (c) a

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

specified highest anniversary value. Under the withdrawal option, the Company guarantees that a specified percentage of the GMIWB Protected Withdrawal Value can be withdrawn each year until the GMIWB Protected Withdrawal Value has been exhausted. Under the income option, the Company guarantees that a lesser percentage of the GMIWB Protected Withdrawal Value can be withdrawn for life. As under the GMWB feature, the contract holder may elect to step-up the GMIWB Protected Withdrawal Value if, due to positive market performance, the account value is greater than the current GMIWB Protected Withdrawal Value.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Deferred sales inducements and other assets.” The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

Sales Inducements
(in thousands)
Balance as of January 1, 2004	$7,879
Capitalization	4,461
Amortization	(1,225)
Balance as of December 31,2004	11,115
Capitalization	3,863
Amortization	(1,362)
Balance as of December 31, 2005	$13,616

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $1 million, $57 million, and $(60) million for the years ended December 31, 2005, 2004 and 2003, respectively. Statutory surplus of the Company amounted to $142 million and $148 million at December 31, 2005 and 2004, respectively. The statutory loss in 2003 was primarily attributed to the surplus strain from new business, which results from higher commissions and selling expenses, which are not deferred under statutory accounting, and from increases to reserves. During 2004, the Company obtained reinsurance on the term life business from a captive affiliate, mitigating the surplus strain on that business. The agreement is discussed further in Note 13.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance or, “Codification,” which replaced the current Accounting Practices and Procedures manual as the NAIC’s primary guidance on statutory accounting as of January 1, 2001. Codification provided guidance for areas where statutory accounting had been silent and changed current statutory accounting in certain areas. The Company adopted the Codification guidance effective January 1, 2001. As a result of these changes, the Company reported an increase to statutory surplus of $7 million, primarily relating to the recognition of deferred tax assets.

The Company is subject to New Jersey law. The maximum amount of dividends, which can be paid by State of New Jersey insurance companies to shareholders without prior approval of the Insurance Commissioner, is subject to N.J.S.A.17:27A-4.c(2)(b). There is no capacity to pay a dividend in 2006 and there have been no dividend payments to the Company’s parent in 2005, 2004 or 2003. The Company received a $40 million capital contribution from its Parent during 2003.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 11 to the Financial Statements for a discussion of derivative instruments.

Fixed maturities

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private investments, the fair value is determined typically by using a discounted cash flow model, which considers current market credit spreads for publicly traded issues with similar terms by companies of comparable credit quality, and an additional spread component for the reduced liquidity associated with private placements. This additional spread component is determined based on surveys of various third party financial institutions. Historically, changes in estimated future cash flows or the assessment of an issuer’s credit quality have been the more significant factors in determining fair values.

Commercial Loans

The fair value of commercial loans, other than those held by the Company’s commercial mortgage operations, is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, and adjusted for the current market spread for similar quality loans.

The fair value of commercial loans held by the Company’s commercial mortgage operations is based upon various factors, including the terms of the loans, the intended exit strategy for the loans based upon either a securitization pricing model or commitments from investors, prevailing interest rates, and credit risk.

Policy loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts

For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

The following table discloses the carrying amounts and fair values of the Company’s financial instruments at

December 31:

	2005			2004
	Carrying Value	Fair Value	Carrying Value	Fair Value
(in thousands)
Financial assets:

Fixed maturities, available for sale	$ 995,866	$ 995,866	$ 903,685	$ 903,685
Policy loans	155,705	168,708	153,359	175,090
Short-term investments	23,501	23,501	44,549	44,549
Commercial loans	20,353	20,353	-	-
Cash and cash equivalents	116,040	116,040	108,117	108,117
Separate account assets	2,287,786	2,287,786	2,112,866	2,112,866

Financial liabilities:
Investment contracts	385,569	385,569	$ 398,615	$ 398,615
Cash collateral for loaned securities	86,530	86,530	74,527	74,527
Securities sold under agreements to repurchase	1,708	1,708	24,754	24,754
Short term debt to affiliates	52,994	52,944	-	-
Separate account liabilities	2,287,786	2,287,786	2,112,866	2,112,866

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

11.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be specifically attributed to specific assets or liabilities or may be based on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company’s exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in our investment portfolio.

Embedded Derivatives

As described in Note 8, the Company sells variable annuity products which contain embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees which are determined using pricing models.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company’s over-the-counter derivative transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures are effected through regulated exchanges, and positions are settled on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures through regulated exchanges and these positions are marked to market on a daily basis.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $6 million of commercial loans in 2006. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $17 million in 2006.

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Proceedings

The Company’s litigation and regulatory matters are subject to legal and regulatory actions in the ordinary course of its businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates.

Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We may also be subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

The Company’s litigation and regulatory matters is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company’s financial position.

13.	RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses in 2005 reflect a change in allocations implemented during the fourth quarter of 2005. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earning and length of service. While others are based on an account balance, which takes into consideration age, service and earnings during career.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

13.	RELATED PARTY TRANSACTIONS (Continued)

Prudential Insurance sponsors voluntary savings plan for the Company’s employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged the Company for the matching contribution to the plans was $0.3 million and $0.3 million in 2005 and 2004, respectively.

The Company’s share of net expense for the pension plans was $.6 million and $.7 million for the twelve months ended December 31, 2005 and twelve months ended December 31, 2004, respectively.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Management Fee Income

Beginning October 1, 2002, in accordance with a servicing agreement with Prudential Investments LLC, the Company receives fee income from policyholder account balances invested in the Prudential Series Funds (“PSF”). These revenues are recorded as “Asset management fees” in the Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold two Corporate Owned Life Insurance (“COLI”) policies to Prudential Insurance. The cash surrender value included in separate accounts was $470 million and $462 million at December 31, 2005 and December 31, 2004, respectively. Fees related to the COLI policies were $5 million, $4 million and $3 million for the years ending December 31, 2005, 2004 and 2003, respectively.

Reinsurance with Affiliates

PARCC

In September 2004, the Company entered into an agreement to reinsure its term life insurance with an affiliated company, PARCC. The Company reinsures with PARCC 90 percent of the risks under such policies through an automatic and facultative coinsurance agreement. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. The coinsurance agreement with PARCC also replaces the yearly renewable term agreements with external reinsurers that were previously in effect on this block of business. There was no net cost associated with the initial transaction. Reinsurance recoverables related to this agreement were $85 million and $56 million as of December 31, 2005 and December 31, 2004, respectively. Premiums ceded to PARCC in 2005 and 2004 were $70 million and $25 million, respectively. Benefits ceded in 2005 and 2004 were $19 million and $15 million, respectively.

Prudential Insurance

In December 2004, the Company recaptured the excess of loss reinsurance agreement with Prudential Insurance and replaced it with a revised agreement to reinsure all risks, not otherwise reinsured. Reinsurance recoverable related to this agreement was $7 million and $8 million as of December 31, 2005 and December 2004 respectively. Premiums and fees ceded to Prudential Insurance in 2005, 2004 and 2003 were $24 million, $1 million and $1 million, respectively. Benefits ceded in 2005, 2004 and 2003 were $22 million, $3 million, respectively, and none in 2003. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

During the fourth quarter of 2005, the Company entered into a new reinsurance agreement with Pruco Reinsurance, Ltd as part of its risk management and capital management strategies for annuities. This agreement became effective on October 3, 2005, and provides for the 100% reinsurance of its Lifetime Five benefit feature.

Debt Agreements

The Company and its parent, Pruco Life, have a revolving line of credit facility of up to $800 million with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance. The total of asset-based financing and borrowing under this credit facility for the Company and its parent cannot be more than $800 million. As of December 31, 2005 and 2004, there was $88 million and $99 million, respectively, of asset-based financing. There was $53 million of debt outstanding to Prudential Funding, LLC as of December 31, 2005 as compared to none at December 31, 2004,. Interest expense related to this agreement was $1 million in 2005, with related interest charged at a variable rate ranging from 3.10% to 4.40%.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2005 and 2004 are summarized in the table below:

	Three months ended
	March 31	June 30	September 30	December 31
2005		(in thousands)
Total revenues	$ 33,075	$ 35,883	$ 33,059	$ 35,773
Total benefits and expenses	26,118	24,867	7,830	26,159
Income from operations before income taxes and cumulative effect of accounting change	6,957	11,016	25,229	9,614
Net income	6,931	7,834	18,142	6,318

2004		(in thousands)
Total revenues	$ 43,919	$ 45,136	$ 39,306	$ 37,621
Total benefits and expenses	34,118	38,485	32,342	25,070
Income from operations before income taxes and cumulative effect of accounting change	9,801	6,651	6,964	12,551
Net income	6,912	4,774	6,432	7,297

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

Pruco Life Insurance Company of New Jersey

In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly owned subsidiary of The Prudential Insurance Company of America) at December 31, 2005 and December 31, 2004 and the results of its operations and its cash flows for the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company adopted American Institute of Certified Public Accountants Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts” as of January 1, 2004.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 24, 2006

PART C:

OTHER INFORMATION

Item 27. EXHIBITS
Exhibit number	Description of Exhibit
(a)	Board of Directors Resolution:
(i) Resolution of Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Variable Appreciable Account. (Note 4)
(b)	Not Applicable.
(c)	Underwriting Contracts:
(i) Distribution Agreement between Pruco Securities LLC and Pruco Life Insurance Company of New Jersey. (Note 4)
(ii) Proposed form of Agreement between Pruco Securities LLC and independent brokers with respect to the Sale of the Contracts. (Note 4)
(iii) Schedule of Sales Commissions. (Note 4)
(d)	Contracts:
(i) Variable Appreciable Life Insurance Contracts:
(a) With fixed Death Benefit. (Note 4)
(b) With variable Death Benefit. (Note 4)
(ii) Revised Contract with fixed death benefit. (Note 4)
(iii) Revised Contract with variable death benefit. (Note 4)
(iv) Rider for Insured's Waiver of Premium Benefit. (Note 4)
(v) Rider for Applicant's Waiver of Premium Benefit. (Note 4)
(vi) Rider for Insured's Accidental Death Benefit. (Note 4)
(vii) Rider for Level Term Insurance Benefit on Life of Insured. (Note 4)
(viii) Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 4)
(ix) Rider for Interim Term Insurance Benefit. (Note 4)
(x) Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 4)
(xi) Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 4)
(xii) Rider for Level Term Insurance on Dependent Children. (Note 4)
(xiii) Rider for Level Term Insurance on Dependent Children - from Term Conversions. (Note 4)
(xiv) Rider for Level Term Insurance on Dependent Children - from Term Conversions or Attained Age Change. (Note 4)
(xv) Rider for Coverage on Other Insured. (Note 4)
(xvi) Rider modifying Waiver of Premium. (Note 2)
(xvii) Rider to terminate a Supplementary Benefit. (Note 4)
(xviii) Rider providing for election of Variable Reduced Paid-up Insurance. (Note 4)
(xix) Rider to provide for exclusion of Aviation Risk. (Note 4)
(xx) Rider to provide for exclusion of Military Aviation Risk. (Note 4)
(xxi) Rider to provide for exclusion of War Risk. (Note 4)
(xxii) Endorsement for conversion of a Dependent Child. (Note 4)
(xxiii) Endorsement for Contractual Conversion of a Term Policy. (Note 4)
(xxiv) Endorsement for conversion of Level Term Insurance Benefit on a Child. (Note 2)
(xxv) Endorsement providing for Variable Loan Interest Rate. (Note 4)
(xxvi) Endorsement for Increase in Face Amount. (Note 4)
(xxvii) Supplementary Monthly Renewable Non-Convertible One Month Term Insurance:
(a) for use in New Jersey with fixed death benefit Contract (Note 4)
(b) for use in New Jersey with variable death benefit Contract (Note 4)
(c) for use in New York with fixed death benefit Contract (Note 4)
(d) for use in New York with variable death benefit Contract (Note 4)
(xxviii) Rider for Term Insurance Benefit on Life of Insured - Decreasing Amount After Three Years. (Note 4)
(xxix) New Jersey Rider for Term Insurance Benefit on Life of Insured Spouse - Decreasing Amount After Three Years. (Note 4)
(xxx) New York Rider for Term Insurance Benefit on Life of Insured Spouse - Decreasing Amount After Three Years. (Note 4)
(xxxi) Endorsement for Contracts issued in connection with tax-qualified pension plans. (Note 4)
(xxxii) Appreciable Plus Rider:
(a)for use in New Jersey. (Note 4)
(b)for use in New York. (Note 4)
(xxxiii) Living Needs Benefit Rider for use in New Jersey (Note 2)
(xxxiv) Living Needs Benefit Rider for use in New York. (Note 4)
(e)	Application:
(i) Application for Variable Appreciable Life Insurance Contract. (Note 4)
(ii) Supplement to the Application for Variable Appreciable Life Insurance Contract. (Note 4)
(iii) New Jersey Application Form for Variable Appreciable Life Insurance Contract. (Note 2)
(iii) New York Application Form for Variable Appreciable Life Insurance Contract. (Note 4)
(iv) Revised New York Application Form for Variable Appreciable Life Insurance Contract. (Note 2)
(f)	Depositor's Certificate of Incorporation and By-Laws:
(i) Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended March 11, 1983. (Note 4)
(ii) Certificate of Amendment of the Articles of Incorporation of Pruco Life Insurance Company of New Jersey, February 12, 1998. (Note 5)
(iii) By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 3)
(g) Reinsurance Contracts:	(i) Agreement between Pruco Life of New Jersey and Prudential. (Note 1)
(h)	None.
(i)	Administrative Contracts:
(i) Service Agreement between Prudential and First Tennessee Bank National Association. (Note 6)
(j)	Powers of Attorney:
David R. Odenath, Jr. (Note 7)
James J. Avery, Jr. (Note 8)
Ronald P. Joelson (Nore 9)
Helen M. Galt (Note 10)
John Chieffo, C. Edward Chaplin (Nore 11)
(k)	Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. (Note 1)
(l)	Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor's administrative procedures. (Note 1)
(m)	Calculation. (Note 1)
(n)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm. (Note 1)
(o)	None.
(p)	Not applicable.
(q)	Redeemability Exemption:
(i) Memoradum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-2(b)(12)(ii) and method for computing cash adjustment upon exercise of right to exchange for fixed benefit insurance pursuant to Rule 6e-2(b)(13)(v)(B). (Note 12)

(Note 1)  Filed herewith.
(Note 2)  Incorporated by reference to Post-Effective Amendment No. 24 to Form S-6, Registration No. 2-81243, filed April 29, 1997 on behalf of the Pruco Life of New Jersey Variable Insurance Account.
(Note 3)  Incorporated by reference to Form S-6, Registration No. 333-85117, filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 4)  Incorporated by reference to Post-Effective Amendment No. 26 to this Registration Statement, filed April 28, 1997 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 5)  Incorporated by reference to Post-Effective Amendment No. 12 to Form S-1, Registration No. 33-20018, filed April 19, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.
(Note 6)  Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6, Registration No. 333-49334, filed April 22, 2003 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 7)  Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6, Registration No. 333-49334, filed February 8, 2001 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 8)  Incorporated by reference to Post-Effective Amendment No. 10 to Form S-1, Registration No. 333-20018, filed April 9, 1998 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.
(Note 9)  Incorporated by reference to Post-Effective Amendment No. 14 to Form S-1, Registration No. 33-20018, filed April 10, 2001 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.
(Note 10)  Incorporated by reference to Post-Effective Amendment No. 5 to Form S-6, Registration No. 333-85117, filed June 28, 2001 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 11)  Incorporated by reference to Post-Effective Amendment No. 13 to Form N-4, Registration No. 333-49230, filed January 20, 2005 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.
(Note 12)  Incorporated by reference to Post-Effective Amendment No. 35 to this Registration Statement, filed April 26, 2005 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Item 28. Directors and Major Officers of Pruco Life of New Jersey

The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE OF NEW JERSEY

JAMES J. AVERY, JR., Vice Chairman and Director – President, Prudential Individual Life Insurance.

C. EDWARD CHAPLIN, Treasurer and Director – Senior Vice President and Treasurer, Prudential.

HELEN M. GALT, Director – Senior Vice President and Company Actuary, Prudential.

BERNARD J. JACOB, President and Director – Vice President, Prudential Individual Life and Annuities.

RONALD P. JOELSON, Director – Senior Vice President, Prudential Asset, Liability and Risk Management.

DAVID R. ODENATH, JR., Director – President, Prudential Annuities.

OFFICERS WHO ARE NOT DIRECTORS

JOHN CHIEFFO, Vice President and Chief Accounting Officer – Vice President and Individual Life Controller.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary – Chief Counsel, Variable Products, Prudential Law Department.

MELODY C. MCDAID, Senior Vice President – Vice President and Site Executive, Prudential Financial Services Customer Service Office.

JAMES M. O'CONNOR, Senior Vice President and Actuary – Vice President, Guaranteed Products.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary – Vice President and Actuary, Prudential.

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed February 28, 2006.

Item 30. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state of organization of Pruco Life of New Jersey, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Pruco Life of New Jersey’s By-law, Article V, which relates to indemnification of officers and directors, is filed as Exhibit 1.A.(6)(c) to Form S-6, Registration No. 333-85117, filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC ("Prusec")
Name and Principal Business Address	Position and Office With Depositor
John W. Greene (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, manager, Chief Operating Officer
Clifford E. Kirsch (Note 1)	Vice President, Chief Legal Officer, Secretary
Bernard Russo (Note 1)	Vice President, Controller, Chief Financial Officer
James G. Carroll (Note 1)	Vice President, Chief Compliance Officer
Maryanne Ryan (Note2)	Vice President, Anti-Money Laundering Officer
Thomas H. Harris (Note 1)	Vice President
Mark A. Hug (Note 1)	Vice President
Patrick L. Hynes (Note 4)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
C. Edward Chaplin (Note 2)	Vice President, Treasurer
Ralph Aquilera (Note 1)	Assistant Controller
James J. Avery, Jr. (Note 1)	Manager
Kieran J. Quinn (Note 1)	Vice President
David R. Odenath (Note 3)	Manager
Judy A. Rice (Note 3)	Manager
Martin Chotiner (Note 1)	Assistant Controller
Raymond H. Goslin (Note 1)	Assistant Controller
Janice Pavlou (Note 1)	Assistant Controller
Valerie Simpson (Note 1)	Assistant Controller
Paul F. Blinn (Note 1)	Assistant Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Robert Montellione (Note 1)	Assistant Treasurer
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary
Thomas Castano (Note 1)	Assistant Secretary
Kathleen Gibson (Note 2)	Vice President, Assistant Secretary
Sue J. Nam (Note 2)	Assistant Secretary
Helene Gurian (Note 2)	Vice President, Anti-Money Laundering Officer

(Note 1)	213 Washington Street, Newark, NJ 07102
(Note 2)	751 Broad Street, Newark, NJ 07102
(Note 3)	100 Mulberry Street, Newark, NJ 07102
(Note 4)	One New York Plaza, 11th Floor, New York, NY 10004

Prusec serves as principal underwriter of the variable insurance Contracts issued by Pruco Life of New Jersey. Prusec received gross distribution revenue for its individual variable life products of $95,241,637 in 2005, $114,496,331 in 2004, and $116,853,430 in 2003. Prusec passes through the gross distribution revenue it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $15,018,502 in 2005, $10,572,253 in 2004, and $12,087,173 in 2003. Prusec offers the Contract on a continuous basis.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 32. Location of Accounts and Records

The Depositor, Pruco Life Insurance Company of New Jersey, is located at 213 Washington Street, Newark, New Jersey 07102-2992.

The Principal Underwriter, Pruco Securities LLC, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 33. Management Services

Not Applicable.

Item 34. Representation of Reasonableness of Fees

Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) represents that the fees and charges deducted under the Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life of New Jersey Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 10th day of April, 2006.

(Seal)

Pruco Life of New Jersey Variable Appreciable Account
(Registrant)

By: Pruco Life Insurance Company of New Jersey
(Depositor)

Attest:	/s/ Thomas C. Castano	By:	/s/ Bernard J. Jacob
	Thomas C. Castano		Bernard J. Jacob
	Assistant Secretary		President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 37 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 10th day of April, 2006.

Signature and Title

/s/*_________________________
John Chieffo
Vice President and Chief Financial Officer

/s/*_________________________	*By: /s/ Thomas C. Castano
James J. Avery, Jr.	Thomas C. Castano
Director	(Attorney-in-Fact)

/s/*_________________________
C. Edward Chaplin
Director

/s/*_________________________
Helen M. Galt
Director

/s/*_________________________
Ronald P. Joelson
Director

/s/*_________________________
David R. Odenath, Jr.
Director

EXHIBIT INDEX

Item 27.

(g) Reinsurance Contracts:	(i) Agreement between Pruco Life of New Jersey and Prudential.

(k) Legal Opinion	Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered.

(l) Actuarial Opinion	Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor's administrative procedures.

(m) Calculation:	Calculation of sample illustrations.

(n) Auditor Consent	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.